                                                           File No. 2-67464
                                                           File No. 811-3015

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /


         Post-Effective Amendment No. 50                           / X /



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    / X /
         Amendment No. 31

                                 ---------------
                            OHIO NATIONAL FUND, INC.
                           (Exact Name of Registrant)
                                One Financial Way
                              Montgomery, Ohio 45242
                     (Address of Principal Executive Office)
                            Area Code (513) 794-6230
                         (Registrant's Telephone Number)

                           Marc L. Collins, Secretary
                            Ohio National Fund, Inc.
                                One Financial Way
                             Montgomery, Ohio 45242
                     (Name and Address of Agent for Service)

                                   Notice to:
                               John Blouch, Esq.
                              Dykema Gossett PLLC
                                 Suite 300 West
                               1300 I Street, NW
                             Washington, D.C. 20005
                                 ---------------

Approximate Date of Proposed Public Offering: as soon after the effective date of this amendment as is practicable.

It is proposed that this filing will become effective (check appropriate box):

        ___     immediately upon filing pursuant to paragraph (b)


        ____    on (date), pursuant to paragraph (b)


        ___     60 days after filing pursuant to paragraph (a)(1)

        ___     on (date) pursuant to paragraph (a)(1)


        _X_     75 days after filing pursuant to paragraph (a)(2)


        ___     on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

        ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone 1-800-366-6654


Ohio National Fund, Inc. ("Fund") is a mutual fund with 23 separate investment portfolios. The Fund's investment adviser is Ohio National Investments, Inc. (the "Adviser"). Fund shares are offered only to separate accounts of The Ohio National Life Insurance Company, Ohio National Life Assurance Corporation (both referred to as "Ohio National Life") and National Security Life and Annuity Company ("National Security"). The separate accounts use Fund shares as the underlying investments for variable annuities and variable life insurance contracts issued by Ohio National Life and National Security. Some variable contracts do not permit allocations to all the portfolios. Your variable contract prospectus identifies the portfolios available under your contract.


The Fund's portfolios are:


                                           SEE
                                           PAGE
                                           ----
EQUITY PORTFOLIO                             4
MONEY MARKET PORTFOLIO                       5
BOND PORTFOLIO                               6
OMNI PORTFOLIO                               8
INTERNATIONAL PORTFOLIO                      9
INTERNATIONAL SMALL COMPANY PORTFOLIO       10
CAPITAL APPRECIATION PORTFOLIO              11
DISCOVERY PORTFOLIO                         12
AGGRESSIVE GROWTH PORTFOLIO                 13
SMALL CAP GROWTH PORTFOLIO                  15
MID CAP OPPORTUNITY PORTFOLIO               16
CAPITAL GROWTH PORTFOLIO                    16
S&P 500(R) INDEX PORTFOLIO                  18
HIGH INCOME BOND PORTFOLIO                  19
BLUE CHIP PORTFOLIO                         21
NASDAQ-100(R) INDEX PORTFOLIO               22
BRISTOL PORTFOLIO                           23
BRYTON GROWTH PORTFOLIO                     24
U.S. EQUITY PORTFOLIO                       25
BALANCED PORTFOLIO                          26
COVERED CALL PORTFOLIO                      27
TARGET VIP PORTFOLIO                        28
TARGET EQUITY/INCOME PORTFOLIO              31


--------------------------------------------------------------------------------

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND YOU NEED TO KNOW BEFORE YOU PURCHASE AN OHIO NATIONAL LIFE OR NATIONAL SECURITY VARIABLE CONTRACT. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


                                NOVEMBER 1, 2005

                               TABLE OF CONTENTS


                                            PAGE
                                            ----
Investment Policies and Primary Risks.....    2
  Risks...................................    3
Fund Fees and Expenses....................   33
Risks of Certain Investments..............   35
  Small Capitalization Companies..........   35
  Foreign Investments.....................   36
  Convertible Securities..................   37
  Hedging Techniques......................   37
  Options.................................   38
  Futures, Options on Futures and Options
     on Indexes...........................   38
  Foreign Currency Hedging Transactions...   39
  Lower-Rated Debt Securities.............   40
  S&P Lower Bond Ratings..................   41
  Special Situations......................   41
  Short Sales.............................   41
  Real Estate Securities..................   42
Other Investment Risks....................   43
  Repurchase Agreements...................   43
  Warrants................................   43



                                            PAGE
                                            ----
  Restricted and Illiquid Securities......   44
  Zero-Coupon and Pay-in-kind Debt
     Securities...........................   44
  Reverse Repurchase Agreements...........   44
  Leveraging (Borrowing for Investment
     Purposes)............................   44
  Securities Lending......................   45
  Initial Public Offerings................   45
  Mixed and Shared Funding................   45
Portfolio Holdings........................   46
Fund Management...........................   46
  Investment Advisory Fees................   46
  Management of Portfolios................   48
  Subadvisory Fees........................   54
Selection of Subadvisers..................   55
Purchase and Redemption of Fund Shares....   55
Frequent Purchases and Redemption of Fund
  Shares..................................   55
Dividends, Distributions and Taxes........   57
Financial Highlights......................   57
Financial Highlights of Ohio National
  Fund, Inc...............................   58
Additional Information....................   69


                     INVESTMENT POLICIES AND PRIMARY RISKS

Each portfolio has its own investment objective which it seeks through its separate investment policies. The differences in objectives and policies among the portfolios affect the risks and returns of each portfolio. We can never be sure that any portfolio will meet its investment objectives. An investment in the portfolios through a variable contract is not a deposit of a bank and is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The investment objectives of each portfolio discussed below and in the Statement of Additional Information may only be changed if approved by a majority vote of that portfolio's shareholders. Each portfolio may invest in cash, short-term obligations and U.S. government securities for defensive purposes during times of unusual market or economic conditions or pending selection of securities in accordance with the portfolio's policies. When investing for defensive purposes, the portfolio may not meet its investment objectives and may experience lower than expected returns. However, by maintaining defensive investment positions, the portfolio manager is attempting to minimize the losses that might have been experienced had the portfolio been fully invested in accordance with its investment objectives and policies. Frequent portfolio turnover may result in lower investment returns based on increased brokerage expenses. Those portfolios that invest "primarily" in a particular kind of securities will, under normal market conditions, invest at least 80% of their assets in that kind of securities.

The relatively high portfolio turnover rates for the Omni, International, International Small Company, Capital Appreciation, Discovery, Aggressive Growth, Mid Cap Opportunity, Capital Growth, Bristol, Bryton Growth, U.S. Equity, Balanced and Covered Call portfolios result in correspondingly higher brokerage costs for these portfolios. The Statement of Additional Information provides a fuller description of the types of financial instruments in which the Money Market portfolio and certain other portfolios may invest. It also defines the debt ratings of nationally recognized statistical rating organizations. It also gives information about portfolio turnover rates for each portfolio.

RISKS

YOU COULD LOSE MONEY, OR HAVE LESS RETURN THAN THE MARKET IN GENERAL, IN ANY OF THE PORTFOLIOS. ALL OF THE PORTFOLIOS ARE SUBJECT TO THESE RISKS:

Market risk refers to how much a security's price is likely to change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security's price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or it may not favor stocks at all. If a portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments.

Financial risk refers to the ability of an issuer of a debt security, such as a bond, to pay principal and/or interest on that security when due. It also refers to the earnings stability and overall financial soundness of an issuer of an equity security.

Sector risk is the possibility that a certain group or category of securities may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a limited range of securities, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

High Portfolio Turnover is generally defined as more that 100% turnover of a portfolio's securities in a given year. Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential. Conversely, high portfolio turnover frequently occurs following a change of portfolio managers or a change in the portfolio's investment strategy. In such cases, the high portfolio rate may only be temporary. Other portfolios may be managed in such a manner that high portfolio turnover rates will be expected every year.

Middle capitalization company risks are similar to the potential risks associated with smaller capitalization companies. In short, mid-cap companies stocks may be more volatile than larger capitalized companies and their stock prices may also be less liquid. Although middle capitalization companies typically have a longer history of being in business, the risk of business failure still exists. These risks are typically not as common in middle capitalization companies as they are with smaller capitalization companies, but the risks do exist with middle capitalization companies.

Additional significant risks affect each portfolio to the extent it might invest in certain kinds of securities. These include the following, which are further described later in the prospectus:


Small capitalization companies are variously defined to include all those publicly traded companies with a market capitalization of less than $2.5 billion ($1 billion for the Target Small Cap Strategy of the Target VIP Portfolio and $5 billion for the International Small Company Portfolio), or having a market capitalization no greater than that of the smallest of the 1,000 largest publicly traded U.S. companies. Their stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies and smaller companies are sometimes more subject to failure. See page 35.



Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. See page 36.

Convertible securities can be exchanged for or converted into a company's common stock. In addition to being subject to the risks of investing in stock, the value of these securities can be adversely affected by fixed income market forces such as rising interest rates. See page 37.



Hedging techniques use options, futures contracts and other derivative investments to attempt to reduce the risk of loss from falling stock prices or lower foreign currency valuations, increased interest rates or other adverse market developments. There can be no assurance that a hedging technique will work as intended. Portfolio performance might also be diminished by the added cost of the derivative investments. See "Hedging Techniques," "Options," "Futures, Options on Futures and Options on Indexes," and "Foreign Currency Hedging Transactions" on pages 37-39.



Lower-rated debt securities, sometimes called "junk bonds," are bonds rated below "investment grade." These securities have investment characteristics similar to common stock in that their values are sensitive to changes in the issuer's financial condition. Lower-rated bond issuers are sometimes unable to pay interest and principal on time. See page 40.



Special situations arise when a portfolio manager believes that a development in a company or its market might have a significant favorable influence on the company's securities prices. If the development does not meet those expectations, the price of the company's securities could lag the overall market and reduce portfolio performance. See page 41.



Short sales occur when a portfolio sells a security it does not then own. While this can profit the portfolio if the price of the security declines before the delivery date, any increase in the security's price will likely result in a loss to the portfolio. The amount of any gain will be decreased, and the amount of any loss will be increased by the amount of any premium or amounts in lieu of interest a portfolio may have to pay in short sales. See page 41.



Real estate securities may include the risks of direct ownership of real estate. These include declines in real estate values, changing economic conditions and increasing interest rates. See page 42.



Other investment risks that might be encountered by a portfolio are described beginning on page 43.


EQUITY PORTFOLIO

The objective of the Equity portfolio is long-term growth of capital. This portfolio invests primarily in common stocks or securities that may be converted into, or carry the right to buy, common stocks. It may also invest in preferred stocks, debt securities and readily marketable mortgage notes. This portfolio invests primarily in securities listed on national securities exchanges. From time to time it may also purchase securities traded in the over-the-counter market and foreign securities.

This portfolio is managed by Legg Mason Capital Management ("Legg Mason") under a subadvisory agreement with the Adviser.

Legg Mason seeks long-term growth of capital using the "value" approach to investing. It purchases securities that appear to be under-priced and thus appear to offer above-average potential for capital appreciation. It then tends to hold those companies for a long time in order to reduce portfolio turnover and brokerage expenses.

Primary risks: This portfolio's primary risks are the market, financial and sector risks described above.

The following bar chart and table indicate the risks of investing in the Equity portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE ADVISER MANAGED THIS PORTFOLIO UNTIL AUGUST 1999.
[GRAPH IN %]

95                                                                               27.2
--                                                                               ----
96                                                                               18.35
97                                                                               18.17
98                                                                                5.72
99                                                                               19.87
00                                                                               -6.64
01                                                                               -8.43
02                                                                              -18.74
03                                                                               44.35
04                                                                               12.44

During the period shown in the bar chart, the portfolio's highest return for a quarter was 25.55%. That was the quarter ended on June 30, 2003. The lowest return for a quarter was -19.67%. That was the quarter ended on September 30, 2001.

   AVERAGE ANNUAL TOTAL RETURNS       ONE     FIVE      TEN
      AS OF DECEMBER 31, 2004        YEAR     YEARS    YEARS
   ----------------------------      -----    -----    -----
Equity Portfolio                     12.44%    2.42%    9.78%
S&P 500 Index                        10.87%   -2.31%   11.93%

MONEY MARKET PORTFOLIO

The objective of the Money Market portfolio is maximum current income consistent with preservation of principal and liquidity. This portfolio invests in high quality money market instruments, including:

- obligations maturing in 13 months or less and issued or guaranteed as to principal and interest by the U.S. government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. government as authorized by Congress;

- commercial paper, certificates of deposit and bankers' acceptances that have received the highest rating by any two nationally recognized statistical rating organizations ("NRSRO's"), or the highest rating by one NRSRO if that is the only NRSRO having rated the security, or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased;

- commercial paper, certificates of deposit, bankers' acceptances or other corporate obligations maturing in 13 months or less and which, although not rated by any NRSRO, the Board of Directors determines to be of a quality comparable to that of instruments receiving either of the two highest ratings, provided, that any security determined to be comparable in quality to the second highest rating shall be included in the 5% limitation below;

- repurchase agreements with respect to any of these obligations;

- as to no more than 5% of the portfolio's assets, in commercial paper, certificates of deposit or bankers' acceptances receiving the second highest rating by any two NRSRO's (or by one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased, provided, that no more than $1 million (or 1% of portfolio assets, if greater) may be invested in such securities of any one issuer; and

- up to 50% of its assets in the securities of foreign issuers (including private issuers and foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), provided they meet the above quality standards and they are denominated in U.S. dollars and held in custody in the United States.

The portfolio may only invest in instruments that the Board of Directors determines present minimal credit risks. Generally, this portfolio holds its money market securities until maturity. They are then redeemed. The portfolio normally will not realize any gain or loss on these securities. There may be times when it is necessary or appropriate to sell securities before they mature in order to shorten the portfolio's average maturity. This might be necessary to meet redemptions or because of a reevaluation of an issuer's credit-worthiness.

Primary risks: The portfolio's rate of return varies as short-term interest rates vary. The rate of return will also be affected by other factors such as the portfolio's operating expenses and any sales of portfolio securities before they mature. Generally, investment in this portfolio involves less market and financial risk than an investment in any other portfolio of the Fund. However, it is possible to lose money in this portfolio.

An investment in the Money Market portfolio is not a deposit of any bank. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market portfolio seeks to maintain a stable value of $10 per share, it is possible to lose money by investing in this portfolio.

The following bar chart and table indicate the risks of investing in the Money Market portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH IN %]

95                                                                               5.62
--                                                                               ----
96                                                                               5.17
97                                                                               5.37
98                                                                               5.39
99                                                                               5.02
00                                                                               6.34
01                                                                               3.78
02                                                                               1.37
03                                                                               0.74
04                                                                               1.01

During the period shown in the bar chart, the portfolio's highest return for a quarter was 1.64%. That was the quarter ended on September 30, 2000. The lowest return for a quarter was 0.16%. That was the quarter ended on September 30, 2003. The Money Market Portfolio's seven day yield ended December 31, 2004 was 0.78%.

        AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
          AS OF DECEMBER 31, 2004             YEAR    YEARS    YEARS
        ----------------------------          ----    -----    -----
Money Market Portfolio                        1.01%   2.63%    3.96%

BOND PORTFOLIO

The objective of the Bond portfolio is a high level of income and opportunity for capital appreciation consistent with preservation of capital. Investments are primarily in intermediate-term and long-term fixed-income securities. These generally have a remaining maturity of 5 years or more when purchased.

At least 80% of the portfolio's assets (other than cash and U.S. government securities) will be invested in:

- publicly traded, investment grade, non-convertible corporate debt securities issued by United States corporations and assigned one of the four highest bond ratings by Moody's or Standard and Poor's ("S&P"); and

- corporate debt securities used for short-term investment and limited to the top grade of these two rating services.

Up to 20% of the portfolio's assets may be invested in:

- securities having high potential for capital appreciation;

- preferred stocks, convertible securities and securities carrying warrants to purchase equity securities; and

- debt securities issued by U.S. banks and savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent financial statements in excess of $100 million.

This portfolio does not invest in common stocks directly. It may retain for reasonable periods of time up to 10% of its total assets in common stocks acquired by converting debt securities or exercising warrants acquired with debt securities.

This portfolio normally includes debt securities with varying maturities selected from various industries, depending upon the Adviser's evaluation of current and anticipated market conditions.

Primary risks: The market values of debt instruments vary depending upon their respective yields. Therefore, the portfolio's net asset value per share changes from time to time as the general level of interest rates changes. Consequently, an investment in this portfolio involves substantial market risk, but should involve less financial risk than an investment in any of the portfolios that invest primarily in common stocks.

The following bar chart and table indicate the risks of investing in the Bond portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH IN %]

95                                                                               18.9
--                                                                               ----
96                                                                                3.71
97                                                                                9.28
98                                                                                5.22
99                                                                                0.58
00                                                                                5.86
01                                                                                8.41
02                                                                                8.66
03                                                                               10.46
04                                                                                5.89

During the period shown in the bar chart, the portfolio's highest return for a quarter was 6.68%. That was the quarter ended on June 30, 1995. The lowest return for a quarter was -3.43%. That was the quarter ended on June 30, 2004.

       AVERAGE ANNUAL TOTAL RETURNS           ONE     FIVE      TEN
          AS OF DECEMBER 31, 2004            YEAR     YEARS    YEARS
       ----------------------------          -----    -----    -----
Bond Portfolio                                5.89%   7.84%    7.60%
Merrill Lynch U.S. Corporate Bond Index,
  1-10 Year                                   4.21%   8.16%    7.94%

OMNI PORTFOLIO

The objective of the Omni portfolio is a high level of long-term total return consistent with preservation of capital by investing in stocks, bonds and money market instruments. Total rate of return consists of current income including dividends, interest and discount accruals and capital appreciation.

The Adviser adjusts the mix of investments from time to time among the various market sectors (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Sometimes the portfolio may not be invested in all three of the market sectors.

The portfolio's principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the market sectors. The stock sector is managed by Suffolk Capital Management, LLC ("Suffolk") under a subadvisory agreement with the Adviser. Within the stock sector, Suffolk seeks long-term growth of capital. Current income is a secondary goal for the stock sector. Within the bond sector, the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation is a secondary goal of the bond sector. Within the money market sector, the Adviser seeks maximum current income consistent with the preservation of principal and liquidity.

Primary risks: Investment in this portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three sectors. There is also the risk that at any given time this portfolio will invest too much or too little in each sector. On the other hand, since the risk factors affecting each sector are different, the risks of each sector often offset one another. As a result, this portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds.

The following bar chart and table indicate the risks of investing in the Omni portfolio. They show changes in the portfolio's performance for each of the past ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH IN %]

95                                                                               22.75
--                                                                               -----
96                                                                               15.54
97                                                                               18.15
98                                                                                4.53
99                                                                               11.36
00                                                                              -14.85
01                                                                              -13.07
02                                                                              -22.77
03                                                                               26.19
04                                                                                7.11

During the period shown in the bar chart, the portfolio's highest return for a quarter was 10.94%. That was the quarter ended on June 30, 2003. The lowest return for a quarter was -14.02%. That was the quarter ended on September 30, 2002.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE      TEN
         AS OF DECEMBER 31, 2004           YEAR     YEARS    YEARS
      ----------------------------         -----    -----    -----
Omni Portfolio                              7.11%   -5.03%    4.19%
70% S&P 500 Index/30% Merrill Lynch U.S.
  Corporate Master Bond Index               9.22%    1.00%   10.88%

INTERNATIONAL PORTFOLIO

The objective of the International portfolio is total return on assets by investing primarily in equity securities of foreign companies. A substantial part of the portfolio's assets are stocks of established companies in economically developed countries. Normally, most of its investments are in stocks denominated in foreign currencies. It may invest in depositary receipts. It may invest in investment grade fixed-income securities and foreign government securities. It may enter into forward commitments and foreign currency transactions. It may maintain reserves in foreign or U.S. money market instruments. This portfolio is managed by Federated Global Investment Management Corp. ("Federated Global") under a subadvisory agreement with the Adviser.

In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies. Federated Global evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.

This portfolio enables you to diversify your investment by participating in developed foreign economies and markets. If you also invest in domestic portfolios, the International portfolio may reduce the overall volatility of your investments because foreign countries often have business cycles, economic policies and securities markets that do not move in harmony with those in the United States.

Primary risks: In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign Investments described following these brief summaries of each portfolio's investment policies. Those risks include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies.

The following bar chart and table indicate the risks of investing in the International portfolio. They show changes in the portfolio's performance for each of the last ten years and the portfolio's average annual returns for the last one year, five years and ten years compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS SOCIETE GENERALE ASSET MANAGEMENT CORP. UNTIL THE END OF 1998.

[GRAPH IN %]

95                                                                               12.1
--                                                                               ----
96                                                                               14.48
97                                                                                2.11
98                                                                                3.88
99                                                                               67.40
00                                                                              -22.20
01                                                                              -29.57
02                                                                              -20.64
03                                                                               32.59
04                                                                               12.97

During the period shown in the bar chart, the portfolio's highest return for a quarter was 57.21%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -20.68%. That was the quarter ended on September 30, 2002.

      AVERAGE ANNUAL TOTAL RETURNS         ONE      FIVE      TEN
        AS OF DECEMBER 31, 2004           YEAR     YEARS     YEARS
      ----------------------------        -----    ------    -----
International Portfolio                   12.97%    -8.22%    4.03%
Morgan Stanley Capital International
  Europe, Australasia, Far East Growth
     Index                                17.59%    -2.94%    3.85%

INTERNATIONAL SMALL COMPANY PORTFOLIO

The objective of the International Small Company portfolio is long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $5 billion or less. Any income received from investments is incidental. The portfolio invests in companies located throughout the world, in both developed economies and emerging markets. Investments will also include interests in entities such as limited partnerships, limited liability companies and business trusts. These foreign entities often issue securities comparable to common or preferred stock. This portfolio is managed by Federated Global under a subadvisory agreement with the Adviser.

Investments in foreign small companies enable you to further diversify the investments you have in foreign markets. Price changes of small companies do not always follow those of larger companies.

In selecting portfolio securities, Federated Global uses its own quantitative process to rank the future performance potential of companies. Federated Global evaluates each company's earnings potential in light of its current valuation. It then evaluates management quality. It may examine a company's suppliers, customers and competitors. It also reviews the company's financial statements and earnings forecasts. It evaluates the sustainability of the company's current growth trends.

Primary risks: Generally, the prices of small company securities tend to be more volatile, and the stock tends to be less liquid, and present more risk than those of larger companies. This is especially true in the short term. Foreign investment risks include political, regulatory and economic instability in some countries, changes in currency rates and market inefficiencies. In addition to financial risk, market risk and sector risk, this portfolio is subject to the special risks of Foreign Investments and Small Capitalization Companies described following these brief summaries of each portfolio's investment policies.

The following bar chart and table indicate the risks of investing in the International Small Company portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS SOCIETE GENERALE ASSET MANAGEMENT CORP. UNTIL THE END OF 1998. IN 1999, THE PORTFOLIO'S INVESTMENT POLICIES WERE SUBSTANTIALLY CHANGED AND ITS NAME WAS CHANGED FROM THE "GLOBAL CONTRARIAN" PORTFOLIO.
[GRAPH IN %]

96                                                                               12.09
--                                                                               -----
97                                                                               11.67
98                                                                                3.53
99                                                                              108.51
00                                                                              -30.27
01                                                                              -29.28
02                                                                              -15.00
03                                                                               53.91
04                                                                               20.87

During the period shown in the bar chart, the portfolio's highest return for a quarter was 46.35%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -21.95%. That was the quarter ended on September 30, 2001.

   AVERAGE ANNUAL TOTAL RETURNS       ONE     FIVE      SINCE
      AS OF DECEMBER 31, 2004        YEAR     YEARS    3/31/95
   ----------------------------      -----    -----    -------
International Small Company
  Portfolio                          20.87%   -4.85%    8.89%
Morgan Stanley Capital
  International World ex-U.S. Small
  Cap Index                          26.94%    7.86%     N/A

The Morgan Stanley Capital International World ex-U.S. Small Cap Index was established January 12, 1998.

CAPITAL APPRECIATION PORTFOLIO

The objective of the Capital Appreciation portfolio is to seek long-term growth of capital. This portfolio is managed by Jennison Associates LLC ("Jennison") under a subadvisory agreement with the Adviser.

This portfolio invests primarily in common stocks of established companies with either current or emerging earnings growth not fully appreciated or recognized by the market. Jennison seeks companies having an attractive trade-off between good earnings, growth prospects and low valuation characteristics.

The portfolio's focus is on mid-sized and large companies (that is, companies having market capitalizations in excess of $1 billion) with two distinct characteristics:

        (1) Stocks of companies out of favor with investors, but expected by Jennison to experience a dynamic earnings cycle over the next 12 to 18 months because of -

           - corporate restructuring

           - new product development

           - industry cycle turns

           - management's increased focus on shareholder value and/or

        (2) Companies currently delivering good growth characteristics but which are, in Jennison's view, under-priced by the market because of --

           - short-term earnings disappointments relative to the market's expectations and/or

           - market uncertainty that the company can sustain its current earnings growth.

Primary risks: In addition to market risk and middle capitalization company risks described above, a particular risk of this portfolio's approach is that some stocks that Jennison perceives to be under-valued by the market may not sufficiently appreciate in price during the time those stocks are held by the portfolio.

The following bar chart and table indicate the risks of investing in the Capital Appreciation portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS T. ROWE PRICE ASSOCIATES, INC. UNTIL THE END OF 1999.
[GRAPH IN %]

95                                                                               20.9
--                                                                               ----
96                                                                               15.75
97                                                                               15.19
98                                                                                5.91
99                                                                                6.46
00                                                                               31.50
01                                                                                9.69
02                                                                              -20.15
03                                                                               31.52
04                                                                               12.50

During the period shown in the bar chart, the portfolio's highest return for a quarter was 18.27%. That was the quarter ended on June 30, 2003. The lowest return for a quarter was -18.19%. That was the quarter ended on September 30, 2002.

  AVERAGE ANNUAL TOTAL RETURNS        ONE     FIVE      TEN
     AS OF DECEMBER 31, 2004         YEAR     YEARS    YEARS
  ----------------------------       -----    -----    -----
Capital Appreciation Portfolio       12.50%   11.25%   12.13%
S&P 500 Index                        10.87%   -2.31%   11.93%

DISCOVERY PORTFOLIO

Until May 1, 2002, the name of this portfolio was Small Cap portfolio. The objective of the Discovery portfolio is maximum capital growth. The portfolio invests primarily in the common stocks of small sized companies. Under normal market conditions, at least 65% of the portfolio's assets are invested in common stocks of small-capitalization companies (that is, those having market capitalizations less than $2.5 billion). However it may also invest in larger companies if they appear to present better prospects for capital growth. This portfolio may invest up to 30% of its assets in foreign securities. The portfolio may also purchase initial public offerings and may concentrate its investments in particular sectors of the economy. This portfolio is managed by Founders Asset Management LLC ("Founders") under a subadvisory agreement with the Adviser.

Investments in both this portfolio and one or more portfolios investing primarily in larger companies enable you to diversify your investments. Price changes of small companies do not always follow those of larger companies.

Primary risks: Generally, the prices of small company securities tend to be more volatile, the stocks are less liquid, and they present more risk than those of large companies. This is especially true in the short term. The portfolio may invest in foreign securities or initial public offerings. The special risks of investing in Small Capitalization Companies, Foreign Investments and Initial Public Offerings are described following these brief summaries of each portfolio's investment policies. The Discovery portfolio may also be susceptible to sector risk (as described on page 3) from time to time because its investments might be concentrated within a limited number of industries or categories of securities.

The following bar chart and table indicate the risks of investing in the Discovery portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH IN %]

95                                                                               31.15
--                                                                               -----
96                                                                               17.71
97                                                                                8.47
98                                                                               10.57
99                                                                              106.46
00                                                                              -11.22
01                                                                              -18.36
02                                                                              -32.74
03                                                                               37.66
04                                                                               10.93

During the period shown in the bar chart, the portfolio's highest return for a quarter was 44.53%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -27.98%. That was the quarter ended on September 30, 1998.

   AVERAGE ANNUAL TOTAL RETURNS       ONE     FIVE      TEN
      AS OF DECEMBER 31, 2004        YEAR     YEARS    YEARS
   ----------------------------      -----    -----    -----
Discovery Portfolio                  10.93%   -5.73%   11.18%
Russell 2000 Growth Index            14.29%   -3.57%    7.11%

AGGRESSIVE GROWTH PORTFOLIO

The objective of the Aggressive Growth portfolio is long-term capital growth. This portfolio is managed by Janus Capital Management LLC ("Janus") under a subadvisory agreement with the Adviser. The portfolio invests in a variety of securities that the subadviser believes have attractive growth opportunities. The portfolio normally emphasizes equity securities selected for their growth potential. However, it may invest in any type of security that the subadviser believes has the potential for capital appreciation. The portfolio may invest most or all of its assets in common stocks, preferred stocks, securities that are convertible into common or preferred stocks, and warrants. At times, the portfolio may have a substantial exposure to foreign securities. The portfolio may also invest up to 35% of its assets in non-investment grade bonds (known as junk bonds). The portfolio may also invest in options, futures, forwards or other types of derivatives for hedging purposes or to seek to enhance total return, or in special situations.

Janus generally uses a "bottom up" approach in selecting investments for the portfolio. Janus seeks to identify individual companies with earnings growth potential that may not yet be recognized by the market at large. It makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of business activities or other similar selection criteria. Janus does not try to allocate foreign investments among particular countries or geographic regions. Realization of income is not a significant consideration in choosing the portfolio's investments.

Primary risks: The portfolio's main risk is that the value of its investments might decrease in response to the activities of individual companies or in response to general market and/or economic conditions. The special risks of investing in Small Capitalization Companies, Foreign Investments, Options, Futures, Options on Futures, and options on Indexed Lower-Rated Debt Securities, Short Sales, and Special Situations are described following these brief summaries of each portfolio's investment policies. The Aggressive Growth portfolio may be susceptible to sector risk (as described on page 3) from time to time.

The following bar chart and table indicate the risks of investing in the Aggressive Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS STRONG CAPITAL MANAGEMENT, INC. UNTIL THE END OF 1999.
[GRAPH IN %]

96                                                                                0.76
97                                                                               12.53
98                                                                                7.84
99                                                                                5.76
00                                                                              -27.31
01                                                                              -31.82
02                                                                              -27.90
03                                                                               31.49
04                                                                                8.96

During the period shown in the bar chart, the portfolio's highest return for a quarter was 26.19%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -26.31%. That was the quarter ended on March 31, 2001.

  AVERAGE ANNUAL TOTAL RETURNS      ONE      FIVE      SINCE
     AS OF DECEMBER 31, 2004       YEAR     YEARS     3/31/95
  ----------------------------     -----    ------    -------
Aggressive Growth Portfolio         8.96%   -12.54%    -1.77%
S&P 500 Index                      10.87%    -2.31%    11.31%

SMALL CAP GROWTH PORTFOLIO

The objective of the Small Cap Growth portfolio is long-term capital appreciation. The portfolio invests at least 80% of its assets in stocks of Small Capitalization Companies as defined on page 29. This portfolio is managed by UBS Global Asset Management (Americas), Inc. ("UBS Global") under a subadvisory agreement with the Adviser.

This portfolio seeks to invest in companies with strong business franchises and competitive positions that generate rapidly rising earnings or profits. In the overall small capitalization universe, UBS Global targets companies with earnings growth in the top 40%. The portfolio may also invest in securities of emerging growth companies. These are companies that UBS Global expects to experience above-average earnings or cash-flow growth or meaningful changes in underlying asset values.

Primary risks: This portfolio's investments in small capitalization companies may experience greater price volatility than portfolios investing primarily in larger, more established companies. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. If you consider investing in this portfolio, you need to maintain a long-term investment perspective because the companies in which this portfolio invests will experience stock price volatility. This portfolio may also be susceptible to sector risk (as described on page 3) from time to time.

The following bar chart and table indicate the risks of investing in the Small Cap Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT, PRIOR TO NOVEMBER 1, 2002, THIS PORTFOLIO WAS CALLED THE "CORE GROWTH" PORTFOLIO AND ITS SUBADVISER WAS PILGRIM BAXTER & ASSOCIATES, LTD. [GRAPH IN %]

97                                                                               -3.08
--                                                                               -----
98                                                                                8.82
99                                                                              104.95
00                                                                              -16.87
01                                                                              -39.50
02                                                                              -29.07
03                                                                               45.35
04                                                                               11.44

During the period shown in the bar chart, the portfolio's highest return for a quarter was 56.29%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -39.50%. That was the quarter ended on March 31, 2001.

   AVERAGE ANNUAL TOTAL RETURNS      ONE      FIVE     SINCE
     AS OF DECEMBER 31, 2004        YEAR     YEARS     1/3/97
   ----------------------------     -----    ------    ------
Small Cap Growth Portfolio          11.44%   -10.40%    2.81%
Russell 2000 Growth Index           14.29%    -3.57%    3.95%

MID CAP OPPORTUNITY PORTFOLIO

The objective of the Mid Cap Opportunity portfolio is long-term total return. The portfolio invests at least 80% of its assets in equity and debt securities, focusing on small-and mid-cap companies that offer the potential for capital appreciation, current income, or both. Although the portfolio focuses on companies with market capitalizations ranging between $1.5 billion and $16 billion, it may invest in larger or smaller companies. Until May 1, 2003, this portfolio was called the Growth & Income portfolio. This portfolio is managed by RS Investment Management, L.P. ("RSIM") under a subadvisory agreement with the Adviser.

The portfolio normally invests the majority of its assets in common stocks, convertible securities, bonds, and notes. The portfolio may engage in short sales of securities expected to decline in price.

Primary risks: Mid-cap companies may present greater opportunities for investment return than do larger companies, but may also involve greater risks. The portfolio may be subject to the special risk of investing in middle capitalization companies (as described on page 3). The portfolio may also be subject to the special risks of investing in Short Sales.

The following bar chart and table indicate the risks of investing in the Mid Cap Opportunity portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH IN %]

97                                                                               36.58
--                                                                               -----
98                                                                                7.09
99                                                                               62.25
00                                                                               -8.29
01                                                                              -12.84
02                                                                              -25.60
03                                                                               46.34
04                                                                               13.56

During the period shown in the bar chart, the portfolio's highest return for a quarter was 40.44%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -26.86%. That was the quarter ended on September 30, 2001.

   AVERAGE ANNUAL TOTAL RETURNS      ONE                SINCE
     AS OF DECEMBER 31, 2004        YEAR     5 YEARS    1/3/97
   ----------------------------     -----    -------    ------
Mid Cap Opportunity Portfolio       13.56%    -0.27%    11.23%
Russell Midcap Growth Index         14.82%    -3.69%     8.00%

CAPITAL GROWTH PORTFOLIO

The objective of the Capital Growth portfolio is long-term capital appreciation. It is managed by Eagle Asset Management, Inc. ("Eagle") under a subadvisory agreement with the Adviser. It invests primarily in an actively managed portfolio of equity securities (principally common stocks) of small cap growth companies (typically having market capitalizations of $1.5 billion or less at the time of purchase). These are companies that, in Eagle's opinion, have the potential, based on superior products or services, operating characteristics, and financing capabilities, for more rapid growth than the over-all economy. Investments generally are held in companies in industry segments experiencing rapid growth or in companies with proprietary advantages. In evaluating potential investments, Eagle may consider a number of factors including the rate of earnings growth, the quality of management, the extent of proprietary operating advantage, the return on equity, the financial condition of the company, and/or the reasonableness of the valuation of the company.

Primary risks: Investments in small companies may present greater risks than investments in large companies. The stock prices of small companies tend to be more volatile, the stock tends to be less liquid, and the companies are more subject to failure. Up to 30% of this portfolio's assets may be invested in foreign securities. The special risks of Foreign Investments and Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. The Capital Growth portfolio may also be susceptible to sector risk (as described on page 3) from time to time.

The following bar chart and table indicate the risks of investing in the Capital Growth portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

NOTE THAT THE SUBADVISER FOR THIS PORTFOLIO WAS RSIM UNTIL THE END OF AUGUST
2003.
[GRAPH IN %]

99                                                                              202.38
--                                                                              ------
00                                                                              -26.01
01                                                                              -14.46
02                                                                              -42.06
03                                                                               40.10
04                                                                               19.71

During the period shown in the bar chart, the portfolio's highest return for a quarter was 62.90%. That was the quarter ended on December 31, 1999. The lowest return for a quarter was -30.46%. That was the quarter ended on September 30, 2001.

      AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE     SINCE
         AS OF DECEMBER 31, 2004           YEAR     YEARS    5/1/98
      ----------------------------         -----    -----    ------
Capital Growth Portfolio                   19.71%   -9.30%   10.48%
Russell 2000 Growth Index                  14.29%   -3.57%    1.06%

S&P 500(R) INDEX PORTFOLIO

The objective of the S&P 500 Index portfolio is total return approximating that of the Standard & Poor's 500(R) Index ("S&P 500") including reinvestment of dividends, at a risk level consistent with that of the S&P 500. It seeks this objective by investing primarily in:

- common stocks and other securities that may or may not be included among the 500 stocks in the S&P 500, and/or

- S&P 500 stock index futures contracts hedged by investing in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment-grade corporate bonds and money market instruments.

This strategy is intended to replicate the performance of the S&P 500. However, portfolio expenses reduce the portfolio's ability to exactly track the S&P 500. There can be no assurance that the portfolio's investments will have the desired effect.

The value of S&P 500 stock index futures contracts is tied directly to the fluctuations of the S&P 500. The portfolio's ability to use futures contracts as a substitute for maintaining a fully-invested market position in the 500 stocks comprising the S&P 500 obligates the portfolio to hedge its position by delivering a specific dollar amount equal to the difference between the value of the S&P 500 at the time the contract was made and the closing of the contract. Futures contracts can result in a high degree of leverage so that a relatively small decline in the S&P 500 could result in a substantial loss to the portfolio, including part or all of the margin deposits required on the contracts. The portfolio seeks to offset that risk by maintaining its investments in U.S. government obligations, investment-grade corporate bonds and money market instruments. The income from these investments tends to offset the costs of the futures contracts.

Primary risks: The risks involved with Hedging Techniques are described following these brief summaries of each portfolio's investment policies. This portfolio is subject to significant sector risk.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the S&P 500 Index portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio. The Statement of Additional Information contains more information about the S&P 500 Index.

The following bar chart and table indicate the risks of investing in the S&P 500 Index portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH IN %]

97                                                                               31.75
--                                                                               -----
98                                                                               30.00
99                                                                               25.63
00                                                                               -9.65
01                                                                              -13.34
02                                                                              -22.63
03                                                                               27.84
04                                                                               10.30

During the period shown in the bar chart, the portfolio's highest return for a quarter was 22.27%. That was the quarter ended on December 31, 1998. The lowest return for a quarter was -17.32%. That was the quarter ended on September 30, 2002.

   AVERAGE ANNUAL TOTAL RETURNS      ONE                 SINCE
     AS OF DECEMBER 31, 2004        YEAR     5 YEARS    1/3/97
   ----------------------------     -----    -------    -------
S&P 500 Index Portfolio             10.30%    -3.10%     7.91%
S&P 500 Index                       10.87%    -2.31%     7.98%

HIGH INCOME BOND PORTFOLIO

The objective of the High Income Bond portfolio is high current income. The portfolio invests at least 80% of its assets in lower-rated (BBB or lower) corporate debt obligations commonly referred to as "junk bonds." Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of high current income. Normally, the portfolio will not invest more than 10% of its assets in equity securities. Lower-rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. You should carefully assess the risks associated with this portfolio before investing.

This portfolio is managed by Federated Investment Management Company ("Federated Investment") under a subadvisory agreement with the Adviser.

Low-rated debt securities have higher yields because of their greater uncertainty of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment looks for bonds offering superior potential returns for the financial risk assumed. Federated Investment's analysis focuses on the issuer's financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.

Fixed income securities in which the portfolio invests include preferred stocks, bonds, debentures, notes, equipment lease certificates and equipment trust certificates. The portfolio's investments are generally rated Baa or lower by

Moody's, or BBB or lower by S&P or Fitch, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the portfolio may invest. These lower-rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing highly rated bonds.

The portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference on the issuer's balance sheet. The portfolio may invest its assets in foreign securities, including those not publicly traded in the United States. The portfolio may also invest in real estate investment trusts.

Primary risks: The special risks of investing in Lower-Rated Debt Securities, Foreign Investments Convertible Securities, Short Sales, and Real Estate Securities are described following these brief summaries of each portfolio's investment policies. There is a relatively higher risk that an issuer of low-rated bonds will default by failing to pay interest or principal when due. If that happens, the portfolio loses money. Low-grade bonds are usually uncollateralized and they are subordinate to the issuer's other outstanding debt.

The following bar chart and table indicate the risks of investing in the High Income Bond portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH IN %]

99                                                                               1.95
--                                                                               ----
00                                                                               -7.10
01                                                                                4.27
02                                                                                3.98
03                                                                               22.78
04                                                                               10.67

During the period shown in the bar chart, the portfolio's highest return for a quarter was 8.04%. That was the quarter ended on June 30, 2003. The lowest return for a quarter was -4.96%. That was the quarter ended on December 31, 2000.

       AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE     SINCE
         AS OF DECEMBER 31, 2004            YEAR     YEARS    5/1/98
       ----------------------------         -----    -----    ------
High Income Bond Portfolio                  10.67%   6.47%     5.10%
Lehman Brothers High Yield Bond Index       11.12%   6.97%     5.26%

BLUE CHIP PORTFOLIO

The objective of the Blue Chip portfolio is growth of capital and income by investing primarily in securities of high quality companies. The portfolio is managed by Federated Equity Management Company of Pennsylvania ("Federated Equity") under a subadvisory agreement with the Adviser.

Federated Equity selects investments for this portfolio principally on the basis of fundamental research techniques and standards with emphasis on earning power, financial condition and valuation. The companies are among the leaders in their industries in sales, earnings, and/or market capitalization.

Federated Equity performs traditional fundamental analysis to select securities promising long-term value. It focuses on the current financial condition of the issuer. It examines the issuer's product strength, competitive position and management expertise. Federated Equity also considers current economic, market and industry factors affecting the issuer. Federated Equity uses the "value" style of investing. It selects securities that are trading at low valuation in relation to their historic market prices and projected growth. With this style of investing, the prices of portfolio securities may not always increase as rapidly as stocks selected for their growth attributes.

The portfolio invests in common stocks, preferred stocks, corporate debt obligations, convertible securities, warrants, American depositary receipts and foreign securities. Corporate debt obligations will be rated Baa or better by Moody's, or BBB or better by S&P or Fitch, or if not rated, will be determined by Federated Investment to be of comparable quality. If a security loses its rating or has its rating reduced after the portfolio has purchased it, Federated Investment does not need to drop the security from the portfolio, but that will be considered. Bonds rated Baa, BBB or better are considered investment grade. Those rated below that have some speculative characteristics.

Primary risks: This portfolio's primary risks are market risk and sector risk, described on pages 2 and 3. The portfolio may also be subject to the special risks of investing in Short Sales.

The following bar chart and table indicate the risks of investing in the Blue Chip portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last one year, five years and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH IN %]

99                                                                               5.86
--                                                                               ----
00                                                                                1.08
01                                                                               -4.23
02                                                                              -19.43
03                                                                               26.58
04                                                                                9.61

During the period shown in the bar chart, the portfolio's highest return for a quarter was 16.18%. That was the quarter ended on June 30, 2003. The lowest return for a quarter was -18.73%. That was the quarter ended on September 30, 2002.

       AVERAGE ANNUAL TOTAL RETURNS          ONE     FIVE     SINCE
         AS OF DECEMBER 31, 2004            YEAR     YEARS    5/1/98
       ----------------------------         -----    -----    ------
Blue Chip Portfolio                          9.61%   1.59%     2.43%
S&P Barra Value Index                       15.69%   2.41%     3.94%

NASDAQ-100(R) INDEX PORTFOLIO

The objective of the Nasdaq-100 Index portfolio is long-term growth of capital. The portfolio invests primarily in stocks that are included in the Nasdaq-100(R) Index. It may also invest in other securities whose performance is expected to correlate to that of the Nasdaq-100 Index, including "Qubes." Qubes are tracking stock (symbol QQQ) issued by the Nasdaq-100 Trust and designed to track the performance of the Nasdaq-100 Index.

The portfolio does not attempt to hold all of the stocks represented in the Nasdaq-100 Index. The Index is a modified capitalization-weighted index. That means the stocks of larger companies count for more in the Index than do the stocks of smaller companies. While it is composed of 100 of the largest non-financial companies listed on the Nasdaq Stock Market, its capitalization weighting gives a small number (less than 10) of the 100 stocks a majority of the market value of the Index. Thus, the Adviser believes the portfolio can replicate the Index without owning all 100 stocks. It is the Adviser's policy generally to not invest more than 20% of the portfolio's assets in the stock and other securities of any single issuer, even if that issuer represents more than 20% of the Index.

The Nasdaq-100(R), Nasdaq-100 Index(R) and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Adviser has licensed these marks for the portfolio's use. Nasdaq has not passed on the portfolio's legality or suitability. Nasdaq does not sponsor, endorse, sell or promote the portfolio. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE PORTFOLIO.

Primary risks: Unlike the other portfolios, THE NASDAQ-100 INDEX PORTFOLIO IS A NON-DIVERSIFIED FUND. This portfolio is not limited by the diversification standards that restrict the other portfolios (as to at least 75% of their assets) to not invest more than 5% of assets in the securities of any one issuer. Several individual stocks represented in the Nasdaq-

100 Index each comprise substantially more than 5% of the market value of the Index. The diversification standards of the other portfolios also prevent them from investing more than 25% of their assets in any one industry. The Nasdaq-100 Index is predominated by issuers in the technology sector. Thus, the Nasdaq-100 Index portfolio is susceptible to sector risk (as described on page 3). Although the Nasdaq market in general consists of smaller companies, the Nasdaq-100 is a market capitalization-weighted index dominated by large-cap and mid-cap companies. Most of those companies currently have market capitalizations greater than $2.5 billion.

The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down. For this reason, investors should consider limiting their investments in this portfolio.

The following bar chart and table indicate the risks of investing in the Nasdaq-100 Index portfolio. They show changes in the portfolio's performance for each of the complete calendar years since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
[GRAPH IN %]

01                                                                              -32.68
--                                                                              ------
02                                                                              -37.32
03                                                                               47.86
04                                                                               10.00

During the period shown in the bar chart, the portfolio's highest return for a quarter was 33.97%. That was the quarter ended on December 31, 2001. The lowest return for a quarter was -35.33%. That was the quarter ended on September 30, 2001.

        AVERAGE ANNUAL TOTAL RETURNS           ONE         SINCE
          AS OF DECEMBER 31, 2004             YEAR         5/1/00
        ----------------------------          -----        ------
Nasdaq-100 Index Portfolio                    10.00%       -17.05%
Nasdaq-100 Index                              10.74%       -16.39%

BRISTOL PORTFOLIO

The objective of the Bristol portfolio is long-term growth of capital. The portfolio invests primarily in common stocks of the 1,000 largest publicly traded U.S. companies in terms of market capitalization. From time to time it might also have substantial positions in securities issued by smaller companies and in foreign companies. In addition, from time to time the portfolio may also have substantial positions in a particular sector of the economy.

This portfolio is managed by Suffolk Capital Management, LLC ("Suffolk") under a subadvisory agreement with the Adviser. Suffolk is affiliated with the Adviser because Ohio National Financial Services, Inc. owns ONLI, the Adviser's parent, and it also owns 81% of the voting securities of Suffolk.

Suffolk's investment approach is based on the premise that most stocks are priced efficiently, reflecting the market's expectations of growth and perceptions of risk. Suffolk's principals analyze companies' revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock's expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tend to have a blend of growth and value characteristics.

Primary risks: This portfolio's primary risks are the market and sector risks as described on pages 2 and 3.

The following bar chart and table indicate the Bristol portfolio's performance for the only complete calendar year since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
(GRAPH IN %)

03                                                                               32.44
--                                                                               -----
04                                                                               8.62

During the period shown in the bar chart, the portfolio's highest return for a quarter was 13.80%. That was the quarter ended on December 31, 2003. The lowest return for a quarter was -3.38%. That was the quarter ended on September 30, 2004.

         AVERAGE ANNUAL TOTAL RETURNS            ONE         SINCE
           AS OF DECEMBER 31, 2004              YEAR         5/1/02
         ----------------------------           -----        ------
Bristol Portfolio                                8.62%        4.92%
S&P 500 Index                                   10.87%        6.38%

BRYTON GROWTH PORTFOLIO

The objective of the Bryton Growth portfolio is long-term growth of capital. The portfolio invests primarily in common stocks of growth-oriented U.S. companies smaller than the 500 largest publicly traded U.S. companies in terms of market capitalization.

This portfolio is managed by Suffolk under a subadvisory agreement with the Adviser.

Suffolk's investment approach is based on the premise that most stocks are priced efficiently, reflecting the market's expectations of growth and perceptions of risk. Suffolk's principals analyze companies' revised earnings forecasts. Since investors often over-react to these revisions, Suffolk looks for those stocks having better long-term growth prospects than are reflected in current market prices. Suffolk uses a proprietary blend of research and stock selection techniques. First, a stock's expected returns are determined by a quantitative model incorporating growth, valuation and risk factors. Then, Suffolk analyzes the earnings estimates for those companies appearing to have the most potential for stock price appreciation to determine if those estimates are likely to be revised upward or downward. Finally, Suffolk performs a fundamental analysis of growth potential. The resulting mix of securities tend to have a growth orientation.

Primary risks: Generally, the prices of smaller company securities tend to be more volatile, the stocks tend to be less liquid, and they present more risk than those of larger companies. This is especially true in the short term. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies.

The following bar chart and table indicate the Bryton Growth portfolio's performance for the only complete calendar year since the portfolio's inception and the portfolio's average annual returns for the last year and since inception compared to those of a broad-based market index. The portfolio's past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.
(GRAPH IN %)

03                                                                               35.61
--                                                                               -----
04                                                                               7.50

During the period shown in the bar chart, the portfolio's highest return for a quarter was 27.59%. That was the quarter ended on June 30, 2003. The lowest return for a quarter was -7.27%. That was the quarter ended on March 31, 2003.

         AVERAGE ANNUAL TOTAL RETURNS            ONE         SINCE
           AS OF DECEMBER 31, 2004              YEAR         5/1/02
         ----------------------------           -----        ------
Bryton Growth Portfolio                          7.50%        0.11%
Russell 2000 Growth Index                       14.29%        8.20%

U.S. EQUITY PORTFOLIO

The objective of the U.S. Equity portfolio is to seek capital appreciation with a secondary objective of capital preservation to provide long-term growth. This portfolio is managed by ICON Advisers, Inc. ("ICON") under a sub-advisory agreement with the Adviser. The portfolio normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the United States. Equity securities in which the portfolio may invest may be issued by companies of any market capitalization and may include both common stocks and preferred stocks.

The U.S. Equity portfolio seeks to achieve its investment objectives through a disciplined and objective quantitative methodology to identify sectors and industries that are under-priced. Investments in industries determined to be over-priced relative to current intrinsic value are sold and replaced by investments in currently out-of-favor industries that are under-priced relative to intrinsic value. In addition to being under-priced, industries must have relative strength, meaning above-average performance or leadership against the current market. The portfolio may invest up to 100% of its assets in fixed income securities for temporary defensive positions. If the portfolio manager takes such a defensive position, the portfolio may not meet its investment objectives and may experience lower than expected returns.

Primary risks: This portfolio's primary risks include the market, financial and sector risks described on page 3. The portfolio tends to overweight specific industries in certain sectors, causing the portfolio's performance to be susceptible to the economic, business or other developments affecting those industries or sectors. The portfolio may also invest in small- and mid-cap companies. Small-cap companies are defined by the portfolio manager as companies with a market capitalization of between $0 and $900 million at the time of purchase. Mid-cap companies are defined by the portfolio manager as companies with a market capitalization of between $900 million and $3 billion at the time of purchase. While investments in those companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The special risks of investing in Small Capitalization Companies are described following these brief summaries of each portfolio's investment policies. To a large extent, the same risk factors apply to investments in mid-cap companies. Because the portfolio manager is assessing intrinsic value of companies, his assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

This portfolio began its operations in May 2004. No performance history is presented because the portfolio has not had a full calendar year of operations.

BALANCED PORTFOLIO

The objective of the Balanced portfolio is to seek capital appreciation and income. This portfolio is managed by ICON under a sub-advisory agreement with the Adviser. The portfolio invests in a balanced portfolio of U.S. and foreign common stocks, government securities, and a variety of fixed-income obligations. Normally, the portfolio invests up to 75% of its total assets in equity securities of companies of any market capitalization, including common and preferred stocks, securities issued by dividend-paying companies, and convertible preferred securities. The portfolio will maintain a minimum of 25% of its total assets in fixed-income securities although there is no maximum limit on the amount of debt securities in which the portfolio may invest. The portfolio may invest up to 100% of its assets in fixed income securities for temporary defensive positions. If the portfolio manager takes such a defensive position, the portfolio may not meet its investment objectives and may experience lower than expected returns. The debt securities in which the portfolio invests are generally investment grade, although the portfolio may invest up to 10% of its total assets in lower-rated securities. The portfolio may invest up to 25% of its total assets in foreign securities.

The Balanced portfolio seeks its investment objectives through a disciplined and objective quantitative methodology to identify sectors and industries that are under-priced. Investments in industries determined to be over-priced relative to current intrinsic value are sold and replaced by investments in currently out-of-favor industries that are under-priced relative to intrinsic value. In addition to being under-priced, industries must have relative strength, meaning above-average performance or leadership against the current market.

Primary risks: This portfolio's primary risks include the market, financial, sector, small capitalization companies and foreign investment risks described on page 3. The portfolio is susceptible to the special risks of investing in Convertible Securities as described following these brief summaries of each portfolio's investment policies. The value of convertible securities and fixed-income securities in general tend to move inversely with changes in interest rates (that is, the portfolio's securities may increase in value when interest rates go down, and decrease in value when interest rates go up). The portfolio may overweight its investments in certain industry sectors, causing the portfolio's performance to be susceptible to the economic, business or other developments affecting those industries or sectors.

The special risks of the portfolio's investing in Lower-Rated Debt Securities are described following these brief summaries of each portfolio's investment policies.

This portfolio began its operations in May 2004. No performance history is presented because the portfolio has not had a full calendar year of operations.

COVERED CALL PORTFOLIO

The objective of the Covered Call portfolio is to seek modest capital appreciation and to maximize realized gains from writing covered call options. This portfolio is managed by ICON under a sub-advisory agreement with the Adviser. The portfolio normally invests in equity securities traded in the United States and in covered call options sold (that is, "written") on equities comprising at least 80% of the portfolio's net assets, plus any borrowings for investment purposes. Equity securities the portfolio may invest in include common stocks and preferred stocks of companies of any market capitalization. The portfolio's positions may also include equity securities of foreign issuers traded in the United States. The portfolio may invest up to 100% of its assets in fixed income securities for temporary defensive positions. If the portfolio manager takes such a defensive position, the portfolio may not meet its investment objectives and may experience lower than expected returns.

The Covered Call portfolio seeks to achieve its investment objective through a disciplined and objective quantitative methodology to identify industries that are under-priced. ICON then uses a combination of industry sector rotation and valuation of investments. Investments in industries determined to be over-priced relative to current intrinsic value are sold and replaced by investments in currently out-of-favor industries that are under-priced relative to intrinsic value. In addition to being under-priced, industries must have relative strength, meaning above-average performance or leadership against the current market.

The call options written by the portfolio are "covered." That is, the portfolio owns shares in equity securities corresponding to those options. The option purchaser may exercise the option at the exercise price at any time before the option expires. If an option is exercised by its purchaser, the portfolio must then deliver the underlying shares at that price. Options are normally exercised if the market price of the shares exceed the exercise price of the option.

The portfolio collects a premium from the option purchaser on each of the call options the portfolio writes. Such premiums are additional income to the portfolio. The amount of those premiums may decrease if interest rates decline, or if the market prices of the underlying equities on which the call options are written become less volatile.

If the market price of the underlying equity securities do not exceed the exercise price, the call option will likely expire without being exercised. The portfolio will then keep the premium. At that point, the portfolio may either continue to hold the underlying equity security, in which case it may write new call options on it, or the portfolio may sell the equities.

Primary risks: This portfolio's primary risks include the market, sector and small capitalization companies risks described on page 3. The portfolio tends to overweight specific industries in certain sectors, causing the portfolio's performance to be susceptible to the economic, business or other developments affecting those industries or sectors.

The portfolio is susceptible to the special risks of investing in Options as described following these brief summaries of each portfolio's investment policies. Risks specific to investments in covered call options include limited gains and lack of liquidity. By selling a covered call option, the portfolio may forego the opportunity to participate in price increases for the underlying equities above the exercise price, while still bearing the risk of a decline in the value of the underlying equities. Although the portfolio will receive a premium for writing the call option, the price the portfolio realizes from the sale of the equities upon exercise of the option could be substantially below their prevailing market price.

There may not be a liquid market for written options. If the portfolio cannot locate a purchaser for the option transaction, the portfolio will be unable to sell the underlying equities until the option expires or is exercised. The portfolio's investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the portfolio will generally hold the equities underlying a call option, the portfolio may be less likely to sell the stocks it is holding to take advantage of new investment opportunities.

This portfolio began its operations in May 2004. No performance history is presented because the portfolio has not had a full calendar year of operations.


TARGET VIP PORTFOLIO



The objective of the Target VIP Portfolio is to provide above average total return. The portfolio is managed by First Trust Advisors L.P. ("First Trust") under a sub-advisory agreement with the Adviser.



The Target VIP Portfolio seeks to achieve its objective by investing in the common stocks of companies which are identified by a model which applies separate uniquely specialized strategies. The Target VIP Portfolio is passively managed meaning that the stocks that are selected are held for one year until the next stock selection date. Each year, on or about the annual stock selection date of December 30, the Target VIP Portfolio expects to invest in the securities determined by the model with an approximately equal amount invested in each strategy. The Target VIP Portfolio reserves the right to overweight, underweight or exclude from the Target VIP Portfolio certain companies identified by the model.



To the extent that the portfolio receives new cash, from the additional purchase or premium payments from variable contract owners or otherwise, the cash is invested proportionally in the securities held by the portfolio. The sub-adviser reserves the right to hold cash until a sufficient amount is available to invest, so the investment of new cash may not be immediate. However, the sub-adviser intends to invest the new cash as soon as possible after receipt.



During the year until the next stock selection date, the portfolio managers monitor the holdings. In the event an initial security ceases to be a publicly traded security or the shares are otherwise forced to be liquidated, the proceeds derived from the sale of the liquidated initial security will be invested proportionally in additional shares of the remaining securities.



Target VIP Strategy.



The composition of the Target VIP Portfolio on each annual stock selection date is expected to be as follows:



- Approximately 1/6 common stocks which comprise The Dow(sm) DART 5 Strategy;



- Approximately 1/6 common stocks which comprise the European Target 20
  Strategy;



- Approximately 1/6 common stocks which comprise The Nasdaq(R) Target 15
  Strategy;



- Approximately 1/6 common stocks which comprise The S&P Target 24 Strategy;



- Approximately 1/6 common stocks which comprise the Target Small-Cap Strategy; and



- Approximately 1/6 common stocks which comprise the Value Line(R) Target 25 Strategy.



The individual strategies are described below:



The Dow(sm) Dividend and Repurchase Target ("DART") 5 Strategy.



The Dow(sm) DART 5 Strategy selects a portfolio of DJIA(sm) stocks with high dividend yields and/or high buyback ratios and high return on assets. By analyzing dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. More recently, many companies have turned to stock reduction programs as a tax efficient way to bolster their stock prices and reward shareholders. Companies which have reduced their shares through a share buyback program may provide a strong cash flow position and, in turn, high quality earnings. Buyback ratio is the ratio of a company's shares of common stock outstanding 12 months prior to the stock selection date divided by a company's shares outstanding as of the business day prior to the stock selection date, minus "1."

The Dow(sm) DART 5 Strategy stocks are determined as follows:



Step 1: First Trust ranks all 30 stocks contained in the DJIA(sm) by the sum of their dividend yield and buyback ratio as of the stock selection date.



Step 2: First Trust then selects the 10 stocks with the highest combined dividend yields and buyback ratios.



Step 3: From the 10 stocks selected in Step 2, First Trust selects the five stocks with the greatest change in return on assets in the most recent year as compared to the previous year for The Dow(sm) DART 5 Strategy.



European Target 20 Strategy.



The European Target 20 Strategy invests in stocks with high dividend yields. By selecting stocks with the highest dividend yields, the Strategy seeks to uncover stocks that may be out of favor or undervalued. The European Target 20 Strategy is determined as follows:



Step 1: First Trust ranks the 120 largest companies based on market capitalization which are headquartered in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom by dividend yield as of the business day prior to the stock selection date.



Step 2: First Trust selects the 20 highest dividend-yielding stocks for the European Target 20 Strategy.



The Target VIP Portfolio will not invest more than 5% of its portfolio in shares of any one securities-related issuer contained in the European Target 20 Strategy.



The Nasdaq(R) Target 15 Strategy.



The Nasdaq(R) Target 15 Strategy selects a portfolio of the 15 Nasdaq-100 Index(R) stocks with the best overall ranking on both 12- and 6-month price appreciation, return on assets and price to cash flow. The Nasdaq(R) Target 15 Strategy stocks are determined as follows:



Step 1: First Trust selects stocks which are components of the Nasdaq-100 Index(R) as of the business day prior to the stock selection date and numerically rank them by 12-month price appreciation (best [1] to worst [100]).



Step 2: First Trust then numerically ranks the stocks by six-month price appreciation.



Step 3: The stocks are then numerically ranked by return on assets ratio.



Step 4: First Trust then numerically ranks the stocks by the ratio of cash flow per share to stock price.



Step 5: First Trust adds up the numerical ranks achieved by each company in the above steps and select the 15 stocks with the lowest sums for The Nasdaq(R) Target 15 Strategy.



The stocks which comprise The Nasdaq(R) Target 15 Strategy are weighted by market capitalization subject to the restriction that only whole shares are purchased and that no stock will comprise less than 1% or 25% or more of The Nasdaq(R) Target 15 Strategy portion of the portfolio on the stock selection date. The Securities will be adjusted on a proportionate basis to accommodate this constraint.



The S&P Target 24 Strategy.



The S&P Target 24 Strategy selects a portfolio of 24 common stocks from the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") which are based on the following steps:



Step 1: All of the economic sectors in the S&P 500 Index are ranked by market capitalization as of the business day prior to the stock selection date and the eight largest sectors are selected.

Step 2: The stocks in each of those eight sectors are then ranked among their peers based on three distinct factors:



Factor 1: Trailing four quarters' return on assets, which is net income divided by average assets. Those stocks with high return on assets achieve better rankings.



Factor 2: Buyback yield, which measures the percentage decrease in common stock outstanding versus one year earlier. Those stocks with greater percentage decreases receive better rankings.



Factor 3: Bullish interest indicator, which compares the number of shares traded in months in which the stock price rose to the number of shares traded in months in which the stock price declined. Those stocks with a high bullish interest indicator achieve better rankings.



Step 3: The three stocks from each of the eight sectors with the highest combined ranking on these three factors are selected for The S&P Target 24 Strategy. In the event of a tie within a sector, the stock with the higher market capitalization is selected.



Each stock receives a weighting equivalent to its relative market value among the three stocks from the individual sector. The combined weight of the three stocks for a sector is equal to the sector's equivalent weighting among the eight sectors being selected from.



Target Small-Cap Strategy.



The Target Small-Cap Strategy invests in stocks with small market capitalizations which have recently exhibited certain positive financial attributes. The Target Small-Cap Strategy stocks are determined as follows:



Step 1: First Trust selects the stocks of all U.S. corporations which trade on the NYSE, the American Stock Exchange ("AMEX") or The Nasdaq Stock Market ("Nasdaq") (excluding limited partnerships, American Depositary Receipts and mineral and oil royalty trusts) as of the business day prior to the stock selection date.



Step 2: First Trust then selects companies which have a market capitalization of between $150 million and $1 billion and whose stock has an average daily dollar trading volume of at least $500,000.



Step 3: First Trust next selects stocks with positive three-year sales growth.



Step 4: From there First Trust selects those stocks whose most recent annual earnings are positive.



Step 5: First Trust eliminates any stock whose price has appreciated by more than 75% in the last 12 months.



Step 6: First Trust selects the 40 stocks with the greatest price appreciation in the last 12 months on a relative market capitalization basis (highest to lowest) for the Target Small-Cap Strategy.



For purposes of applying the Target Small-Cap Strategy, market capitalization and average trading volume are based on 1996 dollars which are periodically adjusted for inflation. All steps apply monthly and rolling quarterly data instead of annual figures where possible.



The Target VIP Portfolio will not invest more than 5% of its portfolio in shares of any one securities-related issuer contained in the Target Small-Cap Strategy.



Value Line(R) Target 25 Strategy.



The Value Line(R) Target 25 Strategy invests in 25 of the 100 stocks that Value Line(R) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks 1,700 stocks which represent approximately 95% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(R) bases its rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The Value Line(R) Target 25 Strategy is determined as follows:



Step 1: First Trust starts with the 100 stocks which Value Line(R) as of the business day prior to the stock selection date gives their #1 ranking for Timeliness(TM), removes the stocks of companies considered to be securities related issuers and the stocks of companies whose shares are not listed on a U.S. securities exchange, and applies the following rankings as of two business days prior to the stock selection date.



Step 2: First Trust ranks these remaining stocks for consistent growth based on 12-month and 6-month price appreciation (best [1] to worst [100]).



Step 3: First Trust then ranks the stocks for profitability by their return on assets.



Step 4: Finally, First Trust ranks the stocks for value based on their price to cash flow.



Step 5: First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums for the Value Line Target 25 Strategy.



The stocks which comprise the Value Line(R) Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of the Value Line(R) Target 25 Strategy portion of the portfolio on the stock selection date. The Securities will be adjusted on a proportionate basis to accommodate this constraint.



"Dow Jones Industrial Average(sm)," "Dow(sm)" and "DJIA(sm)" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust. Dow Jones does not endorse, sell or promote any of the portfolios. Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust or us a license to use its indexes.



"S&P," "S&P 500," and "Standard & Poor's" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust or us. The Target VIP Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.



"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust. The Target VIP Portfolio is are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.



The publishers of the DJIA(sm), MSCI Europe Index, The Nasdaq Stock Market, Inc., S&P 500 Index and any other securities index are not affiliated with First Trust or the Fund and have not participated in creating the Portfolio or selecting the securities for the Portfolio. Except as noted herein, none of the index publishers have approved of any of the information in this prospectus.



The Fund cannot guarantee that a portfolio will achieve its objective or that the portfolio will make money once expenses are deducted.



Primary risks: The portfolio's primary risks are the market, middle capitalization company, small capitalization company, foreign investment real estate investment and sector risks described previously in this prospectus.



This portfolio began operations in November 2005. No performance history is presented because the portfolio has not had a full calendar year of operations.

TARGET EQUITY/INCOME PORTFOLIO



The objective of the Target Equity/Income Portfolio is to provide above-average total return by adhering to a disciplined, quantitative investment process that incorporates two distinct strategy methodologies. The portfolio is managed by First Trust Advisors L.P. ("First Trust") under a sub-advisory agreement with the Adviser.



The Target Equity/Income Portfolio is passively managed meaning that the stocks that are selected are held for one year until the next stock selection date.



The Target Equity/Income Portfolio invests in the common stocks of companies which are selected by applying separate uniquely specialized strategies. While each of the strategies included in the Target Equity/Income Portfolio also seeks to provide an above-average total return, each follows a different investment strategy. The Target Equity/ Income Portfolio provides investors with exposure to both growth and value stocks, offering investors an opportunity for investment success regardless of which investment styles prevails in the market.



To the extent that the portfolio receives new cash, from the additional purchase or premium payments from variable contract owners or otherwise, the cash is invested proportionally in the securities held by the portfolio. The sub-adviser reserves the right to hold cash until a sufficient amount is available to invest, so the investment of new cash may not be immediate. However, the sub-adviser intends to invest the new cash as soon as possible after receipt.



During the year until the next stock selection date, the portfolio managers monitor the holdings. In the event an initial security ceases to be a publicly traded security or the shares are otherwise forced to be liquidated, the proceeds derived from the sale of the liquidated initial security will be invested proportionally in additional shares of the remaining securities.



Target Equity/Income Strategy.



The composition of the Target Equity/Income Portfolio on the stock selection date is as follows:



- Approximately 1/2 common stocks which comprise The Dow(sm) Target Dividend Strategy; and



- Approximately 1/2 common stocks which comprise the Value Line(R) Target 25 Strategy.



The individual strategies are described below:



The Dow(sm) Target Dividend Strategy.



The Dow(sm) Target Dividend Strategy selects a portfolio of the 20 stocks from the Dow Jones Select Dividend Index(sm) with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book.



The Dow(sm) Target Dividend Strategy stocks are determined as follows:



Step 1: First Trust ranks all 100 stocks contained in the Dow Jones Select Dividend Index(sm) as of the business day prior to the stock selection date (best [1] to worst [100]) by:



- Greatest change in return on assets over the last 12 months. An increase in return on assets generally indicates improving business fundamentals.



- Price-to-book. A lower, but positive, price-to-book ratio is generally used as an indication of value.



Step 2: First Trust then selects an equally-weighted portfolio of the 20 stocks with the best overall ranking on the two factors for The Dow(sm) Target Dividend Strategy.



Companies which, as of the selection date, Dow Jones has announced will be removed from the Dow Jones Select Dividend Index(sm), have been removed from the universe of securities from which The Dow(sm) Target Dividend Strategy stocks are selected.

Value Line(R) Target 25 Strategy.



The Value Line(R) Target 25 Strategy invests in 25 of the 100 stocks that Value Line(R) gives a #1 ranking for Timeliness(TM) which have recently exhibited certain positive financial attributes. Value Line(R) ranks 1,700 stocks which represent approximately 95% of the trading volume on all U.S. stock exchanges. Of these 1,700 stocks, only 100 are given their #1 ranking for Timeliness(TM), which measures Value Line's view of their probable price performance during the next six to 12 months relative to the others. Value Line(R) bases their rankings on various factors, including long-term trend of earnings, prices, recent earnings, price momentum, and earnings surprise. The Value Line(R) Target 25 Strategy is determined as follows:



Step 1: First Trust starts with the 100 stocks which Value Line(R) as of the business day prior to the stock selection date gives their #1 ranking for Timeliness(TM), removes the stocks of companies considered to be securities related issuers and the stocks of companies whose shares are not listed on a U.S. securities exchange, and applies the following rankings as of the business day prior to the stock selection date.



Step 2: First Trust ranks these remaining stocks for consistent growth based on 12-month and 6-month price appreciation (best [1] to worst [100]).



Step 3: First Trust then ranks the stocks for profitability by their return on assets.



Step 4: Finally, First Trust ranks the stocks for value based on their price to cash flow.



Step 5: First Trust adds up the numerical ranks achieved by each company in the above steps and selects the 25 stocks with the lowest sums for the Value Line Target 25 Strategy.



The stocks which comprise the Value Line(R) Target 25 Strategy are weighted by market capitalization subject to the restriction that no stock will comprise less than 1% or 25% or more of the Value Line(R) Target 25 Strategy portion of the portfolio on the stock selection date. The Securities will be adjusted on a proportionate basis to accommodate this constraint.



"Dow Jones Industrial Average(sm)," "Dow(sm)" and "Dow Jones Select Dividend Index" are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. Dow Jones does not endorse, sell or promote any of the portfolios. Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given us a license to use its indexes.



"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust Portfolios L.P. The Target Equity/Income Portfolio is are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.



Primary risks: The portfolio's primary risks are the market, middle capitalization company, small capitalization company, foreign investments real estate investments and sector risks described previously in this prospectus.



This portfolio began operations in November 2005. No performance history is presented because the portfolio has not had a full calendar year of operations.



                             FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FEES AND EXPENSES YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your account): NOT APPLICABLE.

The Fund has no sales charges, redemption fees, exchange fees or account fees. Those kinds of fees may be charged in connection with variable annuities and variable life insurance policies issued by Ohio National Life and National Security. Read your variable contract prospectus for a description of its fees and expenses.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                                      TOTAL FUND
                                                                                       EXPENSES
                                                                                        WITHOUT
                                                              MANAGEMENT    OTHER     WAIVERS OR
PORTFOLIO                                                        FEES      EXPENSES   REDUCTIONS*
---------                                                     ----------   --------   -----------
Equity......................................................     0.80%       0.12%       0.92%
Money Market*...............................................     0.29%       0.11%       0.40%
Bond........................................................     0.60%       0.12%       0.72%
Omni........................................................     0.60%       0.11%       0.71%
International*..............................................     0.90%       0.26%       1.16%
International Small Company.................................     1.00%       0.47%       1.47%
Capital Appreciation........................................     0.80%       0.11%       0.91%
Discovery...................................................     0.80%       0.11%       0.91%
Aggressive Growth...........................................     0.80%       0.15%       0.95%
Small Cap Growth............................................     0.95%       0.16%       1.11%
Mid Cap Opportunity.........................................     0.85%       0.11%       0.96%
Capital Growth..............................................     0.90%       0.13%       1.03%
S&P 500 Index...............................................     0.38%       0.12%       0.50%
High Income Bond............................................     0.75%       0.18%       0.93%
Blue Chip*..................................................     0.90%       0.09%       0.99%
Nasdaq-100 Index*...........................................     0.75%       0.18%       0.93%
Bristol*....................................................     0.80%       0.27%       1.07%
Bryton Growth*..............................................     0.85%       0.30%       1.15%
U.S. Equity*................................................     0.75%       1.27%       2.02%
Balanced*...................................................     0.75%       2.77%       3.52%
Covered Call*...............................................     0.80%       2.11%       2.91%
Target VIP Portfolio........................................     0.60%       0.35%       0.95%**
Target Equity/Income Portfolio..............................     0.60%       0.35%       0.95%**


The Fund has no distribution (12b-1) or service fees.
---------------

   *The Adviser is voluntarily waiving part of its management fee in order to reduce the total fund expenses of the Money Market, International, Blue Chip, Nasdaq-100 Index, Bristol, Bryton Growth, U.S. Equity, Balanced and Covered Call portfolios. The Adviser could reduce or eliminate the voluntary fee waivers for the other portfolios at any time. The effect of these fee waivers in 2004 was to reduce the Total Fund Expenses to the following:


    Money Market Portfolio......................................  0.36%
    International Portfolio.....................................  1.11%
    Blue Chip Portfolio.........................................  0.84%
    Nasdaq-100 Index Portfolio..................................  0.58%
    Bristol Portfolio...........................................  0.27%
    Bryton Growth Portfolio.....................................  0.30%
    U.S. Equity.................................................  1.40%
    Balanced....................................................  1.46%
    Covered Call................................................  1.49%

   The Adviser has also agreed to voluntarily reimburse portfolios for certain excess operating expenses in excess of 1%, excluding management expenses. For the period ended December 31, 2004, the Adviser reimbursed the following portfolios, the following amounts: U.S. Equity $8,862, Balanced $13,835 and Covered Call $13,871.


   **The Other Expenses and Total Fund Expenses have been estimated for the first year of operations for these portfolios.


EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING YOUR VARIABLE CONTRACT ASSETS IN THE FUND WITH THE COST OF INVESTING THEM IN OTHER MUTUAL FUNDS.

THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME. THE COSTS INDICATED BELOW DO NOT REFLECT THE ADDITIONAL EXPENSES OF VARIABLE CONTRACTS NOR ANY EXPENSE WAIVERS OR REIMBURSEMENTS. THESE COSTS WOULD BE HIGHER IF VARIABLE CONTRACT CHARGES WERE ADDED. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THOSE ASSUMPTIONS, YOUR COSTS WOULD BE:


PORTFOLIO                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------                                                     ------   -------   -------   --------
Equity......................................................   $ 94    $  293    $  509     $1,131
Money Market................................................     41       128       224        505
Bond........................................................     74       230       401        894
Omni........................................................     73       227       395        883
International...............................................    118       368       638      1,409
International Small Company.................................    150       465       803      1,757
Capital Appreciation........................................     93       290       504      1,120
Discovery...................................................     93       290       504      1,120
Aggressive Growth...........................................     97       303       525      1,166
Small Cap Growth............................................    113       353       612      1,352
Mid Cap Opportunity.........................................     98       306       531      1,178
Capital Growth..............................................    105       328       569      1,259
S&P 500 Index...............................................     51       160       280        628
High Income Bond............................................     95       296       515      1,143
Blue Chip...................................................    101       315       547      1,213
Nasdaq-100 Index............................................     95       296       515      1,143
Bristol.....................................................    109       340       590      1,306
Bryton Growth...............................................    117       365       633      1,398
U.S. Equity.................................................    205       634     1,088      2,348
Balanced....................................................    355     1,080     1,826      3,792
Covered Call................................................    294       901     1,533      3,233
Target VIP Portfolio........................................   $ 97    $  303    $  525     $1,166
Target Equity/Income Portfolio..............................   $ 97    $  303    $  525     $1,166


                          RISKS OF CERTAIN INVESTMENTS

The kinds of investments described on the following pages can be made by most of the portfolios. These risk considerations and others are further explained in the Statement of Additional Information.

SMALL CAPITALIZATION COMPANIES


Small capitalization companies are variously defined to include all those publicly traded companies with a market capitalization of less than $2.5 billion ($1 billion for the Target Small Company Strategy of the Target VIP Portfolio and $5 billion for the International Small Company Portfolio), or having a market capitalization no greater than that of the 1,000 largest publicly traded U.S. companies. (Market capitalization is the number of shares outstanding for a company multiplied times the price per share.) These companies are often still in their developing stage. While the market capitalization of the companies may be defined as "small" at the time of purchase, portfolio managers will often hold the security if they deem the company to still have growth potential, despite the fact their market capitalizations may have grown to exceed the generally defined limits of small capitalization companies. Small companies are often selected for investment in a portfolio because the Adviser or subadviser believes the companies can achieve rapid growth in sales, earnings and share prices. They often do not pay dividends.

Small companies usually present more share price volatility and risk than do larger, more established companies. Smaller and newer companies often have limited product lines, markets and financial resources. Their management often depends on one or a few key people. Their securities may be subject to more abrupt or erratic price changes than those of larger companies or the market averages. Often, there is less publicly available information for smaller companies than for larger ones. Small company securities are sometimes less liquid than those of larger companies. This is because they have fewer shares outstanding and they trade less often. That might make it harder for a portfolio to buy or sell significant amounts of a small company's shares, or those transactions might impact the shares' market prices unfavorably.

All of the portfolios except Money Market and Blue Chip can invest in small companies. The International Small Company, Discovery, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, Bryton Growth, U.S. Equity, Balanced and Covered Call portfolios may concentrate their investments in these securities.

FOREIGN INVESTMENTS

Foreign securities are securities of issuers based outside the United States. These include issuers:

- that are organized under the laws of, or have a principal office in, another country; or

- that have the principal trading market for their securities in another country; or

- that derive, in their most current fiscal year, at least half of their total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Investments in foreign securities involve risks not normally associated with investing in domestic issuers. These include:

- changes in currency rates

- currency exchange control regulations

- seizure or nationalization of companies or their assets

- political or economic instability

- unforeseen taxes, duties or tariffs

- difficulty in obtaining or interpreting financial information under foreign accounting standards

- trading in markets that are less efficient than in the U.S.

- lack of information regarding securities issuers

- imposition of legal restraints affecting investments

- reversion to closed markets or controlled economies

- national economies based on a few industries or dependent on revenue from certain commodities

- local economies and/or markets vulnerable to global conditions

- volatile inflation rates and debt burdens

- less regulatory protection.

Many of these factors are more likely to occur in emerging or developing countries and may cause abrupt and severe price declines. These factors are generally less typical of the developed counties.

In selecting foreign investments, the Adviser and subadvisers seek to minimize these risks. They select investments in securities appearing to have characteristics and qualities comparable to the kinds of domestic securities in which the portfolio may invest.

Foreign securities markets are not always open on the same days or at the same times as U.S. markets. As a result, the values of foreign securities might change on days or at times when a portfolio's shareholders cannot redeem shares.

All of the portfolios can invest in foreign securities, although foreign securities purchased by the Money Market portfolio must be denominated in U.S. dollars and held in custody in the United States. The International and International Small Company portfolios may be invested entirely in foreign securities.

CONVERTIBLE SECURITIES

Convertible securities can be exchanged for or converted into common stock. These include convertible bonds or debentures, convertible preferred stock, units consisting of usable bonds and warrants, and securities that cap or otherwise limit returns to the security holder. Examples of these include dividend enhanced convertible stock or debt exchangeable for common stock
(DECS), liquid yield option notes (LYONS), preferred equity redemption cumulative stock (PERCS), preferred redeemable increased dividend securities (PRIDES) and zero coupon convertible securities.

As with all fixed-income securities, various market forces influence the market value of convertible securities, including changes in the level of interest rates. As the level of interest rates increases, the market value of convertible securities may decline. Conversely, as interest rates decline, the market value of convertible securities may increase. The unique investment characteristic of convertible securities is the right to be exchanged for the issuer's common stock. This causes the market value of convertible securities to increase when the underlying common stock increases. However, since securities prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect quite as much capital appreciation as their underlying common stocks. When the underlying common stock price goes down, the value of the convertible security tends to decline to about the level of straight nonconvertible debt of similar quality. This is often called "investment value." The convertible security then may not experience the same decline as the underlying common stock.

Many convertible securities sell at a premium over their conversion values. The conversion value is the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock. This premium is the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. The premium may not be recovered if this appreciation potential is not realized.

Convertible securities typically offer high yields and potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

All of the portfolios other than the Money Market portfolio can purchase convertible securities without regard to their rating. The Balanced portfolio may concentrate its investments in convertible securities.

HEDGING TECHNIQUES

Each portfolio (other than the Money Market portfolio) may, primarily for hedging purposes, buy and sell various kinds of put and call options, financial futures contracts, index futures contracts, forward foreign currency contracts, foreign currency options and foreign currency futures contracts. The use for hedging purposes of options and futures contracts on securities and foreign currencies involves certain risks. These include:

- whether the Adviser or subadviser can predict correctly the direction of changes in stock prices, interest rates, currency prices and other economic factors,

- whether there is enough market liquidity to permit a portfolio to close out positions taken, and

- whether price changes in portfolio securities subject to a hedge follow price changes in securities or currencies underlying options and futures contracts.

None of these can be assured. A more complete discussion of the risks involved with hedging techniques is contained in the Statement of Additional Information.

OPTIONS

The purchaser of an option pays the option writer a "premium" for the option. In the case of a covered call option written by a portfolio, if the purchaser does not exercise the call option, the premium will generate additional capital gain to the portfolio. If the market price of the underlying security declines, the premium received for the call option will reduce the amount of the loss the portfolio would otherwise incur. However, if the market price of the underlying security rises above the exercise price and the call option is exercised, the portfolio will lose its opportunity to profit from that portion of the rise which is in excess of the exercise price plus the option premium. Therefore, a portfolio may write call options when the Adviser or subadviser believes that the option premium will yield a greater return to the portfolio than might occur on the underlying security during the life of the option.

In the case of a put option purchased by a portfolio, if the market price of the underlying security remains or rises above the exercise price of the option, the portfolio will not exercise the option and the premium paid for that option will reduce the gain the portfolio would otherwise have earned. Conversely, if the market price of the underlying security falls below the exercise price, less the premium paid for the option, the portfolio will exercise the option. This will reduce the loss the portfolio would have otherwise suffered. Therefore, a portfolio may purchase put options when the Adviser or subadviser believes that the market price of the underlying security is more likely to decrease than increase or as a hedge against a decrease in the price of a security held by the portfolio.

Whenever a portfolio enters into a closing transaction, the portfolio will realize a gain (or loss) if the premium plus commission it pays for a closing call option is less (or greater) than the premium it received on the sale of the original call option. Conversely, the portfolio will realize a gain (or loss) if the premium it receives, less commission, for a closing put option is greater (or less) than the premium it paid for the original put option. The portfolio will realize a gain if a call option it has written lapses unexercised, and a loss if a put option it has purchased lapses unexercised.

The Covered Call portfolio normally writes call options on substantially all of its equity securities. The Covered Call portfolio collects premiums from the purchasers of those options.

FUTURES, OPTIONS ON FUTURES AND OPTIONS ON INDEXES

One risk of entering into financial futures contracts, buying options on such contracts and buying options on financial indexes is that there may not be enough buyers and sellers in the market to permit a portfolio to close a position when it wants to do so. Then, besides continuing to be subject to the margin requirements, the portfolio would have a gain or loss to the extent that the price change in the securities subject to the hedge differed from the position. To limit this risk, a portfolio will invest only where there is an established secondary market.

A risk applicable to both futures contracts and related options is that changes in the value of the contracts or option may not correlate with changes in the underlying financial index or with changes in the value of the securities subject to hedge or both. This failure may be partly due to temporary activity of speculators in the futures markets. To the extent there is not a perfect correlation, changes in the value of the portfolio's assets would not be offset by a change in the value of the contracts and options it had bought.

When a portfolio buys an option on a futures contract or an option on a financial index, its risk of loss is limited to the amount of the premium paid. There is no such limit when a portfolio enters into a futures contract. However, the loss on an options contract would exceed that of a futures contract if the change in the value of the index is not more than the premium paid for the option.

The success of a hedge depends upon the Adviser's or subadviser's ability to predict increases or decreases in the relevant financial index. If this expectation proves incorrect, the portfolio could suffer a loss and it would be better off if those futures contracts or options had not been purchased. The skills involved in determining whether to enter into a futures contract or purchase or sell an option are different from those involved in determining whether to buy or sell a security. The Adviser has had only limited experience using financial futures contracts, options on financial futures and options on financial indexes.

Because of the low margin deposits required, futures trading involves a high degree of leverage. As a result, a relatively small price change in a futures contract may result in an immediate big gain or loss. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day. It does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices sometimes move to the daily limit for several consecutive trading days with little or no trading. When this happens, futures cannot be liquidated promptly and some futures traders have big losses.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security. Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described for options and futures generally.

A forward contract involves an obligation to purchase or sell a specific currency at a future date. This may be any fixed number of days from the date of the contract as agreed upon by the parties. The price is set at the time of the contract. This way a portfolio may protect against a possible loss from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. These contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency. On the other hand, they tend to limit potential gains if the value of that currency increases.

When a forward contract's delivery date arrives, the portfolio may either deliver the foreign currency or end its obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio has to deliver the foreign currency, it may have to obtain the currency by selling securities.

It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Therefore, the portfolio may have to buy more foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver. Conversely, the portfolio may have to sell some currency on the spot market when its hedged security is sold if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

Settlement of currency options and futures contracts for most currencies must occur at a bank in the issuing nation. The ability to establish and close out positions on such options requires a liquid market. That may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. The use of foreign currency hedging transactions might not successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. These methods of protecting the value of a portfolio's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. They simply establish a rate of exchange for a future time.

LOWER-RATED DEBT SECURITIES

Certain portfolios may purchase lower-rated debt securities, sometimes referred to as "junk bonds." These are rated BB or lower by S&P or Fitch, or Ba or lower by Moody's). As an example, the S&P lower bond ratings are described below. Other ratings are in the Appendix to the Statement of Additional Information. Only the High Income Bond portfolio invests more than 35% of its assets in junk bonds. The Bond, Capital Appreciation, and Aggressive Growth portfolios may invest more than 10% of their assets in these securities. The Balanced portfolio may invest up to 10% of its assets in these securities.

When bonds have lower ratings it is more likely that adverse changes in the issuer's financial condition and/or in general economic conditions, or an unanticipated rise in interest rates, may impair the issuer's ability to pay the bond's interest and principal. If an issuer cannot pay interest and principal on time, it is likely to make the bond's values more volatile and it could limit the portfolio's ability to sell its securities at prices approximating the values that portfolio had placed on such securities. If there is no liquid trading market for its securities, a portfolio may not be able to establish the fair market value of such securities. The rating assigned to a security by Moody's, S&P or Fitch does not necessarily reflect an assessment of the volatility of the security's market value or liquidity.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a portfolio's fixed-income securities. Conversely, during periods of rising interest rates, the value of a portfolio's fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to pay interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the portfolio's net asset value. A portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. The Adviser or subadviser will monitor the investment to determine if continuing to hold the security will meet the portfolio's investment objective.

Issuers of lower-rated securities are often highly leveraged. During an economic downturn or during sustained periods of rising interest rates, issuers may be unable to service their debt obligations. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Sometimes lower-rated securities are issued to raise funds in connection with the acquisition of a company in a "leveraged buy-out" transaction. The highly leveraged capital structure of those issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or adverse changes in the issuer's financial condition it may be harder for a portfolio to sell lower-rated securities or the portfolio may have to sell the securities at a loss. In many cases, such securities may be purchased in private placements. Then they are subject to restrictions on resale as a matter of contract or under securities laws. Then it may also be harder to determine the fair value of the securities or to compute a portfolio's net asset value. In order to enforce its rights in the event of a default, a portfolio may have to take possession of and manage assets securing the issuer's obligations on such securities. This might increase the portfolio's operating expenses and adversely affect the portfolio's net asset value. A portfolio may also be unable to enforce its rights and it may incur greater costs in enforcing its rights if an issuer enters bankruptcy. Trading opportunities are more limited for low rated securities. This may make it more difficult for a portfolio to sell or buy these securities at a favorable price or time. This lack of liquidity also increases the risk of price volatility.

A portfolio may hold securities that give the issuer the option to "call," or redeem, its securities. If an issuer redeems securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

S&P LOWER BOND RATINGS

Debt rated "BB," "B," "CC," and "C," is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.
B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.
CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.
CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.
C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
CI The rating "CI" is reserved for income bonds on which no interest is being paid.
D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from "BB" to "CCC" may be modified by adding a plus (+) or minus (-) to show relative standing within the major rating categories.

SPECIAL SITUATIONS

Portfolios may invest in special situations. These arise when the portfolio manager believes the securities of a particular issuer are likely to appreciate in value because of a development that will give the issuer an advantage over its competitors. Developments creating a special situation might include a new product or new process, a technological breakthrough, a management change or other extraordinary corporate event, or difference in market supply of and demand for the security. The portfolio's performance could suffer if the anticipated development in a special situation investment does not occur or if it does not attract the expected attention of later investors.

SHORT SALES

The Aggressive Growth, High Income Bond, MidCap Opportunity and Blue Chip portfolios may engage in short sales. In these transactions, the portfolio sells a security it does not own because the subadviser expects the market value of that security to decline. To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio then has to replace the borrowed security by purchasing it at the current market price. The price may then be more or less than the price at which the portfolio sold the security. Until the security is replaced, the portfolio has to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. The portfolio also may have to pay a premium to borrow the security. This increases the cost of the security sold. The broker keeps the proceeds of the short sale to the extent necessary to meet margin requirements until the portfolio closes its short position.

The frequency of short sales that the portfolios engage in varies under different market conditions. No securities will be sold short if, after effect is given to that short sale, the total market value of all securities sold short would exceed 25% of the value of a portfolio's net assets. This is a nonfundamental operating policy and it may be changed without shareholder approval.

A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. Conversely, a portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what you would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a portfolio may have to pay in a short sale.

REAL ESTATE SECURITIES


The High Income Bond portfolio may have significant amounts of real estate investments at times. The Target VIP and Target Equity/Income Portfolios may also invest in real estate investments. The real estate investments are limited to securities secured by real estate or interests therein and securities issued by companies that invest in real estate or interests therein. These investments may have risks associated with direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions and increases in interest rates.


Real estate investment trusts (REITs) are pooled investment vehicles that invest primarily in income producing real estate, or real estate related loans or interests. REITs are often not diversified. They are subject to the risk of financing projects. They may also be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REIT's often depend upon the skills of property managers.

REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. A REIT is not taxed on income distributed to owners if the REIT complies with Internal Revenue Code requirements.

REITs may subject a portfolio to certain risks associated with the direct ownership of real estate. These risks include:

- possible declines in the value of real estate;

- possible lack of availability of mortgage funds;

- extended vacancies of properties;

- risks related to general and local economic conditions;

- overbuilding;

- increases in competition, property taxes and operating expenses;

- changes in zoning laws;

- costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

- casualty or condemnation losses;

- uninsured damages from floods, earthquakes or other natural disasters;

- limitations on and variations in rents; and

- changes in interest rates.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended or changes in interest rates.

                             OTHER INVESTMENT RISKS

Some portfolios might engage in the following types of investments. To that extent, they will incur the risks described below.

REPURCHASE AGREEMENTS

Under a repurchase agreement, a portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at a mutually agreed upon price and date. The seller is a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board. This may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally greater than the purchase price and reflects an agreed upon interest rate. The rate is effective for the period of time the portfolio is invested in the agreement. It is not related to the coupon rate on the purchased security.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund enters into repurchase agreements only with financial institutions believed by the Adviser or subadviser to present minimal credit risks in accordance with criteria established by the Fund's Board of Directors. The Adviser and subadvisers review and monitor the creditworthiness of sellers under the Board's general supervision. The Fund only enters into repurchase agreements under master repurchase agreements that require that all transactions are fully collateralized and that the Fund have possession of the collateral. These agreements must also provide that the Fund will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the amount invested in each agreement. The portfolio only pays for such securities upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian.

If the seller were to default, the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines. A portfolio might also incur disposition costs when liquidating the collateral. If the seller goes bankrupt, the portfolio might have a delay in obtaining its collateral. The portfolio would then have a loss if the collateral declines in value.

All of the portfolios may invest in repurchase agreements. The period of these repurchase agreements is usually short, from overnight to one week. At no time will a portfolio invest in repurchase agreements for more than one year. These transactions enable a portfolio to earn a return on temporarily available cash.

WARRANTS

Warrants are options to purchase common stock at a specific price. They are valid for a specific period of time. They usually sell at a premium above the market value of the optioned common stock. Warrants may have a life ranging from less than a year to twenty years or they may even be perpetual. However, after they expire they are worthless. If the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights in the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

All of the portfolios other than the Money Market portfolio can purchase warrants.

RESTRICTED AND ILLIQUID SECURITIES

Restricted securities are subject to restrictions on resale under federal securities law. Each of the Money Market, Bond and Omni portfolios may invest up to 10% of its assets in illiquid securities. Each of the other portfolios may invest up to 15% in illiquid securities. Under criteria established by the Board of Directors, certain restricted securities are deemed to be liquid. The Directors consider the following criteria in determining the liquidity of restricted securities:

- the frequency of trades and quotes for the security;

- the number of dealers willing to purchase or sell the security, and the number of other potential buyers;

- dealer undertakings to make a market in the security; and

- the nature of the security and the nature of the marketplace trades.

ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step-ups") in which a portfolio may invest are debt obligations. They are generally issued at a discount and payable in full at maturity. They generally do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value. They are subject to greater market value fluctuations from changing interest rates than interest-paying debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate more than shares of other mutual funds investing in interest-paying securities with similar maturities.

All of the portfolios other than the Money Market portfolio can invest in these securities. The Capital Appreciation and High Income Bond portfolios may invest more than 10% of their assets in these.

REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, a portfolio sells a debt security to a bank or broker-dealer. The portfolio agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive its interest and principal payments on the security. At the agreed future date, the portfolio repurchases the security by paying back the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. Until the portfolio pays back the full amount, it maintains in a segregated custodial account assets with a value equal to the amount of the commitment to repurchase, including interest. In some agreements, there is no agreed-upon repurchase date and interest payments are calculated daily. These are often based on the prevailing overnight repurchase rate. The Securities and Exchange Commission views these transactions as collateralized borrowings by the portfolio. The portfolios must abide by their investment restrictions for borrowing money.

All of the portfolios other than the Money Market portfolio may invest in reverse repurchase agreements. Only the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond and Blue Chip portfolios may invest more than 10% of their assets in reverse repurchase agreements.

LEVERAGING (BORROWING FOR INVESTMENT PURPOSES)

The Capital Appreciation, Aggressive Growth, Mid Cap Opportunity, Capital Growth, High Income Bond, Blue Chip, U.S. Equity, Balanced and Covered Call portfolios may borrow for investment purposes. This is generally unsecured, except to the extent the portfolios enter into reverse repurchase agreements. The Investment Company Act of 1940 requires these portfolios to maintain continuous asset coverage equal to three times the amount borrowed. Asset coverage means total assets including borrowings less liabilities exclusive of borrowings. If the asset coverage declines as a result of market fluctuations or other reasons, a portfolio may have to sell some of its holdings within three days to reduce the debt and restore the asset coverage to the required three times. From an investment standpoint, it may hurt the portfolio to sell securities then.

Borrowing may increase a portfolio's net income. However, it also adds risk. For example it may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio's securities. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a portfolio will have to pay, that portfolio's net income will be greater than if it had not borrowed. Conversely, if the income from the assets retained with borrowed funds does not cover the cost of borrowing, the net income of that portfolio will be less than if borrowing were not used. Therefore, the amount available for distribution as dividends will be reduced. The portfolios also may have to maintain minimum average balances in connection with borrowing or they may have to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING

A portfolio (other than the Money Market portfolio) may increase its total return by lending its securities. It may do this if:

- the loan is secured by collateral consisting of U.S. government securities, cash or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned;

- the portfolio may at any time call the loan and regain the securities loaned;

- the portfolio will receive any interest or dividend paid on the loaned securities; and

- the aggregate market value of any securities loaned never exceeds one-third (or such other limit as the Board of Directors may establish) of the total assets of the portfolio.

The risks in lending portfolio securities include the possible delay in recovering the securities or possible loss of rights in the collateral if the borrower fails financially. Before a portfolio enters into a loan, the Adviser or subadviser considers all relevant facts and circumstances. These include the creditworthiness of the borrower. Voting rights on the loaned securities pass to the borrower. However, the portfolio retains the right to call the loans at any time on reasonable notice. The portfolio will do so if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.

INITIAL PUBLIC OFFERINGS

The Discovery, Aggressive Growth, Mid Cap Opportunity and Capital Growth portfolios may invest more than 5% of their assets in initial public offerings ("IPOs") at times. The historical performance of these portfolios has been affected by their investments in IPOs. The effect of IPOs on portfolio performance depends on such factors as the number of IPOs in which a portfolio invested, whether and to what extent the IPOs appreciated in value, and the portfolio's asset base. There is no assurance that a portfolio's investments in IPOs, if any, will have a positive effect on performance.

MIXED AND SHARED FUNDING

In the future, it could possibly be disadvantageous for both variable life and variable annuity separate accounts to invest in the Fund. Ohio National Life, National Security and the Fund do not currently foresee any such disadvantage. The Board of Directors will monitor events to identify any material conflict between variable life and variable annuity contract owners. If that happens, the Board will determine what action, if any, should be taken. This action could include the withdrawal of a separate account from participation in the Fund. Material conflicts could result from such things as:

- changes in state insurance law;

- changes in federal income tax law;

- changes in the investment management of any portfolio; or

- differences between voting instructions given by variable life and variable annuity contract owners.

The Fund may be used in the future to support benefits under other types of contracts or for other purposes. Fund shares are not now, and without a change in applicable law will never be, offered directly to the public. Ohio National Life's and National Security's separate accounts are the sole Fund shareholders. Ohio National Life and National Security will vote the Fund shares attributable to your contracts as you direct.

                               PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                                FUND MANAGEMENT

The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company ("ONLI"). The Adviser uses ONLI's investments personnel and administrative systems. It is located at One Financial Way, Montgomery, Ohio 45242. It has served as the Fund's investment adviser since May 1996. Before that, the Fund's investment adviser was O.N. Investment Management Company, an indirect wholly-owned subsidiary of ONLI.

ONLI provides its investment personnel, systems and related services to the Adviser at cost. This is done under a service agreement among ONLI, the Adviser and the Fund. These services are paid for by the Adviser, not the Fund. The Adviser provides portfolio management, investment advice and administrative services to the Fund. This is done under an investment advisory agreement.

A discussion regarding the basis for the Board of Directors approving the advisory agreement will be made available in the Fund's Annual Report. The agreement is usually reviewed by the Board of Directors during its August meeting. Details of the approval are discussed in the Annual Report following the approval.

INVESTMENT ADVISORY FEES

As compensation for its services to the Fund, the Adviser receives monthly fees from the Fund at the following annual rates on the basis of each portfolio's average daily net assets during the month for which the fees are paid:

EQUITY PORTFOLIO
0.80% of first $500 million
0.75% of next $500 million
0.70% over $1 billion


MONEY MARKET PORTFOLIO
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% over $1 billion

SMALL CAP GROWTH
0.95% of first $100 million
0.90% of next $50 million
0.80% of next 150 million
0.75% over $300 million


MID CAP OPPORTUNITY PORTFOLIO
0.85% of first $100 million
0.80% of next $100 million
0.75% of next $300 million
0.70% over $500 million

CAPITAL APPRECIATION PORTFOLIO
0.80% of first $100 million
0.75% on next $300 million
0.65% on next $600 million
0.60% over $1 billion

DISCOVERY PORTFOLIO
0.80% of first $150 million
0.75% on next $150 million
0.70% of next $300 million
0.65% over $600 million

AGGRESSIVE GROWTH PORTFOLIO
0.80% of first $100 million
0.75% of next $400 million
0.70% over $500 million

S&P 500 INDEX PORTFOLIO
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

BRISTOL PORTFOLIO
0.80% of first $100 million
0.70% of next $400 million
0.65% over $500 million

BOND PORTFOLIO
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

OMNI PORTFOLIO
0.60% of first $100 million
0.50% of next $150 million
0.45% of next $250 million
0.40% of next $500 million
0.30% of next $1 billion
0.25% over $2 billion

INTERNATIONAL PORTFOLIO
0.85% of first $100 million
0.80% of next $100 million
0.70% over $200 million

CAPITAL GROWTH PORTFOLIO
0.90% of first $100 million
0.85% of next $100 million
0.80% of next $300 million
0.75% over $500 million

BLUE CHIP PORTFOLIO
0.75% of first $100 million
0.70% of next $400 million
0.65% of next $500 million

INTERNATIONAL SMALL COMPANY PORTFOLIO
1.00% of first $100 million
0.90% of next $100 million
0.85% over $200 million

HIGH INCOME BOND PORTFOLIO
0.75% of first $75 million
0.70% of next $75 million
0.65% of next $75 million
0.60% over $225 million

NASDAQ 100 INDEX PORTFOLIO
0.40% of first $100 million
0.35% of next $150 million
0.33% over $250 million

COVERED CALL PORTFOLIO
0.80% of first $200 million
0.75% of next $300 million
0.70% over $500 million

U.S. EQUITY AND BALANCED PORTFOLIOS
0.75% of first $200 million
0.70% of next $300 million
0.65% over $500 million

BRYTON GROWTH PORTFOLIO
0.85% of first $100 million
0.75% of next $400 million
0.70% over $500 million


TARGET VIP AND TARGET EQUITY/INCOME PORTFOLIOS


0.60% of first $100 million


0.55% of next $400 million


0.50% over $500 million


---------------

*The Adviser is waiving its fees for these portfolios in excess of the following amounts:

Money Market Portfolio....................................    0.25% of average daily net assets

In 2004, the Fund paid the Adviser at the following effective rates on the average daily net assets:

Equity Portfolio.......................    0.80%
*Money Market Portfolio.................   0.25%
Bond Portfolio.........................    0.60%
Omni Portfolio.........................    0.60%
*International Portfolio................   0.85%
International Small Company                1.00%
  Portfolio............................
Capital Appreciation Portfolio.........    0.80%
Discovery Portfolio....................    0.80%
Aggressive Growth Portfolio............    0.80%
Small Cap Growth Portfolio.............    0.95%
Mid Cap Opportunity Portfolio..........    0.85%
Capital Growth Portfolio...............    0.90%
S&P 500 Index Portfolio................    0.38%
High Income Bond Portfolio.............    0.75%
*Blue Chip Portfolio....................   0.75%
*Nasdaq-100 Index Portfolio.............   0.40%
*Bristol Portfolio......................   0.00%
*Bryton Growth Portfolio................   0.00%
U.S. Equity Portfolio..................    0.75%
Balanced Portfolio.....................    0.75%
Covered Call Portfolio.................    0.80%

* Without the fee waivers, the rates would have been as follows:

Money Market Portfolio......................................    0.29% of average daily net assets
International Portfolio.....................................    0.90% of average daily net assets
Blue Chip Portfolio.........................................    0.90% of average daily net assets
Nasdaq-100 Index Portfolio..................................    0.75% of average daily net assets
Bristol Portfolio...........................................    0.80% of average daily net assets
Bryton Growth Portfolio.....................................    0.85% of average daily net assets

MANAGEMENT OF PORTFOLIOS

The Fund's SAI provides information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the Fund's shares.

The Adviser's president is Christopher Carlson. He is senior vice president and Chief Investment Officer of Ohio National Life. He oversees the management of the Money Market, Bond, S&P 500 Index and Nasdaq-100 Index portfolios and the fixed-income component of the Omni portfolio. Mr. Carlson has a bachelor's degree in psychology from the University of Richmond and a master of business administration degree in finance from the University of Cincinnati. He has been an investment officer of Ohio National Life since 1993 and Chief Investment Officer since 2004. For twelve years before that he was involved in developing commercial real estate.

The portfolio manager of the BOND portfolio and the fixed-income component of the OMNI portfolio is Philip Byrde. Philip Byrde has been vice president, fixed income securities, for Ohio National Life since 2004. From 2002 to 2004 he was investment vice president of fixed income securities for Ohio National Life. For one and a half years before that, he was a portfolio manager for ING Investment Management Co. For 19 years before that, he had been a portfolio manager and fixed income securities analyst, mostly with Lincoln National Life Insurance Co. Mr. Byrde has earned the chartered financial analyst and certified public accountant designations. He has a bachelor of science degree in accounting and a master of business administration degree, both from Indiana University.

The portfolio manager for the MONEY MARKET, S&P 500 INDEX and NASDAQ-100 INDEX portfolios is William Hilbert. He joined the Adviser in 1996 as an investment accountant. From 1997 to 2000 he was the compliance officer and assistant treasurer of the Adviser. He began managing the Money Market portfolio in 2000 and the S&P 500 Index and Nasdaq-100 Index portfolios in 2001. Mr. Hilbert has a bachelor of business administration degree with a concentration in finance from Xavier University and a master of business administration degree from the University of Cincinnati.

The Adviser uses other investment adviser firms as subadvisers to direct the investments of certain portfolios. The subadvisers are:


LEGG MASON CAPITAL MANAGEMENT ("Legg Mason") has managed the EQUITY portfolio since August 1999. Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202. It was founded in 1982 to manage equity mutual funds. Legg Mason is wholly owned by Legg Mason, Inc. Before August 1999, the Equity portfolio was managed by the Adviser.


The portfolio managers of the Equity portfolio are William Miller and Mary Chris Gay. Mr. Miller is the creator of Legg Mason's investment process and manager of the model portfolio used by Mary Chris Gay, the portfolio manager, as a basis for the day to day management of the portfolio. Mr. Miller is Legg Mason's chief executive officer and president. He is a chartered financial analyst with an economics degree from Washington and Lee University and graduate studies in the Ph.D. program at John Hopkins University. Mr. Miller has been the portfolio manager of the Legg Mason Value Trust, Inc. since 1990. Until then, he served as that fund's co-manager from its inception in 1982. Before that he was a corporate treasurer.

Mary Chris Gay has been a co-manager of the Equity portfolio since 2001. Ms. Gay implements in the portfolio the investment decisions and strategies implemented by Mr. Miller in the model portfolio, subject to the portfolio's investment objectives, restrictions, cash flows and other considerations. She has been responsible for research, industry analyses, and management of institutional pooled accounts and funds for Legg Mason since 1988. Ms. Gay has a bachelor of arts degree in finance from Towson University and a master of science degree in finance from Loyola College.


FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP. ("Federated Global") has managed the INTERNATIONAL and INTERNATIONAL SMALL COMPANY portfolios since January 1999. Federated Global is located at 175 Water Street, New York, New York 10038. It is affiliated with Federated Investors, Inc. Federated Global was formed in 1995 to manage mutual funds and other pooled investment accounts consisting primarily of foreign securities. Before 1999, Societe Generale Asset Management Corp. managed the International and International Small Company portfolios. The International Small Company portfolio then had different investment objectives and its name was the Global Contrarian portfolio.



The primary portfolio manager of the International Portfolio is Richard Winkowski. Mr. Winkowski is Vice President and Senior Portfolio Manager of Federated Global. He is responsible for the day to day management of the portfolio. Mr. Winkowski joined Federated Global in 1998. Prior to that Mr. Winkowski was an Assistant Portfolio Manager at American Express Financial Corporation and a Research Analyst at Union Bank of Switzerland. Mr. Winkowski has a Bachelor of Arts degree from the University of Wisconsin.



Regina Chi has been a back-up portfolio manager of the International Portfolio since 2005. She only acts as portfolio manager in Mr. Winkowski's absence. Ms. Chi joined Federated in August 1999 as a Senior Investment Analyst and became an Assistant Vice President of the Fund's subadviser in July 2000. Ms. Chi was previously employed with Clay Finlay, Inc., where she served as a Vice President/Portfolio Manager from July 1997 to July 1999 and as a Research Analyst from June 1994 to July 1997. Ms. Chi earned her B.A. in Economics and Philosophy from Colombia University.


Regina Chi is a named back-up portfolio manager and is not responsible for the day-to-day management of the fund.

The primary portfolio managers of the International Small Company portfolio are Leonardo Vila and David W. Dao. Both the portfolio managers jointly make investment decisions for the portfolio. Mr. Vila has been an assistant vice president and senior investment analyst with Federated Global since 1998. For three years before that, he was a quantitative analyst for Federated Investment Counseling. He held earlier positions as an equity research manager for the American Stock Exchange, a systems analyst for Kemper Group, a senior programming analyst for Manufacturers Hanover Trust and an associate of J.P. Morgan & Co. Mr. Vila has a bachelor of science degree from Arizona State

University and a master of business administration degree emphasizing quantitative research from St. John's University.

Mr. Dao joined Federated Global in 2001 as assistant vice president and portfolio manager. Prior to joining Federated Global, Mr. Dao was a portfolio manager at Achema Global Investors and an investment analyst at Alliance Capital Management in Tokyo, Japan. Mr. Dao has a bachelor of science degree in economics from Sydney University and a master of business of administration degree from New York University, Leonard N. Stern School of Business.


JENNISON ASSOCIATES LLC ("Jennison") has managed the CAPITAL APPRECIATION portfolio since January 2000. Jennison is located at 466 Lexington Avenue, New York, New York 10017. It is an investment adviser that has managed large pools of assets for tax-free institutions since 1969. Its ultimate owner is Prudential Financial, Inc. Before 2000, T. Rowe Price Associates, Inc. managed the Capital Appreciation portfolio.


The portfolio managers of the Capital Appreciation portfolio are Brian Gillott and Mark DeFranco. Both the portfolio managers jointly make investment decisions for the portfolio. Brian Gillott is a senior vice president of Jennison. Prior to joining Jennison in 1998, he was an equity analyst for Soros Fund Management's global hedge fund, and an analyst in the private client asset management group of Goldman, Sachs & Co. Mr. Gillott received a bachelor of science degree from Penn State University. During the time he was attending Penn State, he worked for four years as a financial analyst for Trinity Investment Management.

Mark DeFranco is a senior vice president of Jennison. For three years prior to joining Jennison in 1998, he was a precious metal equity analyst and portfolio manager at Pomboy Capital. Prior to that, he spent six years as a value equity and fixed income investments research analyst for Comstock Partners. Earlier, he spent three years in the equity research sales division of Salomon Brothers Inc. Mr. DeFranco has a bachelor of arts degree in economics from Bates College and a master of business administration degree from Columbia University School of Business.


FOUNDERS ASSET MANAGEMENT LLC ("Founders") has managed the DISCOVERY portfolio since May 1994. Founders is located at 210 University Boulevard, Suite 800, Denver, Colorado 80206. It manages the Dreyfus Founders group of mutual funds and private investment accounts. Founders was established in 1938. In 1998 it became a subsidiary of Mellon Bank. Effective March 30, 2004, there will be a reorganization of certain entities within the Mellon Financial Corporation organization. After the reorganization, Founders will be a wholly-owned subsidiary of Dreyfus Services Corporation, which will be a wholly-owned subsidiary of The Dreyfus Corporation, which will be a wholly-owned subsidiary of Mellon Financial Corporation.


The portfolio managers of the Discovery portfolio are James (J.D.) Padgett and Brad Orr. Both have managed the Discovery portfolio since 2004. Both portfolio managers jointly make investment decisions for the portfolio.

James (J.D.) Padgett is a Chartered Financial Analyst who has been a portfolio manager of Discovery Fund since April 2004. Mr. Padgett joined Founders as an equity analyst in 2002. Mr. Padgett was formerly an equity analyst for Berger Financial LLC from 2000 to 2002, and a portfolio manager at Colorado Public Employees' Retirement Association from 1997 to 2000.

Brad Orr is a Chartered Financial Analyst who has been a portfolio manager of Discovery Fund since April 2004. Mr. Orr joined Founders in 1995, and served as an equity analyst for Founders from 1997 to 2004.


JANUS CAPITAL MANAGEMENT LLC ("Janus") has managed the AGGRESSIVE GROWTH portfolio since January 2000. Janus is located at 100 Fillmore Street, Denver, Colorado 80206. It has been an investment adviser since 1970. It manages all the Janus mutual funds; it is the subadviser for several private label mutual funds, and it also manages institutional accounts. Janus is a subsidiary of Janus Capital Group Inc. Before 2000, Strong Capital Management, Inc. managed the Aggressive Growth portfolio.


The portfolio manager of the Aggressive Growth portfolio is Claire Young. She has been executive vice president and portfolio manager of the Janus Olympus Fund since 1997. Prior to that, she served as assistant portfolio manager of the Janus Growth & Income Fund and the Janus Twenty Fund. Ms. Young joined Janus in January 1992. Ms. Young has earned the right to use the chartered financial analyst designation. She holds a bachelor of science degree in electrical engineering from Yale University.


UBS GLOBAL ASSET MANAGEMENT (AMERICAS), INC. ("UBS Global") has managed the SMALL CAP GROWTH portfolio since November 2002. UBS Global is located at 51 West 52nd Street, New York, New York 10019. It is an indirect wholly-owned subsidiary of UBS AG (formerly Union Bank of Switzerland).


The portfolio managers of the Small Cap Growth portfolio are Paul Graham, Jr. and David Wabnik. Both portfolio managers jointly make investment decisions for the portfolio. Paul Graham, Jr. has been a portfolio manager with UBS Global since 1994. For eight years before that, he was a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham is a chartered financial analyst. He has a bachelor of arts degree from Dartmouth College.

David Wabnik has been a portfolio manager with UBS Global since 1995. For four years before that, he was a small cap portfolio manager with Value Line Asset Management. Prior to that, he served as a tax accountant and financial adviser at Morgan Stanley & Co. Mr. Wabnik has a bachelor of science degree from Binghamton University and a master of business administration degree from Columbia University School of Business.


RS INVESTMENT MANAGEMENT, L.P. ("RSIM") has managed the MID CAP OPPORTUNITY portfolio since January 1997. RSIM is located at 555 California Street, San Francisco, California 94104. It has been an investment adviser since 1978. RSIM specializes in growth companies. It manages the Robertson Stephens mutual funds plus private and institutional investment pools.


The portfolio manager of the Mid Cap Opportunity portfolio is John Wallace. Mr. Wallace is a managing director of RSIM. He has managed the Mid Cap Opportunity portfolio since 1997. He has a bachelor's degree in Spanish and anthropology from the University of Idaho and a master of business administration degree from Pace University. He joined RSIM in 1995. For nine years before that he was a mutual fund portfolio manager for Oppenheimer Management Corp. Prior to that, he had been the co-founder, owner and operator of an Ecuadorian export firm.


FEDERATED INVESTMENT MANAGEMENT COMPANY ("Federated Investment") has managed the HIGH INCOME BOND portfolio since January 2004. Prior to that, the portfolio's subadviser was Federated Investment Counseling, an affiliate of Federated Investment. Federated Investment is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Investment has been an investment adviser since 2003. It is an indirect subsidiary of Federated Investors, Inc. Together with other Federated affiliates, Federated Investment manages the Federated group of mutual funds.


The portfolio managers of the High Income Bond portfolio are Mark Durbiano and Nathan Kehm. Both portfolio managers jointly make investment decisions for the portfolio. Mark Durbiano is a senior vice president of Federated Investment. He has also been a senior vice president of Federated Investment Counseling since 1996 and he was a vice president for 8 years before that. He has been with Federated Investment and its affiliates since 1982 and has managed the Federated High Income Bond Fund II since 1994. He is a chartered financial analyst. He has a bachelor's degree in economics from Dickinson College and a master of business administration in finance from the University of Pittsburgh.

Nathan Kehm has been a manager of the High Income Bond portfolio since 2003. He is a vice president of Federated Investment. He has also been a vice president of Federated Investment Counseling since 2001. Prior to joining Federated Investment Counseling as an investment analyst in 1997, he had spent over four years structuring financing transactions for Mellon Bank, N.A. Mr. Kehm is a chartered financial analyst. He has a master of business administration degree from the University of Pittsburgh.


FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA ("Federated Equity") has managed the BLUE CHIP portfolio since January 2004. Prior to that the portfolio's subadviser was Federated Investment Counseling. Federated Equity is located at 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222. Federated Equity has been an investment adviser since 2003. It is an indirect subsidiary of Federated Investors, Inc. Together with other Federated affiliates, Federated Equity manages the Federated group of mutual funds.

William Dierker is the primary portfolio manager for the Blue Chip Portfolio and has been since 2004. Mr. Dierker joined Federated in September 2004 as a Senior Portfolio Manager/Senior Vice President of the Fund's subadviser. Mr. Dierker was a Senior Portfolio Manager and Managing Director of the value equity team at Banc One Investment Advisors from April 2003 to September 2004. He served as an Investment Officer with Nationwide Insurance Enterprise from March 1998 though September 1999; as Vice President, Equity Securities with Nationwide from September 1999 to January 2002; and as Vice President/Portfolio Manager with Gartmore Global Investments, a subsidiary of Nationwide, from January 2002 to April 2003. Mr. Dierker is a Chartered Financial Analyst. He received his B.S.B.A. in accounting from Xavier University.

The back-up portfolio manager of the Blue Chip portfolio is Kevin McCloskey. Mr. McCloskey acts only in Mr. Dierker's absence. Kevin McCloskey is a vice president of Federated Equity. He has also been a vice president of Federated Investment Counseling since 1999. For five years before that he was a portfolio manager at Killian Asset Management Corp. He is a chartered financial analyst. He has a bachelor's degree in aerospace engineering from the University of Notre Dame and a master of business administration degree with concentrations in investment management and quantitative methods from Dayton University.

Kevin McClosky is a named back-up portfolio manager and is not responsible for the day-to-day management of the fund.


SUFFOLK CAPITAL MANAGEMENT, LLC ("Suffolk") has managed the BRISTOL and BRYTON GROWTH portfolios since their inception in May 2002, and it has managed the equity component of the OMNI portfolio since May 2002. Suffolk is located at 1633 Broadway, New York, New York 10019. It is an investment adviser that has managed equity assets for institutional investors and tax-exempt clients such as pension funds, endowments, public funds and labor unions since 1991. ONLI's parent, Ohio National Financial Services, Inc., owns 81% of the voting securities of Suffolk.


The portfolio manager of the Bristol portfolio and the equity component of the Omni portfolio is Donald Gilbert. He co-founded Suffolk in 1991 and is its president and head of equity investments. Prior to 1991, Mr. Gilbert was director of equity investments at Home Insurance Company. Before that, he had been managing director and director of equity research of Marinvest (a subsidiary of Marine Midland Bank) and had been a consultant at Booze, Allen & Hamilton. Mr. Gilbert has a bachelor of science degree in electrical engineering from the University of Pennsylvania and a master of business administration degree from the Wharton School of the University of Pennsylvania.

The portfolio manager of the Bryton Growth portfolio is Phillip Zheng. He has been a portfolio manager since 2004. Mr. Zheng has a bachelor of sciences from Idaho State University and a master of business administration degree from Purdue University.


EAGLE ASSET MANAGEMENT, INC. ("Eagle") has managed the CAPITAL GROWTH portfolio since September 2003. Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc.


The portfolio manager of the Capital Growth portfolio is Bert Boksen. He is managing director and portfolio manager at Eagle and has been responsible for portfolio management of small cap growth equity accounts since joining Eagle in 1995. For 16 years before that, he was employed by Raymond James & Associates, Inc. in its institutional research and sales department where he was co-head of research, chief investment officer and chairman of the focus list committee. Mr. Boksen is a chartered financial analyst. He has a bachelor of arts degree from City College of New York and a master of business administration degree from St. John's University.


ICON ADVISERS, INC. ("ICON") has managed the U.S. EQUITY, BALANCED and COVERED CALL portfolios since their inception in May 2004. ICON is located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. Prior to 2004, ICON was called Meridian Investment Management Company ("Meridian"). ICON and its predecessor company have operated as investment advisers since 1986. ICON also serves as investment adviser or sub-adviser to a number of other mutual funds, investment advisers, pension and profit sharing plans, public retirement systems and private accounts.

The U.S. Equity portfolio is managed by J.C. Waller III. He is a portfolio manager of ICON and a member of its investment committee. Mr. Waller joined Meridian in 2000 as a research analyst. Prior to that, he was employed by the U.S. Army for 7 years as a Chinese-Mandarin linguist. He has a bachelor of business administration degree from Southwestern Oklahoma University and an international master of business administration degree from the University of Denver.

The Balanced portfolio is managed by Derek Rollingson. He is a portfolio manager of ICON and a member of its investment committee. Mr. Rollingson joined Meridian as an assistant portfolio manager in 2000. For 3 years before that, he had been a research analyst in corporate litigation for Navigant Consulting. Mr. Rollingson has a bachelor's degree in finance from Brigham Young University and is currently pursuing a master's degree in finance at the University of Denver.

The Covered Call portfolio is managed by Robert Straus. He is a portfolio manager of ICON and a member of its investment committee. Mr. Straus was the head trader for Meridian from 1997 to 1999. After serving as a partner with Integral Asset Management, LLC and then as a senior equity trader for Charles Schwab & Co., Mr. Straus returned to Meridian as an assistant portfolio manager in 2001. Mr. Straus is a chartered financial analyst level II candidate and a chartered market technician. He has a bachelor's degree in journalism from New York University and a master of business administration degree from the University of Denver. Mr. Straus is also the portfolio manager of the Covered Call portfolio.


FIRST TRUST ADVISORS L.P. ("First Trust") has managed the TARGET VIP and TARGET EQUITY/INCOME PORTFOLIOS since their inception in 2005. First Trust is located at 1001 Warrenville Road in Lisle, Illinois.



The Investment Committee of First Trust is responsible for the day-to-day management of the portfolios' assets. The five current members of the Investment Committee are Daniel Lindquist, Robert F. Carey, David G. McGarel, Jon C. Erickson and Roger F. Testin. Mr. Lindquist re-joined First Trust over a year ago after serving as Chief Operating Officer of Mina Capital Management LLC and Samori Asset Management LLC from 2000 to 2003 and is a Senior Vice President of First Trust and First Trust Portfolios L.P. Mr. Carey has been with First Trust for 13 years and is the Chief Investment Officer and Senior Vice President of First Trust and a Senior Vice President of First Trust Portfolios L.P. Mr. Erickson has been with First Trust for 11 years and is a Senior Vice President of First Trust and First Trust Portfolios L.P. Mr. McGarel has been with First Trust for 7 1/2 years and is a Senior Vice President with First Trust and a Senior Vice President of First Trust Portfolios L.P. Mr. Testin joined First Trust as a Senior Vice President in August 2001. He was an Analyst with Dolan Capital Management from 1998 to 2001. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds' portfolios. As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy. The Fund's SAI provides information about the Investment Committee members' compensation, other accounts managed by them and their ownership of Fund shares.

SUBADVISORY FEES

As compensation for subadvisory services, the Adviser pays fees to the subadvisers. These fees are paid from the Adviser's assets and do not affect any portfolio's expenses. The subadvisory fees are calculated as a percentage of the portfolio assets managed by the subadvisers based on the following schedules:

EQUITY PORTFOLIO
0.45% of first $500 million
0.40% over $500 million

SMALL CAP GROWTH
0.65% of first $50 million
0.60% of next $100 million
0.50% over $150 million

MID CAP OPPORTUNITY PORTFOLIO
0.60% of first $100 million
0.55% of next $100 million
0.50% over $500 million

CAPITAL APPRECIATION PORTFOLIO
0.75% of first $10 million
0.50% on next $30 million
0.35% on next $25 million
0.25% on next $335 million
0.22% on next $600 million
0.20% over $1 billion

DISCOVERY PORTFOLIO
0.55% of first $150 million
0.50% on next $150 million
0.40% over $300 million

AGGRESSIVE GROWTH PORTFOLIO
0.55% of first $100 million
0.50% of next $400 million
0.45% over $500 million

BRISTOL PORTFOLIO
0.45% of first $100 million
0.40% of next $400 million
0.35% over $500 million

OMNI PORTFOLIO
0.30% of first $100 million
0.25% of next $150 million
0.23% of next $250 million
0.20% of next $500 million
0.15% of next $1 billion
0.13% over $2 billion

INTERNATIONAL PORTFOLIO
0.45% of first $200 million
0.35% over $200 million

CAPITAL GROWTH PORTFOLIO
0.59% of first $100 million
0.55% of next $100 million
0.50% over $200 million

BLUE CHIP PORTFOLIO
0.50% of first $35 million
0.35% of next $65 million
0.25% over $100 million

INTERNATIONAL SMALL COMPANY PORTFOLIO
0.75% of first $100 million
0.65% over $100 million

HIGH INCOME BOND PORTFOLIO
0.50% of first $30 million
0.40% of next $20 million
0.30% of next $25 million
0.25% over $75 million

COVERED CALL PORTFOLIO
0.55% of first $200 million
0.50% of next $300 million
0.45% over $500 million

U.S. EQUITY AND BALANCED PORTFOLIOS
0.50% of first $200 million
0.45% of next $300 million
0.40% over $500 million

BRYTON GROWTH PORTFOLIO
0.50% of first $100 million
0.45% of next $400 million
0.40% over $500 million


TARGET VIP AND TARGET EQUITY/INCOME PORTFOLIOS


0.30% of first $100 million


0.25% of next $400 million


0.20% over $500 million

                            SELECTION OF SUBADVISERS

The Adviser selects subadvisers for portfolios, subject to the approval of the Fund's Board of Directors, including a majority of those directors who are not otherwise affiliated with the Fund or Adviser. All subadvisory agreements entered into before May 1, 2002 were also approved by the shareholders of the affected portfolios.

A discussion regarding the basis for the Board of Directors approving the Subadvisory agreements will be made available in the Fund's Annual Report. The agreements are usually reviewed by the Board of Directors during its August meetings. Details of the approval are discussed in the Annual Report following the approval.

The Securities and Exchange Commission has issued an order to the Fund and Adviser permitting the Adviser, subject to the Fund Board's oversight and approval, to enter into, materially amend and terminate subadvisory agreements (other than ones with affiliated subadvisers) without shareholder approval. If a new subadviser is hired, shareholders will receive information about that subadviser within 90 days of the change. The shareholders of each portfolio operating before May 1, 2002, have voted to approve this arrangement.

The Adviser monitors the compliance of subadvisers with the investment objectives and policies of each portfolio. The Adviser reviews the performance of each subadviser to assure continuing quality of performance. At least once each calendar quarter, the Adviser reports to the Fund Board regarding the performance and compliance by each subadviser.

                     PURCHASE AND REDEMPTION OF FUND SHARES

Fund shares are offered only to separate accounts of Ohio National Life and National Security in connection with their variable annuities and variable life insurance. You may select Fund portfolios as described in your variable contract prospectus. The value of your variable benefits will vary with the investment experience of the portfolios you select.

The net asset value of each portfolio is computed by dividing the total market value of the securities in that portfolio, plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio. The Fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market in which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. The effect of using such alternative methods for determining fair value is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but by another method the Board of Directors believes reflects their fair value. This is intended to assure that a portfolio's net asset value fairly reflects security values as of the time of pricing.

The separate accounts of Ohio National Life and National Security purchase and redeem Fund shares at their net asset value next computed, with no sales or redemption charges. The net asset value of the Fund's shares is determined as of 4:00 p.m. eastern time on each day the New York Stock Exchange is open for unrestricted trading. However, net asset value may be calculated earlier if trading on that exchange is restricted or as permitted by the SEC. If a portfolio's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the portfolio's investments may change on days when portfolio shares cannot be purchased or redeemed.

                FREQUENT PURCHASES AND REDEMPTION OF FUND SHARES

The Fund, Ohio National Life and National Security discourage excessive trading and market timing of Fund shares within variable contracts. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios' operating expenses. In addition, excessive trading can lower overall portfolio performance for long term investors, prevent portfolio manager from taking timely advantage of investment opportunities, and create liquidity risks for the portfolios. Certain portfolios may be more susceptible to attempted market timing and excessive trading. Typically, portfolios holding securities priced on foreign exchanges are subject to attempts to take advantage of time-zone arbitrage. However, the Fund has a fair value pricing policy that seeks to eliminate the pricing inefficiencies market timers and excessive traders attempt to exploit. The portfolios are not designed to accommodate excessive trading practices. The Fund, Ohio National Life and National Security reserve the right, in their sole discretion, to restrict, reject or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing. The Fund's Board of Directors has adopted these policies and procedures with respect to frequent purchases and redemptions.


The first time the contract owner is determined to have traded excessively, Ohio National Life or National Security will notify the contract owner in writing that his or her variable contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, Ohio National or National Security will only permit transfer of contract values to the Money Market portfolio and all transfer privileges will be suspended. The contract owner will be informed in writing of the denial of future transfer privileges. If a contract owner decides to surrender the variable contract following suspension of transfer privileges, the contract owner will incur the resulting surrender charge.


Ohio National or National Security may, in their sole discretion, take any contract off of the list of monitored contracts, or restore suspended transfer privileges if they determine that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED TO ALL CONTRACT OWNERS UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the portfolios. Therefore, contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.


Some of the factors that may be considered when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

- The number of transfers made in a defined period;

- The dollar amount of the transfer;

- The total assets of the portfolios involved in the transfer;

- The investment objectives of the particular portfolios involved in the transfers; and/or

- Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies

The various contracts issued by Ohio National and National Security provide a transfer privilege among all of the products' investment options, including the Fund. Such transfer privileges may involve a number of free transfers and/or a transfer fee per transfer. See your product prospectus for more information on transfer fees.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if Ohio National, National Security or the Fund, believes that an intermediary associated with the contract owner's account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Fund, Ohio National Life or National Security will be able to identify such contract owners or curtail their trading practices. However, the Fund's portfolios are not designed to accommodate frequent purchase or redemption requests. The ability of Ohio National and National Security and the ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the Fund receives orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the Fund may not be able to detect an individual's excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted Ohio National, National Security or the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each portfolio seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and net realized capital gains so that the Fund will not be subject to federal income tax on amounts distributed. Each year the Fund distributes to its shareholders substantially all of its net investment income and net realized capital gains (if any). For the Money Market portfolio, all of the undistributed net investment income is determined and paid as a dividend immediately before each daily computation of the portfolio's net asset value. For the other portfolios, dividends representing net investment income are normally distributed quarterly. Any net realized capital gains are distributed annually. However, the Board of Directors may declare dividends at other times. Dividends and distributions are automatically reinvested in additional portfolio shares (at net asset value without a sales charge).

The tax treatment of payments made from a variable contract is described in the contract's prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract. Income distributions from those contracts are taxed at ordinary income tax rates. Any distributions made to an owner younger than 59 1/2 may also be subject to a 10% penalty tax.

Ask your tax adviser for more information on your tax situation. The Statement of Additional Information also has more information regarding the tax status of the portfolios.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the portfolios' financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables reflect the rates an investment in each portfolio would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information has been audited by KPMG LLP, independent registered public accounting firm. It is an integral part of the Fund's audited financial statements included in the Fund's Annual Report to members and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements.

                FINANCIAL HIGHLIGHTS OF OHIO NATIONAL FUND, INC.

                   FOR THE FIVE YEARS ENDED DECEMBER 31, 2004

                EQUITY PORTFOLIO                              YEARS ENDED DECEMBER 31,
                ----------------                   -----------------------------------------------
                                                    2004      2003      2002       2001      2000
                                                   ------    ------    -------    ------    ------
Per share operating performance:
Net asset value, beginning of year                 $24.78    $17.20    $ 21.25    $23.28    $26.48
Investment activities:
  Net investment income                              0.02      0.04       0.07      0.06      0.08
  Net realized & unrealized gains (losses) on
     investments and foreign currency
     transactions                                    3.06      7.58      (4.05)    (2.03)    (1.82)
                                                   ------    ------    -------    ------    ------
     Total from investment activities                3.08      7.62      (3.98)    (1.97)    (1.74)
                                                   ------    ------    -------    ------    ------
Distributions:
  Distributions from net investment income          (0.01)    (0.04)     (0.07)    (0.06)    (0.08)
  Distributions of net realized capital gains          --        --         --        --     (1.22)
  Return of capital distributions                      --        --(a)      --        --     (0.16)
                                                   ------    ------    -------    ------    ------
     Total distributions                            (0.01)    (0.04)     (0.07)    (0.06)    (1.46)
                                                   ------    ------    -------    ------    ------
Net asset value, end of year                       $27.85    $24.78    $ 17.20    $21.25    $23.28
                                                   ======    ======    =======    ======    ======
Total return                                        12.44%    44.35%    (18.74)%   (8.43)%   (6.64)%
Ratios and supplemental data:
  Net assets at end of year (millions)             $502.1    $413.1    $ 263.2    $343.6    $341.1
  Ratios to average net assets:
     Expenses                                        0.92%     0.94%      0.95%     0.93%     0.91%
     Net investment income                           0.09%     0.18%      0.37%     0.29%     0.30%
  Portfolio turnover rate                              10%        6%        32%       20%       36%

(a) Amount is less than $0.005.

             MONEY MARKET PORTFOLIO                           YEARS ENDED DECEMBER 31,
             ----------------------                ----------------------------------------------
                                                    2004      2003      2002      2001      2000
                                                   ------    ------    ------    ------    ------
Per share operating performance:
Net asset value, beginning of year                 $10.00    $10.00    $10.00    $10.00    $10.00
Investment activities:
  Net investment income                              0.09      0.07      0.14      0.36      0.62
                                                   ------    ------    ------    ------    ------
Distributions:
  Distributions from net investment income          (0.09)    (0.07)    (0.14)    (0.36)    (0.62)
                                                   ------    ------    ------    ------    ------
Net asset value, end of year                       $10.00    $10.00    $10.00    $10.00    $10.00
                                                   ======    ======    ======    ======    ======
Total return                                         1.01%     0.74%     1.37%     3.78%     6.34%
Ratios and supplemental data:
  Net assets at end of year (millions)             $141.0    $129.3    $169.0    $171.1    $ 75.9
  Ratios to average net assets:
     Ratios net of expenses voluntarily reduced
       or reimbursed by advisor:
          Expenses                                   0.36%     0.41%     0.40%     0.38%     0.38%
          Net investment income                      1.03%     0.74%     1.38%     3.43%     6.16%
     Ratios assuming no expenses voluntarily
       reduced or reimbursed by advisor:
          Expenses                                   0.40%     0.44%     0.45%     0.42%     0.43%

                     BOND PORTFOLIO                                    YEARS ENDED DECEMBER 31,
                     --------------                       --------------------------------------------------
                                                           2004       2003       2002       2001       2000
                                                          ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year                        $10.70     $10.25     $10.02     $ 9.84     $ 9.94
Investment activities:
  Net investment income                                     0.51       0.61       0.61       0.64(a)    0.67
  Net realized & unrealized gains (losses) on
    investments                                             0.12       0.45       0.23       0.17(a)   (0.10)
                                                          ------     ------     ------     ------     ------
    Total from investment activities                        0.63       1.06       0.84       0.81       0.57
                                                          ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income                    --      (0.61)     (0.61)     (0.63)     (0.67)
  Return of capital distributions                             --         --(b)      --         --         --
                                                          ------     ------     ------     ------     ------
    Total distributions                                       --      (0.61)     (0.61)     (0.63)     (0.67)
                                                          ------     ------     ------     ------     ------
Net asset value, end of year                              $11.33     $10.70     $10.25     $10.02     $ 9.84
                                                          ======     ======     ======     ======     ======
Total return                                                5.89%     10.46%      8.66%      8.41%      5.86%
Ratios and supplemental data:
  Net assets at end of year (millions)                    $114.4     $ 90.3     $ 85.4     $ 55.0     $ 27.9
  Ratios to average net assets:
    Expenses                                                0.72%      0.77%      0.75%      0.75%      0.77%
    Net investment income                                   5.22%      5.66%      6.34%      6.38%(a)   6.80%
  Portfolio turnover rate                                     19%        30%        17%        12%         7%
(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:
    Net investment income                                 $ 0.64
    Net realized and unrealized gains (losses)            $ 0.17
    Net investment income ratio                             6.35%
(b) Amount is less than $0.005.

                     OMNI PORTFOLIO                                    YEARS ENDED DECEMBER 31,
                     --------------                       --------------------------------------------------
                                                           2004       2003       2002       2001       2000
                                                          ------     ------     ------     ------     ------
Per share operating performance:
Net asset value, beginning of year                        $12.35     $ 9.96     $13.16     $15.44     $22.55
Investment activities:
  Net investment income                                     0.24       0.20       0.22       0.26(a)    0.25
  Net realized & unrealized gains (losses) on
    investments                                             0.64       2.39      (3.20)     (2.28)(a)  (3.55)
                                                          ------     ------     ------     ------     ------
    Total from investment activities                        0.88       2.59      (2.98)     (2.02)     (3.30)
                                                          ------     ------     ------     ------     ------
Distributions:
  Distributions from net investment income                 (0.18)     (0.20)     (0.22)     (0.26)     (0.25)
  Return of capital distributions                             --         --         --         --      (3.56)
                                                          ------     ------     ------     ------     ------
    Total distributions                                    (0.18)     (0.20)     (0.22)     (0.26)     (3.81)
                                                          ------     ------     ------     ------     ------
Net asset value, end of year                              $13.05     $12.35     $ 9.96     $13.16     $15.44
                                                          ======     ======     ======     ======     ======
Total return                                                7.11%     26.19%    (22.77)%   (13.07)%   (14.85)%
Ratios and supplemental data:
  Net assets at end of year (millions)                    $ 71.4     $ 66.4     $ 59.0     $ 94.1     $132.9
  Ratios to average net assets:
    Expenses                                                0.71%      0.71%      0.77%      0.76%      0.67%
    Net investment income                                   1.97%      1.80%      1.88%      1.89%(a)   1.13%
  Portfolio turnover rate                                    240%       177%       148%       118%        87%
(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:
    Net investment income                                 $ 0.25
    Net realized and unrealized gains (losses)            $(2.27)
    Net investment income ratio                             1.85%

INTERNATIONAL PORTFOLIO                                    YEARS ENDED DECEMBER 31,
-----------------------                      -----------------------------------------------------
                                              2004       2003       2002        2001        2000
                                             ------     ------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of year           $ 8.71     $ 6.60     $  8.34     $ 11.84     $ 21.51
Investment activities:
  Net investment income (loss)                 0.03       0.02        0.03        0.02       (0.02)
  Net realized & unrealized gains (losses)
     on investments and foreign currency
     transactions                              1.10       2.12       (1.75)      (3.52)      (4.74)
                                             ------     ------     -------     -------     -------
     Total from investment activities          1.13       2.14       (1.72)      (3.50)      (4.76)
                                             ------     ------     -------     -------     -------
Distributions:
  Distributions from net investment income       --      (0.01)         --          --          --
  Distributions of net realized capital
     gains and foreign currency related
     transactions                                --         --          --          --       (4.89)
  Return of capital distributions                --      (0.02)      (0.02)         --       (0.02)
                                             ------     ------     -------     -------     -------
     Total distributions                         --      (0.03)      (0.02)         --       (4.91)
                                             ------     ------     -------     -------     -------
Net asset value, end of year                 $ 9.84     $ 8.71     $  6.60     $  8.34     $ 11.84
                                             ======     ======     =======     =======     =======
Total return                                  12.97%     32.59%     (20.64)%    (29.57)%    (22.20)%
Ratios and supplemental data:
  Net assets at end of year (millions)       $123.1     $ 71.5     $  52.8     $  83.1     $ 124.5
  Ratios net of expenses voluntarily
     reduced or reimbursed by advisor:
     Expenses                                  1.11%      1.19%       1.15%       1.20%       1.14%
     Net investment income (loss)              0.36%      0.67%       0.54%       0.19%      (0.11)%
  Ratios assuming no expenses voluntarily
     reduced or reimbursed by advisor:
     Expenses                                  1.16%      1.24%       1.20%       1.25%       1.20%
  Portfolio turnover rate                        76%       165%         85%        201%        243%

INTERNATIONAL SMALL COMPANY PORTFOLIO                      YEARS ENDED DECEMBER 31,
-------------------------------------        -----------------------------------------------------
                                              2004       2003       2002        2001        2000
                                             ------     ------     -------     -------     -------
Per share operating performance:
Net asset value, beginning of year           $12.27     $ 7.99     $  9.40     $ 13.29     $ 20.25
Investment activities:
  Net investment income (loss)                 0.02       0.01          --       (0.04)      (0.18)
  Net realized & unrealized gains (losses)
     on investments and foreign currency
     transactions                              2.54       4.29       (1.41)      (3.85)      (5.89)
                                             ------     ------     -------     -------     -------
     Total from investment activities          2.56       4.30       (1.41)      (3.89)      (6.07)
                                             ------     ------     -------     -------     -------
Distributions:
  Distributions from net investment income    (0.14)     (0.02)         --          --          --
  Distributions from net realized capital
     gains & foreign currency related
     transactions                                --         --          --          --       (0.89)
                                             ------     ------     -------     -------     -------
     Total distributions                      (0.14)     (0.02)         --          --       (0.89)
                                             ------     ------     -------     -------     -------
Net asset value, end of year                 $14.69     $12.27     $  7.99     $  9.40     $ 13.29
                                             ======     ======     =======     =======     =======
Total return                                  20.87%     53.91%     (15.00)%    (29.28)%    (30.27)%
Ratios and supplemental data:
Net assets at end of year (millions)         $ 30.4     $ 24.7     $  14.8     $  18.9     $  30.6
  Ratios to average net assets:
     Expenses                                  1.47%      1.59%       1.56%       1.79%       1.63%
     Net investment income (loss)              0.16%      0.10%       0.03%      (0.35)%     (0.98)%
  Portfolio turnover rate                        82%        87%         92%        221%        251%

CAPITAL APPRECIATION PORTFOLIO                                YEARS ENDED DECEMBER 31,
------------------------------
                                                   -----------------------------------------------
                                                    2004      2003      2002       2001      2000
                                                   ------    ------    -------    ------    ------
Per share operating performance:
Net asset value, beginning of year                 $14.55    $11.09    $ 14.06    $14.05    $12.11
Investment activities:
  Net investment income                              0.08      0.03       0.03      0.07      0.10
  Net realized & unrealized gains (losses) on
     investments                                     1.74      3.46      (2.86)     1.29      3.69
                                                   ------    ------    -------    ------    ------
     Total from investment activities                1.82      3.49      (2.83)     1.36      3.79
                                                   ------    ------    -------    ------    ------
Distributions:
  Distributions from net investment income          (0.06)    (0.03)     (0.03)    (0.07)    (0.10)
  Distributions of net realized capital gains          --        --      (0.11)    (1.28)    (1.75)
  Return of capital distributions                      --        --(a)      --        --        --
                                                   ------    ------    -------    ------    ------
     Total distributions                            (0.06)    (0.03)     (0.14)    (1.35)    (1.85)
                                                   ------    ------    -------    ------    ------
Net asset value, end of year                       $16.31    $14.55    $ 11.09    $14.06    $14.05
                                                   ======    ======    =======    ======    ======
Total return                                        12.50%    31.52%    (20.15)%    9.69%    31.50%
Ratios and supplemental data:
  Net assets at end of year (millions)             $129.4    $109.5    $  89.4    $107.7    $ 74.0
  Ratios to average net assets:
     Expenses                                        0.91%     0.95%      0.97%     0.93%     0.96%
     Net investment income                           0.54%     0.25%      0.21%     0.49%     0.76%
  Portfolio turnover rate                             100%      108%        96%      126%      230%
(a) Amount is less than $0.005.

             DISCOVERY PORTFOLIO                             YEARS ENDED DECEMBER 31,
             -------------------                 -------------------------------------------------
                                                  2004      2003      2002       2001       2000
                                                 ------    ------    -------    -------    -------
Per share operating performance:
Net asset value, beginning of year               $16.74    $12.16    $ 18.08    $ 22.14    $ 31.62
Investment activities:
  Net investment loss                             (0.12)    (0.10)     (0.10)     (0.10)     (0.22)
  Net realized & unrealized gains (losses) on
     investments                                   1.95      4.68      (5.82)     (3.96)     (3.09)
                                                 ------    ------    -------    -------    -------
     Total from investment activities              1.83      4.58      (5.92)     (4.06)     (3.31)
                                                 ------    ------    -------    -------    -------
Distributions:
  Distributions of net realized capital gains        --        --         --         --      (6.09)
  Return of capital distributions                    --        --         --         --      (0.08)
                                                 ------    ------    -------    -------    -------
     Total distributions                             --        --         --         --      (6.17)
                                                 ------    ------    -------    -------    -------
Net asset value, end of year                     $18.57    $16.74    $ 12.16    $ 18.08    $ 22.14
                                                 ======    ======    =======    =======    =======
Total return                                      10.93%    37.66%    (32.74)%   (18.36)%   (11.22)%
Ratios and supplemental data:
  Net assets at end of year (millions)           $ 89.0    $ 93.0    $  74.2    $ 121.6    $ 158.0
  Ratios to average net assets:
     Expenses                                      0.91%     0.95%      0.96%      0.96%      0.92%
     Net investment loss                          (0.64)%   (0.71)%    (0.66)%    (0.54)%    (0.64)%
  Portfolio turnover rate                           104%      128%       128%       112%       138%

AGGRESSIVE GROWTH PORTFOLIO                                   YEARS ENDED DECEMBER 31,
---------------------------
                                                  -------------------------------------------------
                                                   2004      2003      2002       2001       2000
                                                  ------    ------    -------    -------    -------
Per share operating performance:
Net asset value, beginning of year                $ 5.47    $ 4.16    $  5.77    $  8.57    $ 11.79
Investment activities:
  Net investment income (loss)                        --     (0.01)     (0.01)      0.01         --
  Net realized & unrealized gains (losses) on
     investments                                    0.49      1.32      (1.60)     (2.74)     (3.22)
                                                  ------    ------    -------    -------    -------
     Total from investment activities               0.49      1.31      (1.61)     (2.73)     (3.22)
                                                  ------    ------    -------    -------    -------
Distributions:
  Distributions from net investment income            --        --         --      (0.03)        --
  Return of capital distributions                     --        --         --      (0.04)        --
                                                  ------    ------    -------    -------    -------
     Total distributions                              --        --         --      (0.07)        --
                                                  ------    ------    -------    -------    -------
Net asset value, end of year                      $ 5.96    $ 5.47    $  4.16    $  5.77    $  8.57
                                                  ======    ======    =======    =======    =======
Total return                                        8.96%    31.49%    (27.90)%   (31.82)%   (27.31)%
Ratios and supplemental data:
  Net assets at end of year (millions)            $ 16.1    $ 16.1    $  12.4    $  17.1    $  24.0
  Ratios to average net assets:
     Expenses                                       0.95%     1.04%      1.06%      1.04%      0.98%
     Net investment income (loss)                   0.03%    (0.12)%    (0.23)%     0.17%     (0.01)%
  Portfolio turnover rate                             87%       94%       108%       111%       160%

SMALL CAP GROWTH PORTFOLIO                                   YEARS ENDED DECEMBER 31,
--------------------------
                                                 -------------------------------------------------
                                                  2004      2003      2002       2001       2000
                                                 ------    ------    -------    -------    -------
Per share operating performance:
Net asset value, beginning of year               $ 7.34    $ 5.05    $  7.12    $ 11.90    $ 16.98
Investment activities:
  Net investment loss                             (0.05)    (0.04)     (0.05)     (0.08)     (0.14)
  Net realized & unrealized gains (losses) on
     investments                                   0.89      2.33      (2.02)     (4.63)     (2.51)
                                                 ------    ------    -------    -------    -------
     Total from investment activities              0.84      2.29      (2.07)     (4.71)     (2.65)
                                                 ------    ------    -------    -------    -------
Distributions:
  Distributions of net realized capital gains        --        --         --      (0.04)     (2.43)
  Return of capital distributions                    --        --         --      (0.03)        --
                                                 ------    ------    -------    -------    -------
     Total distributions                             --        --         --      (0.07)     (2.43)
                                                 ------    ------    -------    -------    -------
Net asset value, end of year                     $ 8.18    $ 7.34    $  5.05    $  7.12    $ 11.90
                                                 ======    ======    =======    =======    =======
Total return                                      11.44%    45.35%    (29.07)%   (39.50)%   (16.87)%
Ratios and supplemental data:
  Net assets at end of year (millions)           $ 18.2    $ 18.1    $  12.5    $  18.9    $  36.4
  Ratios to average net assets:
     Expenses                                      1.11%     1.19%      1.21%      1.18%      1.09%
     Net investment loss                          (0.69)%   (0.72)%    (0.80)%    (0.88)%    (0.75)%
  Portfolio turnover rate                            38%       40%       285%       208%       146%

          MID CAP OPPORTUNITY PORTFOLIO                       YEARS ENDED DECEMBER 31,
          -----------------------------            ----------------------------------------------
                                                    2004      2003      2002      2001      2000
                                                   ------    ------    ------    ------    ------
Per share operating performance:
Net asset value, beginning of year                 $13.94    $ 9.53    $12.81    $14.92    $18.78
Investment activities:
  Net investment income (loss)                      (0.05)    (0.02)     0.01      0.18(a)     --
  Net realized & unrealized gains (losses) on
     investments                                     1.94      4.43     (3.29)    (2.11)(a)  (1.49)
                                                   ------    ------    ------    ------    ------
     Total from investment activities                1.89      4.41     (3.28)    (1.93)    (1.49)
                                                   ------    ------    ------    ------    ------
Distributions:
  Distributions from net investment income             --        --        --     (0.17)       --
  Distributions of net realized capital gains          --        --        --     (0.01)    (2.34)
  Return of capital distributions                      --        --(b)     --        --     (0.03)
                                                   ------    ------    ------    ------    ------
     Total distributions                               --        --        --     (0.18)    (2.37)
                                                   ------    ------    ------    ------    ------
Net asset value, end of year                       $15.83    $13.94    $ 9.53    $12.81    $14.92
                                                   ======    ======    ======    ======    ======
Total return                                       13.56%     46.34%   (25.60)%  (12.84)%   (8.29)%
Ratios and supplemental data:
  Net assets at end of year (millions)             $ 96.6    $ 89.4    $ 65.5    $102.1    $117.4
  Ratios to average net assets:
     Expenses                                       0.96%      1.01%     1.02%     1.00%     0.98%
     Net investment income (loss)                  (0.36)%    (0.20)%    0.07%     1.20%(a)   0.00%
  Portfolio turnover rate                            206%       261%      385%      407%      537%
(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:
     Net investment income                                   $ 0.13
     Net realized and unrealized gains (losses)
       on investments                                        $(2.06)
     Net investment income ratio                               0.08%
(b) Amount is less than $0.005 per share.

            CAPITAL GROWTH PORTFOLIO                          YEARS ENDED DECEMBER 31,
            ------------------------               ----------------------------------------------
                                                    2004      2003      2002      2001      2000
                                                   ------    ------    ------    ------    ------
Per share operating performance:
Net asset value, beginning of year                 $14.36    $10.25    $17.69    $20.68    $28.01
Investment activities:
  Net investment loss                               (0.12)    (0.11)    (0.14)    (0.13)    (0.16)
  Net realized & unrealized gains (losses) on
     investments                                     2.95      4.22     (7.30)    (2.86)    (7.15)
                                                   ------    ------    ------    ------    ------
Total from investment activities                     2.83      4.11     (7.44)    (2.99)    (7.31)
                                                   ------    ------    ------    ------    ------
Distributions:
  Distributions from net investment income             --        --        --        --     (0.02)
                                                   ------    ------    ------    ------    ------
  Net asset value, end of year                     $17.19    $14.36    $10.25    $17.69    $20.68
                                                   ======    ======    ======    ======    ======
Total return                                        19.71%    40.10%   (42.06)%  (14.46)%  (26.01)%
Ratios and supplemental data:
  Net assets at end of year (millions)             $ 30.0    $ 26.6    $ 19.7    $ 37.6    $ 39.5
  Ratios to average net assets:
     Expenses                                        1.03%     1.11%     1.11%     1.06%     1.03%
     Net investment loss                            (0.74)%   (0.89)%   (1.02)%   (0.76)%   (0.60)%
  Portfolio turnover rate                              64%      236%      160%      142%      152%

S&P 500 INDEX PORTFOLIO                                       YEARS ENDED DECEMBER 31,
-----------------------                            -----------------------------------------------
                                                    2004      2003      2002       2001      2000
                                                   ------    ------    -------    ------    ------
Per share operating performance:
Net asset value, beginning of year                 $11.51    $ 9.11    $ 11.91    $14.04    $16.17
Investment activities:
  Net investment income                              0.18      0.12       0.11      0.26      0.49
  Net realized & unrealized gains (losses) on
     investments and futures contracts               1.00      2.40      (2.80)    (2.13)    (2.00)
                                                   ------    ------    -------    ------    ------
     Total from investment activities                1.18      2.52      (2.69)    (1.87)    (1.51)
                                                   ------    ------    -------    ------    ------
Distributions:
  Distributions from net investment income          (0.13)    (0.12)     (0.11)    (0.26)    (0.49)
  Distributions of net realized capital gains          --        --         --        --     (0.03)
Return of capital distributions                        --        --         --        --     (0.10)
                                                   ------    ------    -------    ------    ------
     Total distributions                            (0.13)    (0.12)     (0.11)    (0.26)    (0.62)
                                                   ------    ------    -------    ------    ------
Net asset value, end of year                       $12.56    $11.51    $  9.11    $11.91    $14.04
                                                   ======    ======    =======    ======    ======
Total return                                        10.30%    27.84%    (22.63)%  (13.34)%   (9.65)%
Ratios and supplemental data:
  Net assets at end of year (millions)             $195.9    $182.5    $ 137.3    $187.0    $209.2
Ratios to average net assets:
       Expenses                                      0.50%     0.53%      0.55%     0.52%     0.50%
       Net investment income                         1.52%     1.21%      1.10%     2.07%     3.14%
     Portfolio turnover rate                            8%       21%        15%       10%       30%

HIGH INCOME BOND PORTFOLIO                                   YEARS ENDED DECEMBER 31,
--------------------------                      ---------------------------------------------------
                                                 2004       2003       2002       2001       2000
                                                -------    -------    -------    -------    -------
Per share operating performance:
Net asset value, beginning of year              $  7.84    $  6.88    $  7.32    $  8.02    $  9.22
Investment activities:
  Net investment income                            0.52       0.59(b)    0.63       1.03(a)    0.58
  Net realized & unrealized gains (losses) on
     investments                                   0.32       0.94      (0.36)     (0.70)(a)   (1.20)
                                                -------    -------    -------    -------    -------
     Total from investment activities              0.84       1.53       0.27       0.33      (0.62)
                                                -------    -------    -------    -------    -------
Distributions:
  Distributions from net investment income        (0.03)     (0.57)     (0.59)     (1.03)     (0.58)
Return of capital distributions                      --         --      (0.12)        --         --
                                                -------    -------    -------    -------    -------
     Total distributions                          (0.03)     (0.57)     (0.71)     (1.03)     (0.58)
                                                -------    -------    -------    -------    -------
  Net asset value, end of year                  $  8.65    $  7.84    $  6.88    $  7.32    $  8.02
                                                =======    =======    =======    =======    =======
Total return                                      10.67%     22.78%      3.98%      4.27%     (7.10)%
Ratios and supplemental data:
  Net assets at end of year (millions)          $  42.0    $  28.3    $  17.4    $  16.0    $  14.6
  Ratios to average net assets:
Ratios net of expenses voluntarily reduced or
  reimbursed by advisor:
       Expenses                                    0.93%      1.04%      1.09%      1.15%      1.10%
       Net investment income                       7.20%      7.88%      9.36%      8.64%(a)    6.67%
Ratios assuming no expenses voluntarily
  reduced or reimbursed by advisor:
     Expenses                                      0.93%      1.04%      1.12%      1.15%      1.10%
     Portfolio turnover rate                         40%        47%        46%        41%        21%

(a) Without the adoption of the change in amortization method as required by the November 2000 revision of the AICPA Audit and Accounting Guide for Investment Companies, these amounts would have been:

         Net investment income                                         $ 0.91
         Net realized and unrealized gains (losses)                    ($0.58)
         Net investment income ratio                                     7.01%

(b) Calculated using the average daily shares method.

BLUE CHIP PORTFOLIO                                                YEARS ENDED DECEMBER 31,
-------------------
                                                        -----------------------------------------------
                                                         2004      2003      2002       2001      2000
                                                        ------    ------    -------    ------    ------
Per share operating performance:
Net asset value, beginning of year                      $10.12    $ 8.10    $ 10.15    $10.66    $10.66
Investment activities:
  Net investment income                                   0.15      0.12       0.08      0.06      0.06
  Net realized & unrealized gains (losses) on
    investments                                           0.82      2.02      (2.05)    (0.51)     0.04
                                                        ------    ------    -------    ------    ------
    Total from investment activities                      0.97      2.14      (1.97)    (0.45)     0.10
                                                        ------    ------    -------    ------    ------
Distributions:
  Distributions from net investment income               (0.14)    (0.12)     (0.08)    (0.06)    (0.06)
  Distributions of net realized capital gains               --        --         --        --     (0.04)
                                                        ------    ------    -------    ------    ------
    Total distributions                                  (0.14)    (0.12)     (0.08)    (0.06)    (0.10)
                                                        ------    ------    -------    ------    ------
Net asset value, end of year                            $10.95    $10.12    $  8.10    $10.15    $10.66
                                                        ======    ======    =======    ======    ======
Total return                                              9.61%    26.58%   (19.43)%   (4.23)%     1.08%
Ratios and supplemental data:
  Net assets at end of year (millions)                  $ 32.2    $ 28.1    $  10.9    $ 10.2    $  7.9
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced or
       reimbursed by advisor:
       Expenses                                           0.84%     0.97%      1.17%     1.20%     1.25%
       Net investment income                              1.45%     1.36%      0.95%     0.63%     0.60%
    Ratios assuming no expenses voluntarily reduced or
       reimbursed by advisor:
       Expenses                                           0.99%     1.10%      1.17%     1.20%     1.25%
    Portfolio turnover rate                                 52%       70%        22%       27%       35%

                                                                                           MAY 1, 2000*
          NASDAQ-100 INDEX PORTFOLIO                    YEARS ENDED DECEMBER 31,                TO
          --------------------------             --------------------------------------    DECEMBER 31,
                                                  2004      2003      2002       2001          2000
                                                 ------    ------    -------    -------    ------------
Per share operating performance:
Net asset value, beginning of year or period     $ 3.80    $ 2.57    $  4.10    $  6.09      $ 10.00
Investment activities:
  Net investment income (loss)                     0.03     (0.01)     (0.01)     (0.02)       (0.05)
  Net realized & unrealized gains (losses) on
    investments                                    0.35      1.24      (1.52)     (1.97)       (3.86)
                                                 ------    ------    -------    -------      -------
    Total from investment activities               0.38      1.23      (1.53)     (1.99)       (3.91)
                                                 ------    ------    -------    -------      -------
Net asset value, end of year or period           $ 4.18    $ 3.80    $  2.57    $  4.10      $  6.09
                                                 ======    ======    =======    =======      =======
Total return                                      10.00%    47.86%    (37.32)%   (32.68)%     (39.10)%(b)
Ratios and supplemental data:
  Net assets at end of year or period
    (millions)                                   $ 19.5    $ 16.7    $   7.7    $   9.9      $   6.6
  Ratios to average net assets:
    Ratios net of expenses voluntarily reduced
       or
       reimbursed by advisor:
       Expenses                                    0.58%     0.67%      0.68%      0.74%        1.12%(a)
       Net investment income (loss)                0.67%    (0.44)%    (0.56)%    (0.60)%      (0.86)%(a)
    Ratios assuming no expenses voluntarily
       reduced or
       reimbursed by advisor:
       Expenses                                    0.93%     1.05%      1.08%      1.05%        1.12%(a)
    Portfolio turnover rate                          20%       64%       103%        58%          36%
(a) Annualized.
(b) Not annualized.
*  Represents date of commencement of operations.

                                                                 YEARS ENDED        MAY 1, 2002*
BRISTOL PORTFOLIO                                               DECEMBER 31,             TO
-----------------                                             -----------------     DECEMBER 31,
                                                               2004       2003          2003
                                                              ------     ------     ------------
Per share operating performance:
Net asset value, beginning of year or period                  $10.43     $ 7.90       $ 10.00
Investment activities:
  Net investment income                                         0.13       0.03         (0.01)
  Net realized & unrealized gains (losses) on investments       0.63       2.53         (2.09)
                                                              ------     ------       -------
     Total from investment activities                           0.76       2.56         (2.10)
                                                              ------     ------       -------
Distributions:
  Distributions from net investment income                     (0.10)     (0.03)           --
  Distributions of net realized capital gains                  (1.03)        --            --
                                                              ------     ------       -------
     Total distributions                                       (1.13)     (0.03)           --
                                                              ------     ------       -------
Net asset value, end of year or period                        $10.06     $10.43       $  7.90
                                                              ======     ======       =======
Total return                                                    8.62%     32.44%       (21.00)%(b)
Ratios and supplemental data:
  Net assets at end of year or period (millions)              $  8.1     $  7.0       $   3.0
  Ratios to average net assets:
     Ratios net of expenses reduced or reimbursed by
       advisor:
       Expenses                                                 0.27%      0.86%         1.71%(a)
       Net investment income (loss)                             1.45%      0.39%        (0.24)%(a)
     Ratios assuming no expenses reduced or reimbursed by
       advisor:
       Expenses                                                 1.07%      1.25%         1.83%(a)
     Portfolio turnover rate                                     300%       224%           98%

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

                                                                 YEARS ENDED        MAY 1, 2002*
BRYTON GROWTH PORTFOLIO                                         DECEMBER 31,             TO
-----------------------                                       -----------------     DECEMBER 31,
                                                               2004       2003          2002
                                                              ------     ------     ------------
Per share operating performance:
Net asset value, beginning of year or period                  $ 9.33     $ 6.88       $ 10.00
Investment activities:
  Net investment income (loss)                                    --      (0.05)        (0.06)
  Net realized & unrealized gains (losses) on investments       0.70       2.50         (3.06)
                                                              ------     ------       -------
     Total from investment activities                           0.70       2.45         (3.12)
                                                              ------     ------       -------
Net asset value, end of year or period                        $10.03     $ 9.33       $  6.88
                                                              ======     ======       =======
Total return                                                     7.5%     35.61%       (31.20)%(b)
Ratios and supplemental data:
  Net assets at end of year or period (millions)              $  7.0     $  5.9       $   2.7
  Ratios to average net assets:
     Ratios net of expenses reduced or reimbursed by
       advisor:
       Expenses                                                 0.30%      0.99%         1.77%(a)
       Net investment income (loss)                             0.03%     (0.80)%       (1.45)%(a)
     Ratios assuming no expenses reduced or reimbursed by
       advisor:
       Expenses                                                 1.15%      1.45%         1.98%(a)
     Portfolio turnover rate                                     150%       201%           38%

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

                                                                 FOR THE PERIOD
                                                               FROM MAY 1, 2004*
U.S. EQUITY PORTFOLIO                                         TO DECEMBER 31, 2004
---------------------                                         --------------------
Per share operating performance:
Net asset value, beginning of period                                 $10.00
Investment activities:
  Net investment loss                                                 (0.01)
  Net realized & unrealized gains (losses) on investments              1.72
                                                                     ------
     Total from investment activities                                  1.71
                                                                     ------
Net asset value, end of period                                       $11.71
                                                                     ======
Total return                                                          17.10%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)                             $  4.8
  Ratios to average net assets:
     Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
       Expenses                                                        1.40%(a)
       Net investment loss                                            (0.30)%(a)
     Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
       Expenses                                                        2.02%(a)
     Portfolio turnover rate                                             39%

(a) Annualized.

(b) Not annualized.

  * Represents date of commencement of operations.

                                                                 FOR THE PERIOD
                                                               FROM MAY 1, 2004*
BALANCED PORTFOLIO                                            TO DECEMBER 31, 2004
------------------                                            --------------------
Per share operating performance:
Net asset value, beginning of period                                 $10.00
Investment activities:
  Net investment income                                                0.04
  Net realized & unrealized gains (losses) on investments              1.29
                                                                     ------
     Total from investment activities                                  1.33
                                                                     ------
Net asset value, end of period                                       $11.33
                                                                     ======
Total return                                                          13.30%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)                             $  1.7
  Ratios to average net assets:
     Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
       Expenses                                                        1.46%(a)
       Net investment income                                           0.78%(a)
     Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
       Expenses                                                        3.52%(a)
     Portfolio turnover rate                                             39%

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

COVERED CALL PORTFOLIO
----------------------
                                                                 FOR THE PERIOD
                                                               FROM MAY 1, 2004*
                                                              TO DECEMBER 31, 2004
                                                              --------------------
Per share operating performance:
Net asset value, beginning of period                                 $10.00
Investment activities:
  Net investment loss                                                 (0.03)
  Net realized & unrealized gains (losses) on investments
     and written options                                               0.78
                                                                     ------
     Total from investment activities                                  0.75
                                                                     ------
Net asset value, end of period                                       $10.75
                                                                     ======
Total return                                                           7.50%(b)
Ratios and supplemental data:
  Net assets at end of period (millions)                             $  2.0
  Ratios to average net assets:
     Ratios net of expenses voluntarily reduced or
      reimbursed by advisor:
       Expenses                                                        1.49%(a)
       Net investment loss                                            (0.53)%(a)
     Ratios assuming no expenses voluntarily reduced or
      reimbursed by advisor:
       Expenses                                                        2.91%(a)
     Portfolio turnover rate                                             70%

(a) Annualized.

(b) Not annualized.

 * Represents date of commencement of operations.

                             ADDITIONAL INFORMATION


Additional information about Ohio National Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information ("SAI"), dated November 1, 2005, which is incorporated herein by reference.


In addition, information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The SAI, annual reports, and semi-annual reports are available upon request and without charge by calling 1-800-366-6654 or writing to the Fund at One Financial Way, Montgomery, Ohio 45242. You can review the SAI, annual reports, semi-annual reports and the current prospectus by logging onto our website at www.ohionational.com. You may also obtain copies of these documents by contacting the registered representative or broker-dealer who sold you your variable contract.

Information about the Fund can also be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information about the SEC's Public Reference Room is available at 1-202-942-8090. Reports and other information are also available in the Securities Exchange Commission's Internet Site at http://www.sec.gov, and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Ohio National Fund, Inc.
Investment Company Act file number: 811-3015

                            OHIO NATIONAL FUND, INC.

                               One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 366-6654
                      STATEMENT OF ADDITIONAL INFORMATION

                                November 1, 2005



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the "Fund") dated (date).


The audited financial statements and the independent registered public accounting firm's report in the Fund's Annual Report to Shareholders, for the fiscal year ended December 31, 2004 are incorporated by reference (are legally part of this SAI).

To obtain a free copy of the Fund's prospectus, write or call the Fund at the above address, or log onto our website at www.ohionational.com.
                                          --------------------

                                Table of Contents
                                -----------------

                                                                  Page
                                                                  ----

Fund History. . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Fund Performance. . . . . . . . . . . . . . . . . . . . . . . . . .4
      Current Yield of Money Market Portfolio . . . . . . . . . . .5
      Portfolio Turnover  . . . . . . . . . . . . . . . . . . . . .7

Investment Objectives and Policies. . . . . . . . . . . . . . . . .9
      Money Market Instruments  . . . . . . . . . . . . . . . . . .9

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . 10
      Hedging Transactions . . . . . . . . . . . . . . . . . . . . 18
      Covered Call Options and Put Options . . . . . . . . . . . . 18
      Futures Contracts  . . . . . . . . . . . . . . . . . . . . . 19
      Options on Futures Contracts and Financial Indexes . . . . . 19
      Foreign Currency Hedging Transactions  . . . . . . . . . . . 19
      Hybrid Instruments . . . . . . . . . . . . . . . . . . . . . 21
      Swaps  . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
      Short Sales. . . . . . . . . . . . . . . . . . . . . . . . . 21
      Borrowing Money  . . . . . . . . . . . . . . . . . . . . . . 21
      Zero-Coupon and Pay-in-kind Debt Securities. . . . . . . . . 21
      When Issues and Delayed Delivery Transactions. . . . . . . . 21
      Portfolio Holdings Disclosure Policy . . . . . . . . . . . . 22

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . 22
      Directors and Officers of the Fund . . . . . . . . . . . . . 22
      Committees of the Board  . . . . . . . . . . . . . . . . . . 23
      Director Onwership . . . . . . . . . . . . . . . . . . . . . 23
      Ownership of Securities of the Adviser . . . . . . . . . . . 23
      Compensation of Directors. . . . . . . . . . . . . . . . . . 23
      Shareholders' Meetings . . . . . . . . . . . . . . . . . . . 23
      Investment Advisory and Other Services . . . . . . . . . . . 23

Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . . . . 23

Proxy Voting Policies. . . . . . . . . . . . . . . . . . . . . . . 23

Brokerage Allocation . . . . . . . . . . . . . . . . . . . . . . . 27

Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . 29

Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . .30

Independent Registered Public Accounting Firm  . . . . . . . . . . 31

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 31

The S&P 500 Index . . . . . . . . . . . . . . . . . . . . . . . . .31

The Nasdaq-100 Index. . . . . . . . . . . . . . . . . . . . . . . .32

Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
      Debt Security Ratings

                                  FUND HISTORY


The Fund is an open-end management investment company which currently consists of 23 separate portfolios - the Equity portfolio, the Money Market portfolio, the Bond portfolio, the Omni portfolio, the International portfolio, the Capital Appreciation portfolio, the Discovery portfolio, the International Small Company portfolio, the Aggressive Growth portfolio, the Small Cap Growth (formerly called Core Growth) portfolio, the Mid Cap Opportunity (formerly called Growth & Income) portfolio, the S&P 500 Index(R) portfolio, the Capital Growth portfolio, the High Income Bond portfolio, the Blue Chip portfolio, the Nasdaq-100 Index(R) portfolio, the Bristol portfolio, the Bryton Growth portfolio, the U.S. Equity portfolio, the Balanced portfolio, the Covered Call portfolio the Target VIP Portfolio and the Target Equity/Income Portfolio. Each portfolio, except the Nasdaq-100 Index portfolio, is diversified. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLI"), Ohio National Life Assurance Corporation ("ONLAC") and National Security Life and Annuity Company ("NSLAC") to support certain benefits under variable contracts issued by ONLI, ONLAC and NSLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.


The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market portfolio, and the Bond portfolio was created. The remaining portfolios were added later. The Fund's portfolios began at the following times:


Equity                              1/14/1971
Money Market                        3/20/1980
Bond                                11/2/1982
Omni                                9/10/1984
International                       5/3/1993
Capital Appreciation                5/1/1994
Discovery                           5/1/1994
International Small Company         3/31/1995
Aggressive Growth                   3/31/1995
Small Cap Growth                    1/3/1997
Mid Cap Opportunity                 1/3/1997
S&P 500 Index                       1/3/1997
Capital Growth                      5/1/1998
High Income Bond                    5/1/1998
Blue Chip                           5/1/1998
Nasdaq-100 Index                    5/1/2000
Bristol                             5/1/2002
Bryton Growth                       5/1/2002
U.S. Equity                         4/30/2004
Balanced                            4/30/2004
Covered Call                        4/30/2004
Target VIP                          11/1/2005
Target Equity/Income                11/1/2005


The investment and reinvestment of the assets of the Money Market, Bond, S&P 500 Index and Nasdaq-100 Index portfolios, and the fixed-income component of the Omni portfolio, are directed by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242. That is also the address of the NSLAC administrative office. NSLAC's home office is at 100 Court Street, Binghamton, New York 13902.

The investment and reinvestment of Equity portfolio assets is managed by Legg Mason Capital Management ("Legg Mason") as sub-adviser. The principal business address of Legg Mason is 100 Light Street, Baltimore, Maryland 21202.

The investment and reinvestment of International and International Small Company portfolio assets is managed by Federated Global Investment Management Corp. ("Federated Global") as sub-adviser. The principal business address of Federated Global is 175 Water Street, New York, New York 10038.

The investment and reinvestment of Capital Appreciation portfolio assets is managed by Jennison Associates LLC ("Jennison") as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of Discovery portfolio assets is managed by Founders Asset Management LLC ("Founders") as sub-adviser. The principal business address of Founders is 210 University Boulevard, Suite 800, Denver, Colorado 80206.

The investment and reinvestment of Aggressive Growth portfolio assets is managed by Janus Capital Management LLC ("Janus") as sub-adviser. The principal business address of Janus is 100 Fillmore Street, Denver, Colorado 80206.

The investment and reinvestment of Small Cap Growth portfolio assets is managed by UBS Global Asset Management (Americas), Inc. ("UBS Global") as sub-adviser. The principal business address of UBS Global is 51 West 52nd Street, New York, New York 10019.

The investment and reinvestment of Mid Cap Opportunity portfolio assets is managed by RS Investment Management, L.P. ("RSIM") as sub-adviser. The principal business address of RSIM is 388 Market Street, San Francisco, California 94111.

The investment and reinvestment of Capital Growth portfolio assets is managed by Eagle Asset Management, Inc. ("Eagle") as sub-adviser. The principal business address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

The investment and reinvestment of Bristol and Bryton Growth portfolio assets and the equity component of the Omni portfolio are managed by Suffolk Capital Management, LLC ("Suffolk") as sub-adviser. The principal business address of Suffolk is 1633 Broadway, New York, New York 10019. Suffolk is 81% owned by ONLI's parent, Ohio National Financial Services, Inc.

The investment and reinvestment of High Income Bond portfolio assets is managed by Federated Investment Management Company ("Federated Investment") as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

The investment and reinvestment of Blue Chip portfolio assets is managed by Federated Equity Management Company of Pennsylvania ("Federated Equity") as sub-adviser. The principal business address of Federated Equity is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

The investment and reinvestment of U.S. Equity, Balanced and Covered Call portfolio assets is managed by ICON Advisers, Inc. ("ICON") as sub-adviser. The principal business address of ICON is 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.


The investment and reinvestment of Target VIP and Target Equity/Income portfolio assets is managed by First Trust Advisors L.P. ("First Trust") as sub-adviser. The principal business address of First Trust is 1001 Warrenville Road in Lisle, Illinois 60532.


Interests in each portfolio are represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio's dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI, ONLAC and NSLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI, ONLAC or NSLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

U.S. Bancorp Fund Services, LLC is the Fund's accounting agent. It is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A. is custodian for those portfolios other than the International and International Small Company portfolios. It is located at 425 Walnut Street, Cincinnati, Ohio 45202. The custodian for the International and International Small Company portfolios is State Street Bank and Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri 64105. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.

                                FUND PERFORMANCE

From time to time, our affiliates may advertise the current yield, average annual total return and cumulative total returns for the portfolios. Our affiliates might compare the results to other similar mutual funds or unmanaged indices. Management's discussion and analysis of the Fund's performance is included in the Fund's most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio's average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods or from the portfolio's inception. Cumulative total return reflects a portfolio's aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund's total return may be demonstrated by comparing the Fund's total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and "effective" yield will be quoted for the Money Market portfolio. The Money Market portfolio's yield refers to the income generated by an investment in the portfolio over the seven-day period indicated. This income is then "annualized" by assuming that the same amount of income generated by the portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund's affiliates may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor's 500, 400, 600 or 1500 Indices, Barra Value Index, one or more of Lehman Brothers Bond Indices, Merrill Lynch Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the NASDAQ Composite Index, the Nasdaq-100 Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC's Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund's affiliates may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including, but not limited to, The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights," certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market portfolio and the total return of all portfolios, and states the Fund's policy with respect to each portfolio's turnover rate.


CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current annualized yield quotations for the Money Market portfolio are based on the portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.

PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap, Aggressive Growth and Strategic Income portfolios may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio's turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund's policy with respect to each portfolio is as follows:

      EQUITY PORTFOLIO - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 2004, the turnover rate for this portfolio was 10%.

      MONEY MARKET PORTFOLIO - Since the assets of this portfolio consist of short-term instruments, replacement of portfolio securities occurs frequently. However, since purchases are generally made through dealers or issuers on a net basis, the portfolio does not normally incur significant brokerage commissions.

      BOND PORTFOLIO - This portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 19% in 2004.

      OMNI PORTFOLIO - The portfolio turnover rate will vary from time to time but can normally be expected to exceed 100% annually. The turnover rate for this portfolio was 240% in 2004.

      INTERNATIONAL PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 76% in 2004.

      CAPITAL APPRECIATION PORTFOLIO - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 100% in 2004.

      DISCOVERY PORTFOLIO - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a substantial number of short-term transactions is expected to result in annual portfolio turnover rates of 100% to 300%. The turnover rate for this portfolio was 104% in 2004.

      INTERNATIONAL SMALL COMPANY PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 82% in 2004.

      AGGRESSIVE GROWTH PORTFOLIO - The securities of this portfolio are generally expected to be traded more aggressively than those of the other portfolios. Its portfolio turnover rate can normally be expected to be in excess of 100% annually. The turnover rate for this portfolio was 87% in 2004.

      SMALL CAP GROWTH PORTFOLIO - The annual turnover rate for this portfolio may exceed 100%. The turnover rate for this portfolio was 38% in 2004.

      MID CAP OPPORTUNITY PORTFOLIO - RSIM exercises "sell" disciplines. A stock held in this portfolio is likely to be sold if it declines substantially in price (at least 15%), if it reaches its upside target price, if the company's business fundamentals turn negative, or if a more attractive opportunity appears. The prices of small- and mid-cap company securities in which this portfolio invests may be more volatile than those of larger companies. As a result, the portfolio's annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 206% in 2004.

      S&P 500 INDEX PORTFOLIO - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 8% in 2004.

      CAPITAL GROWTH PORTFOLIO - Securities held in this portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 64% in 2004.

      HIGH INCOME BOND PORTFOLIO - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate was 52% in 2004.

      BLUE CHIP PORTFOLIO - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in order to attain the portfolio's investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 40% in 2004.

      NASDAQ 100 INDEX PORTFOLIO. Securities held in this portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 20% in 2004.

      BRISTOL PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate was 300% in 2004.

      BRYTON GROWTH PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to exceed 100% annually. The turnover rate was 150% in 2004.

      U.S. EQUITY PORTFOLIO - This portfolio does not have any limitations regarding portfolio turnover. It may engage in short-term trading to try to achieve its objective and it may have portfolio turnover rates in excess of 100%. For the period May 1, 2004 to December 31, 2004, the turnover rate was 39%.

      BALANCED PORTFOLIO - This portfolio does not have any limitations regarding portfolio turnover. It may engage in short-term trading to try to achieve its objective and it may have portfolio turnover rates in excess of 100%. For the period May 1, 2004 to December 31, 2004, the turnover rate was 39%.

      COVERED CALL PORTFOLIO - This portfolio does not have any limitations regarding portfolio turnover. It may engage in short-term trading to try to achieve its objective and it may have portfolio turnover rates in excess of 100%. For the period May 1, 2004 to December 31, 2004, the turnover rate was 70%.


      TARGET VIP PORTFOLIO - Due to the investment strategy of the portfolio, the rate of portfolio turnover may vary. Normally the portfolio turnover rate is not expected to exceed 100%.

      TARGET EQUITY/INCOME PORTFOLIO - Due to the investment strategy of the portfolio, the rate of portfolio turnover may vary. Normally the portfolio turnover rate is not expected to exceed 100%.



                       INVESTMENT OBJECTIVES AND POLICIES

The following descriptions of money market instruments supplement the "Investment Objectives and Policies" set forth for each portfolio in the prospectus. The Money Market portfolio and the Omni portfolio, to the extent it invests in the money market sector, will invest extensively in these instruments. The other portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.

MONEY MARKET INSTRUMENTS

      U.S. GOVERNMENT OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      CERTIFICATES OF DEPOSIT - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      BANKERS' ACCEPTANCES - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      COMMERCIAL PAPER - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      CORPORATE OBLIGATIONS - Bonds and notes issued by corporations in order to finance longer-term credit needs.

      REPURCHASE AGREEMENTS - Agreements by which the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.


                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund's investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are fundamental policies of the Money Market, Bond and Omni portfolios and nonfundamental as to the remaining portfolios. The fundamental policies and nonfundamental operating policies of the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond and Blue Chip portfolios are shown separately below. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of l940 defines a majority vote as the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

The Fund may not issue senior securities and each portfolio of the Fund (other than the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond and Blue Chip portfolios) will not:
      1. invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities) (this restriction does not apply to the Nasdaq 100 Index portfolio and it only applies as to 75% of the Equity portfolio's assets);

      2. purchase more than 10% of the outstanding voting securities of any one issuer, and the Money Market portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;


      3. invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal (this restriction does not apply to the Nasdaq-100 Index, Target VIP and Target Income/Equity portfolios);


      4. invest more than 15% of the value of its assets (10% in the case of the Money Market, Bond and Omni portfolios) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

      5. other than the Mid Cap Opportunity and Capital Growth portfolios, borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Mid Cap Opportunity and Capital Growth portfolios may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;

      6. purchase or sell commodities or commodity contracts except that (a) each portfolio other than the Money Market portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below,
            (b) the S&P 500 Index portfolio may purchase or sell stock index futures contracts in accordance with its stated investment objectives, and (c) the Nasdaq-100 Index portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index;

      7. other than the S&P 500 Index and Covered Call portfolios, purchase or sell put or call options, except that each portfolio other than the Money Market portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;


      8. other than the Target VIP and Target Equity/Income portfolios, invest in securities of foreign issuers except that (a) each of the Bond, Omni, Small Cap Growth, Mid Cap Opportunity, S&P 500 Index, Bristol and Bryton Growth portfolios may (i) invest up to 15% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional 10% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Discovery and Capital Growth portfolios may invest up to 30% of its assets in the securities of foreign issuers, (c) the Money Market portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, (d) each of the Equity, Nasdaq-100 Index and Balanced portfolios may invest up to 25% of its assets in the securities of foreign issuers and (e) each of the U.S. Equity and Covered Call portfolios may invest up to 20% of its assets in the securities of foreign issuers and each of those portfolios may invest without limit in foreign securities traded in the United States. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities;

      9. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities;


      10. other than the Target VIP and Target Equity/Income portfolios, purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;


      11. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. No more than 10% of a portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

      12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions, except that the Mid Cap Opportunity portfolio may sell securities short;

      13. as to the Money Market, Bond and Omni portfolios, participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

      14. purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.


As a nonfundamental policy of each portfolio other than the Money Market, International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond Blue Chip portfolios Target VIP and Target Equity/Income portfolios, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).


In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") and not receiving the highest rating from more than one NRSRO (or receiving the second highest rating from one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.

Under normal market conditions, at least 80% of the assets of the International and International Small Company Portfolios will be invested in securities of issuers in at least three different foreign countries. The Board of Directors has determined that each of State Street Bank and Trust Company and Bankers Trust Company has established a system to monitor the appropriateness of the Fund's assets held in foreign countries. The Board has delegated to State Street Bank and to Bankers Trust the selection of foreign custodians for the Fund's assets that are held outside the United States. In so doing the Board requires that these delegates determine that the Fund's assets will be subject to reasonable care based on the standards applying to custodians in the relevant markets after considering all factors related to the safekeeping of such assets.

CAPITAL APPRECIATION PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio may not:

        C.A.1. Borrow money except that the portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The portfolio may borrow from banks, other portfolios managed by Jennison or other persons to the extent permitted by applicable law;

        C.A.2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

        C.A.3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

        C.A.4. Make loans, although the portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by Jennison provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the portfolio's total assets;
                (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

        C.A.5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

        C.A.6. Purchase a security if, as a result, with respect to 75% of the value of the portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

        C.A.7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

        C.A.8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

        C.A.9. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

        With respect to investment restrictions C.A.1. and C.A.4,, the portfolio will not borrow from or lend to any other portfolios managed by Jennison unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the portfolio or promulgate any rules allowing the transactions.

        With respect to investment restriction C.A.2., the portfolio does not consider currency contracts or hybrid investments to be commodities.

        For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

        For purposes of investment restriction C.A.4., the portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


CAPITAL APPRECIATION PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        C.A.10. Purchase additional securities when money borrowed exceeds 5% of its total assets;

        C.A.11. Invest in companies for the purpose of exercising management or control;

        C.A.12. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value;

        C.A.13. Purchase illiquid securities (including securities eligible for resale under Rule 144A of the Securities Act of 1933) and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

        C.A.14. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

        C.A.15. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) to make margin deposits in connection with futures contracts or other permissible investments;

        C.A.16. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

        C.A.17. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if as a result more than 5% of the value of the total assets of the portfolio would be invested in such programs;

        C.A.18. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

        C.A.19. Effect short sales of securities;

        C.A.20. Purchase any warrants if as a result the portfolio will have more than 5% of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security; or

        C.A.21. Invest more than 25% of the portfolio's total assets (excluding reserves) in foreign securities.


AGGRESSIVE GROWTH PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio:

        A.G.1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

        A.G.2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The portfolio may also borrow money from the other mutual funds managed by Janus or other persons to the extent permitted by applicable law.

        A.G.3. May not issue senior securities, except as permitted under the Investment Company Act of 1940.

        A.G.4. May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

        A.G.5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

        A.G.6. May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

        A.G.7. May not purchase the securities of any issuer if, as a result, more that 25% of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

        A.G.8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


AGGRESSIVE GROWTH PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        A.G.9. Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

        A.G.10. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contacts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

        A.G.11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940.

        A.G.12. Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

        A.G.13. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the portfolio may invest in the securities of issuers that engage in these activities.

        A.G.14. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the portfolio's net assets.

                In addition, (i) the aggregate value of securities underlying call options on securities written by the portfolio or obligations underlying put options on securities written by the portfolio determined as of the date the options are written will not exceed 50% of the portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the portfolio and which are being held will not exceed 20% of the portfolio's net assets; and (iii) the portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested.

        A.G.15. Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.

        A.G.16. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

        A.G.17. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.

INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restrictions described above, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help a portfolio to gain exposure or to protect itself from changes in market values. For example, a portfolio may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, a portfolio can obtain immediate exposure to the market.

The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.


COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights.

In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

FUTURES CONTRACTS

A portfolio may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association
(GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time a portfolio enters into a contract, it sets aside a small portion of the contract value in an account with the Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). A portfolio, its futures commission merchant and the Fund's custodian retain control of the initial margin until the contract is liquidated.


OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, a portfolio may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. A portfolio also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will primarily be used for hedging purposes and will, therefore, be incidental to a portfolio's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, generally will be set aside to collateralize the options or futures contracts.


FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Covered Call Options and Put Options," "Futures Contracts," and "Options on Futures Contracts and Financial Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

HYBRID INSTRUMENTS

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors and collars.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SHORT SALES

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Hedging Transactions" and "Covered Call Options and Put Options." In addition to the short sales discussed above, a portfolio also may make short sales "against the box," a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.


BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets. The Money Market portfolio does not engage in these transactions.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see "Convertible Securities," above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Fund to publicly disclose holdings of all the portfolios only in accordance with regulatory requirements, such as in periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio holding information is provided to the Fund's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities such as but not necessarily limited to the Fund's custodian, fund accountants, investment adviser, sub-advisers, independent registered public accounting firm, attorneys, officers and directors of the Fund and are all subject to duties of confidentiality, including a duty not to trade on nonpublic information, whether imposed by law or by contract.

Periodically, certain portfolio information such as top ten holdings, sector holdings and other portfolio characteristics data are publicly disclosed via the Fund's website or otherwise, typically 30 days after the quarter end.

There are numerous mutual fund evaluation services (Lippers and Morningstar) that analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or to subscribers to their service. The Fund may distribute (or authorize a service provider to distribute) portfolio holdings to these services before public disclosure is required or authorized as detailed above on an ongoing basis. These service providers sign a written confidentiality agreement and do not distribute the portfolio holding or the results of their analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund or the Fund's underlying securities before the Fund's holdings information becomes public. Neither the Adviser, nor the sub-adviser nor any other party receive any compensation for disclosure of portfolio holdings.

The Board of Directors has approved this portfolio holdings disclosure policy and must approve an material change to the policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Fund's Chief Compliance Officer.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

The Fund's Board of Directors is responsible for overseeing the management of all the Fund's portfolios. The Board of Directors can amend the Fund's By-laws, elect its officers, declare and pay dividends, and exercise all the Fund's powers except those reserved to the shareholders.

The directors and officers of the Fund, together with information as to their principal occupations during the past five years are listed below:


                                                           TERM SERVED    NUMBER OF
                                                           AS OFFICER   PORTFOLIOS IN          PRINCIPAL OCCUPATION AND OTHER
NAME AND ADDRESS          AGE    POSITION WITH THE FUND    OR DIRECTOR  FUND COMPLEX        DIRECTORSHIPS DURING PAST FIVE YEARS
----------------          ---   -------------------------  -----------  -------------  ---------------------------------------------
INDEPENDENT DIRECTORS
James E. Bushman          60    Director, Member of Audit  Since             31        Director, President and CEO: Cast-Fab
3040 Forrer Street              and Independent Directors  March 2000                  Technologies, Inc. (a manufacturing company);
Cincinnati, Ohio                Committees                                             Director: The Midland Company, ABX Air Inc.,
                                                                                       The Health Alliance of Greater Cincinnati,
                                                                                       and The Elizabeth Gamble Deaconess Home
                                                                                       Association; Commissioner: Hamilton County
                                                                                       Park District.

Joseph A. Campanella      62    Director, Member of Audit   Since            31        Retired. Until 2001, was Executive Vice
6179 Paderborne Drive           and Independent Directors   May 2002                   President, Community Banking Division, U.S.
Hudson, Ohio                    Committees                                             Bank; Director: Ohio Savings Bank, Ohio
                                                                                       Savings Financial Corporation.

Ross Love                 58    Director, Member of Audit     Since          31        Director, President and CEO: Blue Chip
615 Windings Way                and Independent Directors     March 1997               Enterprises Ltd. (a company with holdings in
Cincinnati, Ohio                Committees                                             the automotive manufacturing, communications
                                                                                       and medical equipment industries. Director:
                                                                                       Radio One Inc., CBS Technologies; Trustee:
                                                                                       Syracuse University, Greater Cincinnati
                                                                                       Chamber of Commerce; Chairman, Board of
                                                                                       Trustees: United Way of Greater Cincinnati.

George M. Vredeveld       62    Director, Chairman of      Since          31           Alpaugh Professor of Economics, University of
University of Cincinnati        Audit Committee, Member    March 1996                  Cincinnati; President: Economic Center for
P.O. Box 210223                 of Independent Directors                               Education & Research; Director: Games Inc.
Cincinnati, Ohio                Committee


Interested Director and
Officers --


John J. Palmer             66    President and               July 1997        31       Director and Vice Chairman, ONLI;
One Financial Way                Director                                              Director of the Adviser;
Montgomery, Ohio                                                                       Director and CEO of NSLAC.


Marc L. Collins            36    Secretary                  March 2000        31       Second Vice President and Counsel, ONLI;
One Financial Way                                                                      Secretary of the Adviser.
Montgomery, Ohio

William C. Price           42    AML Principal              March 2003        31       Vice President & Assistant General Counsel,
One Financial Way                Compliance Officer                                    ONLI; prior to January 2001 was a partner and
Montgomery, Ohio                                                                       co-chairman of the litigation department
                                                                                       of Wood & Lamping, attorneys at law.

Maureen K. Kiefer          36    Compliance Director and    March 2001        31       Prior to January 2001 was mutual fund
One Financial Way                Assistant Treasurer                                   assistant for the Adviser.
Montgomery, Ohio

R. Todd Brockman           36    Treasurer                   June 2004        31       Assistant Vice President, Mutual Funds
One Financial Way                                                                      Operations; Prior to June 2004 was an
Montgomery, Ohio                                                                       Assurance Manager with Grant Thornton,
                                                                                       a certified public accounting firm.

                                       22

Thomas A. Barefield     52   Vice President         February 1998   31     Senior Vice President, Institutional Sales,
One Financial Way                                                          ONLI; Prior to November 1997 was Senior
Montgomery, Ohio                                                           Vice President of Life Insurance Company
                                                                           of Virginia

Christopher A. Carlson  46    Vice President        March 2000      31     Senior Vice President, Chief Investment Officer, ONLI;
One Financial Way                                                          President and Director of the Adviser
Montgomery, Ohio

Dennis R. Taney         57    Chief Compliance      June 2004       31     Second Vice President, Chief Compliance
One Financial Way             Officer                                      Officer ONLI; Prior to June 2004 was
Montgomery, Ohio                                                           Treasurer of the Fund.



All directors and officers of the Fund hold similar positions with Dow Target Variable Fund LLC ("Dow Target"), another investment company sponsored by ONLI and managed by the Adviser. The "Fund Complex" consists of the Fund and Dow Target. None of the directors owns shares of the Fund. All Fund shares are owned by separate accounts of ONLI, ONLAC and NSLAC. John Palmer is an "interested" director of the Fund because he is a director of the Adviser and he is an officer and employee of the Adviser's parent.


COMMITTEES OF THE BOARD

The Board has no special nominating or compensation committees. These functions are the responsibility of the Board's Independent Directors Committee. The Independent Directors Committee meets periodically with their own independent legal counsel to review matters of Fund governance. They also review investment advisory agreements and subadvisory agreements before the Fund or Adviser enters into those agreements and at least once each year to consider whether or not those agreements should be continued. The Independent Directors Committee held four regularly-scheduled meetings in 2004. Three of the four members were present at all four meetings. Mr. Love was excused from one of the meetings. In addition to their formal committee meetings, the Independent Directors and their independent legal counsel confer informally from time to time to discuss issues related to the responsibilities of the Independent Directors.

The Independent Directors also constitute the Board's Audit Committee. The Audit Committee is responsible for recommending to the entire Board the engagement or discharge of the Fund's independent auditors. The Board has ratified the written charter adopted by the Audit Committee on November 5, 2002 and amended on November 18, 2003. The Audit Committee meets at least twice a year with the independent auditors to review the results of the auditing engagement and to discuss the independent auditors' audit plan for the next ensuing year-end audit of the Fund's financial reports. The Audit Committee met four times in 2004. All four members attended those meetings. The Audit Committee has elected Dr. Vredeveld as its Chairman. Messrs. Bushman and Campanella have been designated by the Board as "Audit Committee financial experts."

DIRECTOR OWNERSHIP IN THE FUND

None of the Directors directly own shares of the Fund. As of December 31, 2004, the Directors as a group owned variable contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund. The following table shows the dollar range of the shares beneficially owned by each Director as of December 31, 2004:


Director                  Dollar Range of Beneficial Ownership        Aggregate Dollar Amount of
                          of each Portfolio as of 12/31/2004*         all Fund Shares as of 12/31/04*
-------------------------------------------------------------------------------------------------------

Independent Directors
---------------------

Joseph Campanella                           None                                        None

James E. Bushman                            None                                        None

Ross Love                                   None                                        None

George Vredeveld                            None                                        None

Interested Director
-------------------

John Palmer                                                                             D
         Capital Appreciation Portfolio     C
         Equity Portfolio                   C
         S&P 500 Index Portfolio            C



            None
*Ranges:    A= $1 to $10,000
            B= $10,001 to $50,000
            C= $50,001 to $100,000
            D= over $100,000


OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2004, no Independent Directors nor any of their immediate family members owned, beneficially or of record, securities of the Adviser, any Sub-Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.

COMPENSATION OF DIRECTORS

Directors who are not affiliated with the Adviser, ONLI, ONLAC or a sub-adviser were compensated as follows in 2004:

Compensation                               Aggregate Compensation                           Total
Director                                      From the Fund                           From Fund Complex*
--------                                      -------------                           ------------------
James E. Bushman                                 $23,500                                    $25,050
Joseph A. Campanella                              23,000                                     24,500
Ross Love                                         18,500                                     19,750
George M. Vredeveld                               24,500                                     26,050

* The complex includes Ohio National Fund, Inc. and Dow Target Variable Fund,
  LLC

Directors and officers of the Fund who are affiliated with the Adviser, ONLI, ONLAC or NSLAC receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

                                CODES OF ETHICS


The Fund and the Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940 (and the Adviser has adopted a Code of Ethics under Rule 204A-1 under the Investment Advisers Act as amended). These codes restrict employees and officers of the Fund, the Adviser and their affiliates from knowingly purchasing or selling (for their own accounts) any securities that may be purchased or held by the Fund. Pursuant to the Sarbanes-Oxley Act of 2002, the Fund has also adopted a Code of Ethics for the Fund's President (the principal executive officer) and Treasurer (the principal financial and accounting officer) and a procedure for Fund personnel to report legal or ethical violations. In addition, the Fund Board has ratified and approved the Ohio National policy on conflicts of interest governing all officers and employees of Ohio National related entities, including all Fund personnel.


                              PROXY VOTING POLICIES

The Adviser votes proxies for securities owned by the Fund in accordance with policies and procedures established by the Board of Directors. Proxy votes are cast in favor of proposals that the Adviser believes will enhance the long-term value of the securities. Generally, this means voting for proposals that the Adviser believes will improve the management of the company, increase the rights or preferences of the voted securities, and/or increase the chance that a premium offer would be made for the company or for the voted securities. Whether the Adviser supports or opposes a proposal depends on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, the Adviser generally votes for proposals to: require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); and repeal a "poison pill" or shareholder rights plan. The Adviser generally votes against the adoption of such a plan unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

On matters of capital structure, the Adviser generally votes against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; for proposals to grant preemptive rights to the securities being voted; and against proposals to eliminate such preemptive rights.

On matters related to management compensation, the Adviser generally votes for stock incentive plans aligning the recipients' interests with the interests of shareholders without creating undue dilution, and against proposals permitting the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms.

On matters relating to corporate transactions, the Adviser generally votes proxies related to proposed mergers, capital reorganizations and similar transactions based upon its analysis of the proposed transaction. The Adviser votes proxies in contested elections of directors based upon its analysis of the opposing slates and their respective business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser votes on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general policy for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

The Adviser may not vote if it believes the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid until then), the Adviser may not vote proxies for such shares.

The Fund's Board has established a Proxy Committee in order to implement these policies and the Adviser's Proxy Voting Guidelines, also approved by the Board, and to determine how the Fund or its designated proxy voting agent should vote proxies with respect to issues not clearly addressed by those guidelines and policies. The Proxy Committee shall refer issues to the Board whenever the committee sees fit or when a majority of the committee is unable to resolve an issue.

The Board has authorized the Adviser to hire Investor Responsibility Research Center, Inc. ("IRRC") to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee directs IRRC by means of the Proxy Voting Guidelines. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Proxy Committee, and IRRC may make any determinations required to implement the Proxy Voting Guidelines. Whenever the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC is required to provide the Proxy Committee with all information it has obtained regarding the proposal. The Proxy Committee then provides specific voting directions to IRRC.

To obtain information about how the Adviser voted with respect to a security held by the Fund during the most recent 12 months ended June 30, or a copy of the Fund's Proxy Voting Guidelines, send a written request to:

R. Todd Brockman, Treasurer
Ohio National Investments, Inc.
One Financial Way
Montgomery, Ohio 45242

You may also obtain this information by calling the Fund at 800-366-6654 or by logging on to the SEC's website at www.sec.gov

OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2004, no Independent Directors nor any of his immediate family members owned, beneficially or of record, securities of the Adviser, any Sub-Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser, any sub-adviser or the distributor.

SHAREHOLDERS' MEETINGS

The Fund's by-laws do not require that shareholders meetings be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as the Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from the Fund's inception. The Adviser uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity, International, Capital Appreciation, Discovery, International Small Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, High Income Bond, Blue Chip, Bristol, Bryton Growth, U.S. Equity, Balanced, Covered Call, Target VIP and Target Equity/Income Portfolios, and the equity component of the Omni portfolio, by delegating that implementation to Legg Mason, Federated Global, Jennison, Founders, Janus, UBS Global, RSIM, Eagle, Federated Investment, Federated Equity, Suffolk, ICON or First Trust as the case may be.


The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreements with U.S. Bank and State Street Bank and Trust Company and an agency agreement with U.S. Bancorp Fund Services), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:


EQUITY PORTFOLIO                           OMNI PORTFOLIO
0.80% of first $500 million                0.60% of first $100 million
0.75% of next $500 million                 0.50% of next $150 million
0.70% over $1 billion                      0.45% of next $250 million
                                           0.40% of next $500 million
MONEY MARKET PORTFOLIO                     0.30% of next $1 billion
0.30% of first $100 million                0.25% over $2 billion
0.25% of next $150 million
0.23% of next $250 million                 INTERNATIONAL PORTFOLIO
0.20% of next $500 million                 0.85% of first $100 million
0.15% over $1 billion                      0.80% of next $100 million
                                           0.70% over $200 million
SMALL CAP GROWTH
0.95% of first $100 million                CAPITAL GROWTH PORTFOLIO
0.90% of next $50 million                  0.90% of first $100 million
0.80% of next 150 million                  0.85% of next $100 million
0.75% over $300 million                    0.80% of next $300 million
                                           0.75% over $500 million
MID CAP OPPORTUNITY PORTFOLIO
0.85% of first $100 million                BLUE CHIP PORTFOLIO
0.80% of next $100 million                 0.75% of first $100 million
0.75% of next $300 million                 0.70% of next $400 million
0.70% over $500 million                    0.65% of next $500 million

CAPITAL APPRECIATION PORTFOLIO             INTERNATIONAL SMALL COMPANY PORTFOLIO
0.80% of first $100 million                1.00% of first $100 million
0.75% on next $300 million                 0.90% of next $100 million
0.65% on next $600 million                 0.85% over $200 million
0.60% over $1 billion
                                           HIGH INCOME BOND PORTFOLIO
DISCOVERY PORTFOLIO                        0.75% of first $75 million
0.80% of first $150 million                0.70% of next $75 million
0.75% on next $150 million                 0.65% of next $75 million
0.70% of next $300 million                 0.60% over $225 million
0.65% over $600 million
                                           NASDAQ 100 INDEX PORTFOLIO
AGGRESSIVE GROWTH PORTFOLIO                0.40% of first $100 million
0.80% of first $100 million                0.35% of next $150 million
0.75% pf next $400 million                 0.33% over $250 million
0.70% over $500 million
                                           COVERED CALL PORTFOLIO
S&P 500 INDEX PORTFOLIO                    0.80% of first $200 million
0.40% of first $100 million                0.75% of next $300 million
0.35% of next $150 million                 0.70% over $500 million
0.33% over $250 million
                                           U.S. EQUITY AND BALANCED PORTFOLIOS
BRISTOL PORTFOLIO                          0.75% of first $200 million
0.80% of first $100 million                0.70% of next $300 million
0.70% of next $400 million                 0.65% over $500 million
0.65% over $500 million
                                           BRYTON GROWTH PORTFOLIO
BOND PORTFOLIO                             0.85% of first $100 million
0.60% of first $100 million                0.75% of next $400 million
0.50% of next $150 million                 0.70% over $500 million
0.45% of next $250 million
0.40% of next $500 million                 TARGET VIP AND TARGET EQUITY/INCOME PORTFOLIOS
0.30% of next $1 billion                   0.60% of first $100 million
0.25% over $2 billion                      0.55% of next $400 million
                                           0.50% over $500 million


However, the Adviser is presently waiving its fees in excess of the following percentages of average daily net assets for these portfolios:

        Money Market          0.25%
        International         0.85%
        Blue Chip             0.75%
        Nasdaq-100 Index      0.40%

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.


Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity, International, Capital Appreciation, Discovery, International Small Company, Aggressive Growth, Small Cap Growth, Mid Cap Opportunity, Capital Growth, High Income Bond, Blue Chip, Bristol, Bryton Growth, U.S. Equity, Balanced and Covered Call portfolios, the Target VIP Portfolio and the Target Equity/Income Portfolio. and the equity component of the Omni portfolio, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with Legg Mason, Eagle, Federated Equity, Federated Global, Jennison, Founders, Janus, UBS Global, RSIM, Federated Investment, Suffolk, ICON, and First Trust as the case may be, to manage the investment and reinvestment of those portfolios' assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:


(a) Federated Global fees at the annual rate of

        (i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International portfolio, and

        (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

(b) Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net asset value in excess of $1 billion of the Capital Appreciation portfolio;

(c) Founders a fee at an annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of the average daily net asset value in excess of $300 million of the Discovery portfolio;

(d) Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth portfolio;

(e) UBS Global a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Small Cap Growth portfolio;

(f) RSIM a fee at an annual rate of 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Mid Cap Opportunity portfolio;

(g) Suffolk has contractually agreed to waive all its fees for the Bristol and Bryton Growth portfolios, through at least December 31, 2004. Without those fee waivers, the Adviser would pay Suffolk fees at an annual rate of

        (i) 0.45% of the first $100 million, 0.40% of the next $400 million, and 0.35% of average daily net assets in excess of $500 million of the Bristol portfolio,

        (ii) 0.50% of the first $100 million, 0.45% of the next $400 million, an 0.40% of average daily net assets in excess of $500 million of the Bryton Growth portfolio, and

        (iii) 0.30% of the first $100 million, 0.25% of the next %150 million, 0.225% of the next $250 million, 0.20% of the next $500 million, 0.15% of the next $1 billion, and 0.125% of average daily net assets in excess of $2 billion of the Omni portfolio;

(h) Federated Investment a fee at an annual rate of 0.50% of the first $30 million, 0.40% of the next $20 million,0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio;

(i) Federated Equity a fee at an annual rate of 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of the Blue Chip portfolio;

(j) Legg Mason a fee at an annual rate of 0.45% of the first $500 million and 0.40% of average daily net assets in excess of $500 million of the Equity portfolio;

(k) Eagle a fee at an annual rate of 0.59% of the first $100 million, 0.55% of the next $100 million and 0.50% of average daily net assets in excess of $200 million of the Capital Growth portfolio; and

(l) ICON fees at an annual rate of 0.50% of the first $200 million, 0.45% of the next $300 million, and 0.40% of average daily net assets in excess of $500 million for each of the U.S. Equity and Balanced portfolios, and for the Covered Call portfolio, 0.55% of the first $200 million, 0.50% of the next $300 million and 0.45% of average daily net assets in excess of $500 million.


(m) First Trust fees at an annual rate of 0.30% of the first $100 million, 0.25% of the next $400 million and 0.20% of the average daily net assets in excess of $500 million for each of the Target VIP and Target Equity Income portfolios.



The following investment advisory fees from each of the Fund's portfolios were paid to the Adviser for each of the indicated years, ending December 31:


                                     2004           2003            2002
                                     ----           ----            ----
      Equity                      $3,473,663     $2,560,616      $2,355,569
      Money Market                   315,639        458,192         504,480
      Bond                           585,704        549,573         427,157
      Omni                           394,109        365,182         439,442
      International                  761,645        512,603         594,304
      Capital Appreciation           910,764        743,694         807,341
      Discovery                      716,538        638,869         761,638
      International Small Company    269,104        180,699         176,843
      Aggressive Growth              125,022        112,398         118,062
      Small Cap Growth               164,354        137,008         143,290
      Mid Cap Opportunity            758,101        630,459         685,001
      S&P 500 Index                  705,881        581,059         607,550
      Capital Growth                 253,249        202,239         243,414
      High Income Bond               262,294        168,376         123,851
      Blue Chip                      221,541        176,846          96,993
      Nasdaq-100 Index               131,887         83,976          59,273
      Bristol*                             0         44,649          15,155
      Bryton Growth*                       0         33,668          14,609
      U.S. Equity*                     1,788            N/A             N/A
      Balanced*                            0            N/A             N/A
      Covered Call*                        0            N/A             N/A
      Target VIP*                        N/A            N/A             N/A
      Target Equity/Income*              N/A            N/A             N/A
                                  ----------     ----------      ----------
          Total                  $10,051,283     $8,180,106      $8,173,972



*The Bristol and Bryton Growth portfolios commenced operations on May 1, 2002. The U.S. Equity, Balanced and Covered Call portfolios commenced operations on April 30, 2004. The Target VIP and target Equity/Income Portfolios commenced operations on November 1, 2005.


The following additional amounts were earned but waived by the Adviser as described above:

                   2004         2003        2002
                   ----         ----        ----
Money Market      $ 50,137    $ 50,000    $ 50,000
International       46,102      28,914      33,017
Blue Chip           44,308      23,920         N/A
Nasdaq-100 Index    61,547      41,777      31,612
Bristol             59,238      21,604         N/A
Bryton Growth       53,843      18,216         N/A
U.S. Equity          8,862
Balanced             5,016
Covered Call        13,871
                  --------    --------    --------
         Total    $342,924    $184,431    $114,629

The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed l%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such expenses. During 2002, the Adviser reimbursed the High Income Bond, Bristol and Bryton Growth portfolios $4,485, $2,268 and $3,565, respectively for such excess expenses. No such amounts were paid to any portfolio in 2003 or 2001.

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

                                                                                        Board of
                                                                                        Directors          Shareholders
                                                                                        ---------          ------------
Equity (Investment Advisory and Service)                                                01-24-1996          03-28-1996
Equity (Sub-Advisory)                                                                   05-20-1999          07-22-1999
Money Market                                                                            01-24-1996          03-28-1996
Bond                                                                                    01-24-1996          03-28-1996
Omni (Investment Advisory and Service)                                                  01-24-1996          03-28-1996
Omni (Sub-Advisory)                                                                     03-20-2002          04-30-2002
International (Investment Advisory and Service)                                         01-24-1996          03-28-1996
International (Sub-Advisory)                                                            12-09-1998          04-05-1999
Capital Appreciation (Investment Advisory and Service)                                  01-24-1996          03-28-1996
Capital Appreciation (Sub-Advisory)                                                     11-02-1999          04-03-2000
Discovery (Investment Advisory and Service)                                             01-24-1996          03-28-1996
Discovery (Sub-Advisory)                                                                11-19-1997          02-17-1998
International Small Company (Investment Advisory and Service)                           01-24-1996          03-28-1996
International Small Company (Sub-Advisory)                                              12-09-1998          04-05-1999
Aggressive Growth (Investment Advisory and Service)                                     01-24-1996          03-28-1996
Aggressive Growth (Sub-Advisory)                                                        11-07-2001          03-27-2002
Small Cap Growth (Investment Advisory and Service)                                      08-22-1996          01-02-1997
Small Cap Growth (Sub-Advisory)                                                         08-28-2002             N/A
Mid Cap Opportunity (Investment Advisory and Service)                                   08-22-1996          01-02-1997
Mid Cap Opportunity (Sub-Advisory)                                                      02-24-1999          04-05-1999
S&P 500 Index                                                                           08-22-1996          01-02-1997
Capital Growth (Investment Advisory and Service)                                        02-11-1998          04-30-1998
Capital Growth (Sub-Advisory)                                                           05-29-2003             N/A
High Income Bond                                                                        02-11-1998          04-30-1998
Blue Chip                                                                               02-11-1998          04-30-1998
Nasdaq-100 Index                                                                        03-08-2000          05-01-2000
Bristol                                                                                 03-20-2002          04-30-2002
Bryton Growth                                                                           03-20-2002          04-30-2002
U.S. Equity                                                                             03-08-2004             N/A
Balanced                                                                                03-08-2004             N/A
Covered Call                                                                            03-08-2004             N/A
Target VIP                                                                              08-22-2005             N/A
Target Equity/Income                                                                    08-22-2005             N/A


These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.


The Fund's Board of Directors reviews each of the foregoing agreements at least once each year to determine whether or not the agreements should be continued. This normally takes place at the Board's August meeting. In reviewing the agreements, the Board reviews information provided to them by the Adviser and subadvisers before the meeting. The Board considers the nature and quality of services provided by the Adviser and each subadviser, the charges for those services, investment performance, and comparisons of the charges with those of peer investment advisers managing similar mutual fund portfolios. The Board also considers other factors such as the Adviser's income, expenses and profitability, the extent to which the Adviser realizes economies of scale, other sources of revenue to the Adviser, the control of Fund operating expenses, and the manner in which portfolio securities are purchased and sold. The performance of each portfolio is compared with that of its benchmark comparison index and with the performance of similar portfolios. Before the meeting at which the agreements are considered for adoption or continuance, the directors request and receive information from the Adviser and subadvisers relative to these factors. The Board also considers the Adviser's and subadvisers' compliance with investment policies, regulatory requirements and ethical standards. The independent directors also confer with their independent legal counsel to consider their role and duties with respect to the review and approval of the agreements. Each agreement (and with respect to the Investment Advisory/Sub-Advisory Agreements, each portfolio) is considered separately on its own merits.


The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.

The Securities and Exchange Commission has issued an order permitting the Adviser, subject to the Fund Board's approval and oversight, to enter into, materially amend and terminate subadvisory agreements (other than with affiliated subadvisors). The shareholders of each portfolio approved this arrangement for subadvisory agreements entered into after April 30, 2002.

PORTFOLIO MANAGERS

BOND PORTFOLIO

PORTFOLIO MANAGER  Philip Byrde

                                     -------------------------------------------
OTHER ACCOUNTS MANAGED               Total Number of Other Accounts Managed /
                                     Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies      1 fund  / $69 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles     0
--------------------------------------------------------------------------------
Other Accounts                       1 / $7 billion
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: Philip Byrde is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio's benchmark and performance vs. the portfolio's Lipper peer group both calculated over one and three year time periods. A portion of Mr. Byrde's variable annual incentive compensation is discretionary and is based on a number of factor's including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

OWNERSHIP OF SHARES: $50,000 - $100,000

OMNI PORTFOLIO (Fixed Income Portion)

PORTFOLIO MANAGER Philip Byrde

                                      ------------------------------------------
OTHER ACCOUNTS MANAGED                Total Number of Other Accounts Managed /
                                      Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies       1 fund / $117 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles      0
--------------------------------------------------------------------------------
Other Accounts                        1
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: Philip Byrde is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio's benchmark and performance vs. the portfolio's Lipper peer group both calculated over one and three year time periods. A portion of Mr. Byrde's variable annual incentive compensation is discretionary and is based on a number of factor's including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

OWNERSHIP OF SHARES: $50,000 - $100,000

MONEY MARKET PORTFOLIO

PORTFOLIO MANAGER   William Hilbert

                                              ---------------------------------------------------
OTHER ACCOUNTS MANAGED                        Total Number of Other Accounts Managed /
                                              Total Assets*
--------------------------------------------- ---------------------------------------------------
Registered Investment Companies               2 funds / $211 million
--------------------------------------------- ---------------------------------------------------
Other Pooled Investment Vehicles              0
--------------------------------------------- ---------------------------------------------------
Other Accounts                                0
--------------------------------------------- ---------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio --trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: William Hilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on performance vs. the portfolio's Lipper peer group calculated over one and three year time periods. A portion of Mr. Hilbert's variable annual incentive compensation is discretionary and is based on a number of factor's including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

OWNERSHIP OF SHARES: $10,000 - $50,000

S&P 500 INDEX PORTFOLIO

PORTFOLIO MANAGER  William Hilbert

                                    --------------------------------------------
OTHER ACCOUNTS MANAGED              Total Number of Other Accounts Managed /
                                    Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies     2 funds / $167 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles    0
--------------------------------------------------------------------------------
Other Accounts                      0
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: William Hilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria including the portfolio's correlation and proximity to its benchmark both calculated over one and three year time periods. A portion of Mr. Hilbert's variable annual incentive compensation is discretionary and is based on a number of factor's including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

OWNERSHIP OF SHARES: $10,000 - $50,000

NASDAQ 100 INDEX PORTFOLIO

PORTFOLIO MANAGER   William Hilbert

                                       -----------------------------------------
OTHER ACCOUNTS MANAGED                 Total Number of Other Accounts Managed /
                                       Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies        2 funds / $336 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles       0
--------------------------------------------------------------------------------
Other Accounts                         0
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: William Hilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria including the portfolio's correlation and proximity to its benchmark both calculated over one and three year time periods. A portion of Mr. Hilbert's variable annual incentive compensation is discretionary and is based on a number of factors including corporate profitability, training and support of co-workers and overall contribution to corporate performance.

OWNERSHIP OF SHARES: $10,000 - $50,000

BRISTOL PORTFOLIO

PORTFOLIO MANAGER  Donald Gilbert

                                      ------------------------------------------
OTHER ACCOUNTS MANAGED                Total Number of Other Accounts Managed /
                                      Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies        1 fund / $69 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles      1 / $25 million
--------------------------------------------------------------------------------
Other Accounts                        16 / $2.0 billion
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or

"soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio's benchmark over one and three year periods. A portion of Mr. Gilbert's variable annual incentive compensation is based on a number of other factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

OWNERSHIP OF SHARES: $100,000 +

OMNI PORTFOLIO (EQUITY PORTION)

PORTFOLIO MANAGER  Donald Gilbert

                                      ------------------------------------------
OTHER ACCOUNTS MANAGED                Total Number of Other Accounts Managed /
                                      Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies       1 fund / $14 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles      1 / $25 million
--------------------------------------------------------------------------------
Other Accounts                        16 / $2.0 million
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: Donald Gilbert is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria including performance vs. the portfolio's benchmark over one and three year periods. A portion of Mr. Gilbert's variable annual incentive compensation is based on a number of factors including corporate profitability, training, marketing support and overall contribution to corporate performance.

Ownership of Shares: $100,000 +

BRYTON GROWTH PORTFOLIO

PORTFOLIO MANAGER   Philip Zheng

                                      ------------------------------------------
OTHER ACCOUNTS MANAGED                Total Number of Other Accounts Managed /
                                      Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies       0 funds /
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles      0
--------------------------------------------------------------------------------
Other Accounts

--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: Philip Zheng is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is discretionary and is determined based on multiple criteria including performance vs. the portfolio's benchmark, corporate profitability, training, marketing support and overall contribution to corporate performance.

OWNERSHIP OF SHARES: $50,000 - $100,000

COVERED CALL PORTFOLIO

PORTFOLIO MANAGER:  Robert Straus

Mr. Straus is a member of ICON Advisers' Investment team and serves as ICON's Chief Investment Officer. ICON's Investment team includes other portfolio managers who each focus on specific sectors and industries, and research analysts. Mr. Straus focuses his analysis on the consumer discretionary, information technology and telecommunication and utilities sectors in both domestic and foreign markets, and on options.



                                   ---------------------------------------------
OTHER ACCOUNTS MANAGED:            Total Number of Other Accounts Managed /
                                   Total Assets
--------------------------------------------------------------------------------
Registered Investment Companies    Portfolio manager or co-portfolio manager on
                                   8 funds / $766 million

--------------------------------------------------------------------------------
Other Pooled Investment Vehicles   0
--------------------------------------------------------------------------------
Other                              Accounts Member of Investment team
                                   that develops model used to manage
                                   9,359 mutual fund allocation
                                   portfolios and 30 separately
                                   managed accounts / $971 million
                                   (asset allocation) and $183
                                   million (separately managed
                                   accounts)
--------------------------------------------------------------------------------

CONFLICTS OF INTEREST: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager regularly purchases or sells the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. ICON may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

ICON has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager's 401(k) program.

OWNERSHIP OF SHARES: The Portfolio Manager does not own any shares of the Ohio National Fund.

BALANCED AND U.S. EQUITY PORTFOLIOS

PORTFOLIO MANAGERS: Team managed by Robert Straus, Derek Rollingson and J.C. Waller, III. Mr. Straus's biography is listed above. Mr. Rollingson and Mr. Waller are also members of ICON's Investment team. Mr. Rollingson focuses his analysis on the financial, leisure and consumer staples, and materials sectors in both domestic and foreign markets, and on the bond market. Mr. Waller focuses his analysis on the energy, healthcare and industrials sectors in both domestic and foreign markets.

OTHER ACCOUNTS MANAGED BY MR. ROLLINGSON:

                                  ----------------------------------------------
                                  Total Number of Other Accounts Managed /
                                  Total Assets
--------------------------------------------------------------------------------
Registered Investment Companies   Portfolio manager or co-portfolio manager on 8
                                  funds / $761 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles  0
--------------------------------------------------------------------------------
Other                             Accounts Member of Investment team
                                  that develops model used to manage
                                  9,359 mutual fund allocation
                                  portfolios and 30 separately
                                  managed accounts / $971 million
                                  (asset allocation) and $183
                                  million (separately managed
                                  accounts).
--------------------------------------------------------------------------------

OTHER ACCOUNTS MANAGED BY MR. WALLER:

                                  ----------------------------------------------
                                  Total Number of Other Accounts Managed /
                                  Total Assets
--------------------------------------------------------------------------------
Registered Investment Companies   Portfolio manager or co-portfolio manager on 9
                                  funds / $1.54 billion

--------------------------------------------------------------------------------
Other Pooled Investment Vehicles  0
--------------------------------------------------------------------------------
Other                             Accounts Member of Investment team
                                  that develops model used to manage
                                  9,359 mutual fund allocation
                                  portfolios and 30 separately
                                  managed accounts / $971 million
                                  (asset allocation) and $183
                                  million (separately managed
                                  accounts).
--------------------------------------------------------------------------------

CONFLICTS OF INTEREST: The fact that the Portfolio Managers have day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Managers regularly decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, ICON will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. ICON may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

ICON has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: Each Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

The Portfolio Manager also receives employee benefits, including, but not limited to, health care and other insurance benefits, and participation in the investment manager's 401(k) program.

OWNERSHIP OF SHARES:  NONE

EQUITY PORTFOLIO

PORTFOLIO MANAGER Mary Chris Gay(1)

OTHER ACCOUNTS MANAGED:


                                  ----------------------------------------------
                                  Total Number of Other Accounts Managed/
                                  Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies   4 funds  /  $1.36 billion
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles  14 pooled investment vehicles/ $6.70 billion
--------------------------------------------------------------------------------
Other Accounts                    0
--------------------------------------------------------------------------------

* One of the pooled investment vehicles has a performance based advisory fee.

CONFLICTS OF INTEREST: The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a "bunched" order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

In the opinion of the investment manager for the Fund, the Portfolio Manager's simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

COMPENSATION: The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

OWNERSHIP OF SHARES: The Portfolio Manager does not own any shares of the Ohio National Fund.





INTERNATIONAL SMALL COMPANY FUND

PORTFOLIO MANAGER   David Dao


--------
(1) Bill Miller, Chief Investment Officer of Legg Mason Funds Management, Inc. ("LMFM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

                                     -------------------------------------------
OTHER ACCOUNTS MANAGED               Total Number of Other Accounts Managed /
                                     Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies      1 fund  /  $44.03 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles     0
--------------------------------------------------------------------------------
Other Accounts                       0
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: David Dao is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication/Research Performance, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. a designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history are excluded. As noted above, Mr. Dao also manages another fund. Investment Product Performance is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score can be reduced based on management's assessment of the Fund's comparative risk profile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers. The Research performance component of this category focuses on the quality of security recommendations, timeliness and other qualitative factors, which are assessed by the Chief Investment Officer and other managers in the portfolio manager's group, as well as Mr. Dao's relative quantitative success in his selection of investments in the Asia Pacific region.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

OWNERSHIP OF SHARES: None

BLUE CHIP PORTFOLIO

PORTFOLIO MANAGER: William Dierker

                                  ----------------------------------------------
OTHER ACCOUNTS MANAGED            Total Number of Other Accounts Managed /
                                  Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies   3 funds  /  $3,289.48 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles  0
--------------------------------------------------------------------------------
Other Accounts                    0
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: William Dierker is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's benchmark (i.e. Standard & Poor's 500/Barra Value Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history are excluded. As noted above, Mr. Dierker is also the portfolio manager for other accounts in addition to the Fund. The Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score can be reduced based on management's assessment of the Fund's comparative risk profile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. The financial success score is lowered if Federated's overall financial targets are not achieved.

As part of Mr. Dierker's employment offer in 2004, he was guaranteed a minimum incentive payment for 2004 and 2005.

COMPENSATION: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

OWNERSHIP OF SHARES:  none.

Kevin McCloskey is the back up portfolio manager on the Fund and is not directly compensated for his service in that capacity.

HIGH INCOME BOND PORTFOLIO

PORTFOLIO MANAGER: Mark Durbiano

                                    --------------------------------------------
OTHER ACCOUNTS MANAGED              Total Number of Other Accounts Managed /
                                    Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies     8 funds  /  $4,384.23 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles    3 portfolios  /  $462.95 million
--------------------------------------------------------------------------------
Other Accounts                      4 accounts  /  $166.17 million
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICT OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: Mark Durbiano is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance ("IPP") is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield Bond Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history are excluded. As noted above, Mr. Durbiano is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The performance of certain of these accounts is excluded when calculating IPP. The Balanced Scorecard IPP score is calculated with an equal weighting of each included account managed by the portfolio manager. Mr. Durbiano is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for Taxable Fixed Income funds. A portion of the IPP score is determined by Federated senior management's assessment of the team's contribution.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

OWNERSHIP OF SHARES: None

HIGH INCOME BOND PORTFOLIO

PORTFOLIO MANAGER: Nathan Kehm

                                   ---------------------------------------------
OTHER ACCOUNTS MANAGED             Total Number of Other Accounts Managed /
                                   Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies    7 funds  /  $4.259.02 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles   1 fund  /  $59.82 million
--------------------------------------------------------------------------------
Other Accounts                     2 accounts  /  $126.80 million
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: Nathan Kehm is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Client Satisfaction and Service, Financial Success, Leadership/Teamwork/Communication, and Research Performance. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's benchmark (i.e. Lehman Brothers U.S. Corporate High Yield Bond Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history are excluded. As noted above, Mr. Kehm is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management. Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in the portfolio manager's group.

OWNERSHIP OF SHARES: None.

INTERNATIONAL EQUITY PORTFOLIO


PORTFOLIO MANAGER: Richard Winkowski:


                                      ------------------------------------------
OTHER ACCOUNTS MANAGED                Total Number of Other Accounts Managed /
                                      Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies       2  /  $382.34 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles      1 portfolio / $50.83 million
--------------------------------------------------------------------------------
Other Accounts                        0
--------------------------------------------------------------------------------

*None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.


COMPENSATION: Richard Winkowski is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are five weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication,Client Satisfaction and Support, Equity Department Research Performance, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this manager role to determine the annual incentive payment.



Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's benchmark (i.e. Morgan Stanley Capital International Europe, Australia, and Far East Growth Index), and on a rolling 3 and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history are excluded. As noted above, Mr. Winkowski is also the portfolio manager for other accounts in addition to the Fund. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score may be reduced based on management's assessment of the Fund's comparative risk profile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.




Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.




OWNERSHIP OF SHARES: None

Regina Chi is the back-up portfolio manager on the Fund and is not directly compensated for her service in that capacity.


INTERNATIONAL SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGER: Leonardo Vila

                                              ---------------------------------------------------
OTHER ACCOUNTS MANAGED:                       Total Number of Other Accounts Managed /
                                              Total Assets*
--------------------------------------------- ---------------------------------------------------
Registered Investment Companies               1 fund/ $437.07 million
--------------------------------------------- ---------------------------------------------------
Other Pooled Investment Vehicles              0
--------------------------------------------- ---------------------------------------------------
Other Accounts                                0
--------------------------------------------- ---------------------------------------------------

* None of the Accounts has an advisory fee that is based on the performance of the account.

CONFLICTS OF INTEREST: As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Sub-Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION: Leonardo Vila is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Leadership/Teamwork/Communication, Client Satisfaction and Service, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax gross return basis vs. the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years; funds with less than one year of performance history are excluded. As noted above, Mr. Vila is also the portfolio manager for another fund. The Balanced Scorecard Investment Product Performance score is calculated with an equal weighting of each account managed by the portfolio manager. The Investment Product Performance score can be reduced based on management's assessment of the Fund's comparative risk profile.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Client Satisfaction and Service is assessed by Federated's senior management based on the quality, amount and effectiveness of client support, with input from sales management.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: growth of the portfolio manager's funds (assets under management and revenues), net fund flows relative to industry trends for the product category, supporting the appropriate number of funds to improve efficiency and enhance strong fund performance, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

OWNERSHIP OF SHARES: None

CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO MANAGERS: Jennison typically follows a team approach in the management of its portfolios, while preserving individual accountability with respect to a particular portfolio. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review portfolio holdings and discuss purchase and sales activity of all accounts in the particular product strategy. The opportunistic equity portfolios are co-managed by Mark G. DeFranco and Brian M. Gillott, who are both Senior Vice Presidents of Jennison. Mr. DeFranco and Mr. Gillott have final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mark G. DeFranco, Senior Vice President
As a member of Jennison's Opportunistic Equity team, Mark DeFranco co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. DeFranco researches many areas including financial services, specialty chemicals, natural resources, and generalist opportunities. He joined Jennison in December 1998 and has over 17 years of experience in the investment industry. Before joining Jennison, Mr. DeFranco was a precious metal equity analyst and portfolio manager at Pomboy Capital from 1995 until 1998. Prior to Pomboy Capital, he spent six years as a research analyst at Comstock Partners, responsible for following value equity securities as well as fixed income investments. He was also a member of the equity research sales division of Salomon Brothers from 1987 to 1989. Mr. DeFranco graduated with a M.B.A. in Finance from Columbia University Graduate School of Business in 1987 and received a B.A. in Economics from Bates College in 1983.

Brian M. Gillott, Senior Vice President
Brian Gillott is a six-year veteran of Jennison's Opportunistic Equity team and co-manages approximately $3 billion in assets. As part of his portfolio management responsibilities, Mr. Gillott researches many areas including industrials, media, aerospace, basic materials and various generalist opportunities. He joined Jennison in September 1998 from Soros Fund Management, where he was an equity analyst following a variety of industries for the company's global hedge fund, seeking both long and short ideas. Prior to Soros Fund, Mr. Gillott was an analyst at Goldman Sachs & Co. in the Private Client Asset Management group. He received a B.S. with honors from Penn State University in 1995, during which time he worked at Trinity Investment Management for four years as a financial analyst.

The co-portfolio managers for the Fund are supported by members of Jennison's Opportunistic Equity team, which is comprised of other research analysts and other investment professionals of Jennison. Team members provide research support and make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

OTHER ACCOUNTS MANAGED:

Mark G. DeFranco

                                      ------------------------------------------
                                        Total Number of Other Accounts Managed /
                                        Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies         4 funds/ $1,898,760,765
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles        3 pooled investment vehicles/
                                        $433,398,650.46
--------------------------------------------------------------------------------
Other Accounts                          10 Accounts/$522,630,993.03
--------------------------------------------------------------------------------


Brian M. Gillott

                                        ----------------------------------------
                                        Total Number of Other Accounts Managed /
                                        Total Assets*
--------------------------------------------------------------------------------
Registered Investment Companies         4 funds/ $1,898,760,765
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles        3 pooled investment vehicles/
                                        $433,398,650.46
--------------------------------------------------------------------------------
Other Accounts                          10 Accounts/$522,630,993.03
--------------------------------------------------------------------------------

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using a model portfolio.

Other Accounts excludes a model portfolio and its assets because Jennison does not have discretion to trade securities in the model portfolio.

CONFLICTS OF INTEREST: In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings, industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assesses whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager.

COMPENSATION: Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors that may be reviewed include the following:

[ ] One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.
[ ] The investment professional's contribution to client portfolios' pre-tax one and three year performance from the investment professional's recommended stocks relative to the strategy's passive benchmarks and to the investment professional's respective coverage universes;
[ ]      Historical and long-term business potential of the product strategies;
[ ]      Qualitative factors such as teamwork and responsiveness;
[ ] Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

OWNERSHIP OF SHARES:
Mark G. DeFranco:     None
Brian M. Gillott:     None

DISCOVERY PORTFOLIO

PORTFOLIO MANAGERS: James (J.D.) Padgett and Bradley C. Orr

OTHER ACCOUNTS MANAGED:

James (J.D.) Padgett

                                        ----------------------------------------
                                        Total Number of Other Accounts Managed /
                                        Total Assets
--------------------------------------------------------------------------------
Registered Investment Companies         3 funds*/ $995,463,722
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles        0
--------------------------------------------------------------------------------
Other Accounts                          1 Account/$2,331,374
--------------------------------------------------------------------------------

* The advisory fee for one of these accounts, which has total assets of $226,127,654, is based on the performance of the account.

Bradley C. Orr
                                    --------------------------------------------
                                    Total Number of Other Accounts Managed /
                                    Total Assets
--------------------------------------------------------------------------------
Registered Investment Companies     3 funds*/ $995,463,722
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles    0
--------------------------------------------------------------------------------
Other Accounts                      1 Account/$2,331,374
--------------------------------------------------------------------------------

* The advisory fee for one of these accounts, which has total assets of $226,127,654, is based on the performance of the account.


CONFLICTS OF INTEREST: Conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

     - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of any one account. Founders seeks to manage such competing interests by having portfolio managers focus on a portfolio investment discipline. Most accounts managed by a portfolio manager are managed using the same investment strategies.

     - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, any one account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Founders has adopted procedures designed to ensure that, over time, allocations of trades and initial public offering ("IPO") securities among eligible accounts is fair and equitable.

     - The appearance of a conflict of interest may arise where Founders has an incentive, such as a performance-based management fee, which relates to the management of one account but not all accounts with respect to which a portfolio manager has day-to-day management responsibilities.


Founders has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION: The portfolio managers are compensated by Founders or its affiliates, and not by the fund. The portfolio managers' cash compensation is comprised primarily of a market-based salary and an incentive compensation plan. The incentive compensation plan is comprised of three components: portfolio performance (weighted 70%), individual qualitative performance (weighted 20%) and Founders' financial performance as measured by Founders' recurring operating income (weighted 10%). Up to 10% of the incentive plan compensation may be paid in Mellon Financial Corporation ("Mellon") restricted stock.

Portfolio performance is measured by the 1-year (weighted 50%), two-year (weighted 25%) and 3-year (weighted 25%) pre-tax annualized total return of all of the portfolio manager's accounts relative to the annualized total return of the appropriate Lipper peer group, measured quarterly. The performance of the Class F shares of the Dreyfus Founders Funds is used as a proxy for the performance of any other accounts managed in substantially the same manner by the portfolio managers (these groups of accounts are referred to as "product lines"). The proxy for the fund is the Dreyfus Founders Discovery Fund. For product lines that do not include a Dreyfus Founders Fund, performance is measured using the largest share class of the largest mutual fund in the group. The portfolio managers' incentive compensation is determined by weighting the performance of the various product lines managed, generally based on their relative assets. The portfolio managers will receive more incentive compensation the higher within the relevant Lipper peer group their product lines are ranked, and will receive less or no incentive compensation (for the performance component of the formula) if their product lines rank lower within their peer group.

Individual qualitative performance is based on an evaluation of the portfolio managers' performance by Founders' President and/or Director of Investments. Performance is measured against expectations established from some or all of the following categories: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; support to colleagues, fund growth/gain in market share, portfolio turnover and cash management. The President and/or Director of Investments may consider additional factors at their discretion.

The portfolio managers have been guaranteed minimum incentive compensation awards for certain calendar years. The portfolio managers are also eligible to participate in Mellon's Long Term Incentive Plan. Under that plan, Mellon restricted stock is awarded at the discretion of Founders' President based on individual performance and contributions to the Investment Department and the Mellon organization. The portfolio managers also may elect to defer a portion of their base salaries and/or incentive compensation pursuant to Mellon's deferred compensation plan.

OWNERSHIP OF SHARES:

James (J.D.) Padgett - None
Bradley C. Orr - None

AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO MANAGER: Claire Young

OTHER ACCOUNTS:

                                       -----------------------------------------
                                       Total Number of Other Accounts Managed /
                                       Total Assets
--------------------------------------------------------------------------------
Registered Investment Companies        3 funds/ 3,075,595,211
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles       0
--------------------------------------------------------------------------------
Other Accounts                         5 Accounts/$7,998,552
--------------------------------------------------------------------------------

CONFLICTS OF INTEREST: As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Fund. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

COMPENSATION: The following describes the structure and method of calculating the portfolio manager's compensation as of January 1, 2005.

The portfolio manager is compensated by Janus Capital for managing the Fund and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager's individual performance compensation is determined by applying a multiplier tied to the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager's fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager's compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds' performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team's aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

The Fund's Lipper peer group for compensation purposes is the Multi-Cap Growth Funds.

OWNERSHIP OF SHARES - None

MID CAP OPPORTUNITY PORTFOLIO

PORTFOLIO MANAGER: John Wallace

OTHER ACCOUNTS:


                                    --------------------------------------------
John Wallace                        Total Number of Other Accounts Managed /
                                    Total Assets
--------------------------------------------------------------------------------
Registered Investment Companies     4 funds/ $1,485,196,323
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles    2 Accounts/ $15,082,813
--------------------------------------------------------------------------------
Other Accounts                      6 Accounts/ $277,606,101
--------------------------------------------------------------------------------

CONFLICTS OF INTEREST: Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager's management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investment's policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments' policy that when the amount of securities of a particular issuer available to RS Investments' client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments' policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investment's reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

COMPENSATION: RS Investments is an employee-owned investment firm. The firm has two separate investment advisory operating divisions, each with separate compensation and profit sharing structures. Each of the firm's portfolio managers is part of either the Growth Group or the Value Group. John L. Wallace is a member of the Growth Group (the "Group"). In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with G. Randall Hecht and Terry R. Otton, Co-Chief Executive Officers of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace, and William J. Wolfenden III), determined all salaries and bonuses for the Group for the fiscal year ended December 31, 2004. Salaries were based on industry standards, as described above.

Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Assets under management did not directly affect any individual's salary or bonus, although the amount of the Group's assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money available for the Group's aggregate salaries and bonuses.

In addition, the Group's portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group's leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-term investment performance (compared to appropriate benchmarks), and overall contribution to the Group's investment process.

Some of the Group's portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.


CAPITAL GROWTH PORTFOLIO


PORTFOLIO MANAGER: Bert Boksen

                                     -------------------------------------------
                                     Total Number of Other Accounts Managed /
                                     Total Assets
--------------------------------------------------------------------------------
Registered Investment Companies      6 funds/ $697,652,474
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles     1 pooled investment vehicle/ $31,930,436
--------------------------------------------------------------------------------
Other Accounts                       1050 Accounts/$880,754,330
--------------------------------------------------------------------------------

CONFLICTS OF INTEREST: Eagle currently holds a 50% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 50% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership.

On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it's subsidiaries may have investment interest in such investment partnership.

COMPENSATION: We have created a compensation plan that provides our investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle. Our investment professionals are compensated as follows:

          All portfolio managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys;

          Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

          Additional deferred compensation plans are provided to key investment professionals;

          Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results;

          All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment;

          All employees receive benefits from our parent company including a 401(k) plan, profit sharing, Employee Stock Option Plan and Employee Stock Purchase Plan.

OWNERSHIP OF SHARES:  None


SMALL CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS: Paul Graham and David N. Wabnik

OTHER ACCOUNTS:

                                      ------------------------------------------
Paul Graham and David N. Wabnik       Total Number of Other Accounts Managed /
                                      Total Assets
--------------------------------------------------------------------------------
Registered Investment Companies       7 funds/ $790 million
--------------------------------------------------------------------------------
Other Pooled Investment Vehicles      2 pooled investment vehicle/ $493 million
--------------------------------------------------------------------------------
Other Accounts                        6 Accounts/$335 million
--------------------------------------------------------------------------------

The portfolio managers manage 14 Small Cap Growth accounts and 1 SMID Cap Growth account. Of the 14 Small Cap Growth accounts, 13 are managed to the same model. The portfolio management team manages the model. The account that does not follow the model excludes one asset class. There are no perceived conflicts between accounts and dispersion between accounts is small due to the use of the model. The model may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

CONFLICTS OF INTEREST:

COMPENSATION: The portfolio managers receive a base salary and incentive compensation based on their personal performance.

Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

     [ ] Competitive salary, benchmarked to maintain competitive compensation opportunities.

     [ ] Annual bonus, tied to individual contributions and investment performance.

     [ ] UBS equity awards, promoting company-wide success and employee retention.

     [ ] Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

UBS AG equity. Many of our senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid- to longer-term, the program offers significant compensation opportunities for our senior staff.

OWNERSHIP OF SHARES - None.


PORTFOLIO MANAGERS

INVESTMENT COMMITTEE


         The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Target VIP and Target Equity/Income portfolios. There are currently five members of the Investment Committee, as follows:



                            POSITION         LENGTH OF SERVICE      PRINCIPAL OCCUPATION
NAME                    WITH FIRST TRUST     WITH FIRST TRUST      DURING PAST FIVE YEARS


Daniel Lindquist        Senior Vice President      1 year          Senior Vice President of
                                                                   First Trust and First
                                                                   Trust Portfolios L.P.,
                                                                   Chief Operating Officer
                                                                   of Mina Capital Management
                                                                   from 2000 to 2003.

Robert F. Carey         Chief Investment           13 years        Chief Investment
                        Officer and Senior                         Officer and Senior
                        Vice President                             Vice President of First
                                                                   Trust; Senior Vice
                                                                   President of First Trust
                                                                   Portfolios L.P.

Jon C. Erickson         Senior Vice President      11 years        Senior Vice President
                                                                   of First Trust and First
                                                                   Trust Portfolios L.P.
                                                                   (August 2002 to present);
                                                                   Vice President of First
                                                                   Trust and First Trust
                                                                   Portfolios L.P. (March
                                                                   1994 to August 2002)

David G. McGarel       Senior Vice President       7 1/2 years     Senior Vice President
                                                                   of First Trust and First
                                                                   Trust Portfolios L.P.
                                                                   (August 2002 to present);
                                                                   Vice President of First
                                                                   Trust and First Trust
                                                                   Portfolios L.P. (August
                                                                   1997 to August 2002)

Roger F. Testin         Senior Vice President      3 1/2 years     Senior Vice President
                                                                   of First Trust and First
                                                                   Trust Portfolios L.P.
                                                                   (August 2001 to present);
                                                                   Analyst, Dolan Capital
                                                                   Management (1998-2001)



Daniel Lindquist: As Senior Vice President of First Trust, Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings.


David McGarel: As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Jon Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Roger Testin: As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the funds' portfolios.

Robert Carey: As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

COMPENSATION


         The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as Fund performance or the value of assets included in the Fund's portfolios. In addition, Mr. Carey, Mr. Erickson and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership related distributions.


         The Investment Committee manages the investment vehicles with the number of accounts and assets, as of December 31, 2004, set forth in the table below:


                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE
                            (AS OF MARCH 31, 2005)



  TYPE OF INVESTMENT VEHICLE            NUMBER OF ACCOUNTS    TOTAL ASSETS IN ACCOUNTS
Registered Investment Company                   22                $1,270,039,444

Other Pooled Investment Vehicles                 1                   $49,200,874

Other Accounts                                 840                  $194,103,787



         None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Fund's investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of the Fund and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the Investment Committee. None of the members of the Investment Committee own interests in the Fund.

                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for the Money Market, Bond, S&P 500 Index and Nasdaq 100 Index portfolios, and the fixed-income component of the Omni portfolio, and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, confidentiality and trade anonymity, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. Additionally, it is possible that the Adviser or a sub-adviser may direct brokerage to a broker that also sells Ohio National's products, either itself or through affiliates. Portfolio managers are strictly prohibited from considering variable product sales as a factor for directing brokerage.


For each of the indicated years, ending on December 31, the following brokerage commission amounts were paid by each portfolio:

                                   2004          2003         2002
                                   ----          ----         ----
Equity                         $  196,803      $106,205   $  459,807
Money Market                         None          None         None
Bond                                 None          None         None
Omni                              280,286       211,978      337,900
International                     313,299       305,464      263,000
Capital Appreciation              390,660       460,029      482,223
Discovery                         373,302       384,148      463,878
International Small Company       102,413        67,485       97,000
Aggressive Growth                  31,359        29,922       32,834
Small Cap Growth                   20,528        20,858      128,552
Mid Cap Opportunity               650,529       806,447    1,154,100
S&P 500 Index                      10,345        20,899       52,033
Capital Growth                     76,104       166,625      189,415
High Income Bond                       14           160         None

Blue Chip               40,411         27,739          8,999
Nasdaq-100 Index         4,919         13,777         20,021
Bristol                 41,818         28,732         14,046
Bryton Growth           34,727         16,331         16,331
U.S. Equity              4,358            N/A            N/A
Balanced                 1,323            N/A            N/A
Covered Call             2,609            N/A            N/A
(PM info)
                    ----------     ----------     ----------
Total               $2,575,834     $2,666,799     $3,720,139


In 2004, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.


Substantial year-to-year fluctuations in the above commission amounts for the Equity, Omni, International, Discovery, International Small Company, S&P 500 Index and Capital Growth portfolios are generally the result of market conditions which prompted those portfolio's managers to engage in either more or fewer portfolio transactions, resulting in higher or lower brokerage commission expenses, respectively. Higher commission amounts were also experienced by the Small Cap Growth portfolio in 2002 because of a change in that portfolio's subadviser which resulted in the replacement of all that portfolio's securities at that time. Similarly, the Blue Chip portfolio incurred higher commission expenses in 2003 as a result of the merger of the former Equity Income portfolio into the Blue Chip portfolio, resulting in the replacement of most of the securities that had previously been held by the former Equity Income portfolio

                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market portfolio is normally $10 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net asset value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4:00 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4:00 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: FT Interactive Data, Reuters, Bloomberg, Standard and Poor's Securities Evaluations, Inc. and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market and Omni portfolios, with remaining maturities of 60 days or less, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni portfolio at amortized cost. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $10 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni and Money Market portfolios are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni portfolio and of those portfolios other than the Money Market portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni portfolio, to maintain a dollar-weighted average maturity of not more than 120 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni and Money Market portfolios are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $10 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio's $10 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $10. ONLI, ONLAC and NSLAC, the sole shareholders of the Money Market portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market portfolio will be bound by such agreement.


                                   TAX STATUS


At December 31, 2004, the Fund and each then existing portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate corporation for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under Section 817(h) of the Code.


The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
                      ERV= the ending redeemable value of a hypothetical $1,000
                           beginning-of-period payment at the end of the period (or fractional portion thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year or since inception (if there is no 10 year history) periods ending on December 31, 2004, are as stated below:


                                                  One            Five             Ten          From        Inception
                                                  Year           Years           Years        Inception       Date
                                                  ----           ------          -----        ---------     -------
Equity*                                           12.44%          2.42%          9.78%            N/A       1/14/1971
Money Market                                       1.01%          2.63%          3.96%            N/A       3/20/1980
Bond                                               5.89%          7.84%          7.60%            N/A       11/2/1982
Omni*                                              7.11%         -5.03%          4.19%            N/A       9/10/1984
International*                                    12.97%         -8.22%          4.03%            N/A        5/1/1993
International Small Company*                      20.87%         -4.85%           N/A            8.89%      3/31/1995
Capital Appreciation*                             12.50%         11.25%         12.13%                      4/30/1994
Discovery                                         10.93%         -5.73%         11.18%                      4/30/1994
Aggressive Growth*                                 8.96%        -12.54%           N/A           -1.77%      3/31/1995
Small Cap Growth*                                 11.44%        -10.40%           N/A            2.81%       1/3/1997
Mid Cap Opportunity                               13.56%         -0.27%           N/A           11.23%       1/3/1997
Capital Growth*                                   19.71%         -9.30%           N/A           10.48%       5/1/1998
S&P 500 Index                                     10.30%         -3.10%           N/A            7.91%       1/3/1997
High Income Bond                                  10.67%          6.47%           N/A            5.10%       5/1/1998
Blue Chip                                          9.61%          1.59%           N/A            2.43%       5/1/1998
Nasdaq-100 Index                                  10.00%           N/A            N/A          -17.05%       5/1/2000
Bristol                                            8.62%           N/A            N/A            4.92%       5/1/2002
Bryton Growth                                      7.50%           N/A            N/A            0.11%       5/1/2002
U.S. Equity                                       N/A              N/A            N/A           17.10%       5/1/2004
Balanced                                          N/A              N/A            N/A           13.30%       5/1/2004
Covered Call                                      N/A              N/A            N/A            7.50%       5/1/2004
Target VIP                                        N/A              N/A            N/A             N/A       11/1/2005
Target Equity/Income                              N/A              N/A            N/A             N/A       11/1/2005


In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ending on December 31, 2004 (assuming a hypothetical initial investment of $10,000) were as follows:


                                  Five Years      Ten Years   From Inception
Equity*                              $11,273       $25,414       N/A
Money Market                         $10,263       N/A           N/A
Bond                                 $14,587       $20,802       N/A
Omni*                                $ 7,727       $15,073       N/A
International*                       $ 6,514       $14,844       N/A
International Small Company*         $ 7,798       N/A           $22,943
Capital Appreciation*                $17,701       $31,412       N/A
Discovery                            $ 7,446       $28,869       N/A
Aggressive Growth*                   $ 5,116       N/A           $ 8,399
Small Cap Growth*                    $ 5,774       N/A           $12,480
Mid Cap Opportunity                  $ 9,865       N/A           $23,411
Capital Growth*                      $ 6,140       N/A           $19,207
S&P 500 Index                        $ 8,543       N/A           $18,381
High Income Bond                     $13,685       N/A           $13,901
Blue Chip                            $10,821       N/A           $11,752
Nasdaq-100 Index                     N/A           N/A           $ 4,180
Bristol                              N/A           N/A           $11,366
Bryton Growth                        N/A           N/A           $10,030
U.S. Equity                          N/A           N/A           $11,710
Balanced                             N/A           N/A           $11,330
Covered Call                         N/A           N/A           $10,750
Target VIP**                         N/A           N/A               N/A
Target Equity/Income**               N/A           N/A               N/A


*Prior to January 1, 1999, the sub-adviser of the International and International Small Company portfolios was Societe Generale Asset Management Corp. and the investment policies of the International Small Company portfolio were substantially different. Prior to August 2, 1999, the Equity portfolio was managed by the Adviser. Prior to January 3, 2000, the Capital Appreciation portfolio was managed by T. Rowe Price Associates, Inc. and the Aggressive Growth portfolio was managed by Strong Capital Management, Inc. Prior to May 1, 2002, the equity component of the Omni portfolio was managed by the Adviser. Prior to October 31, 2002, the Small Cap Growth portfolio was managed by Pilgrim Baxter & Associates, Ltd. Prior to September 1, 2003, the Capital Growth portfolio was managed by RSIM.


** The Target VIP and target Equity/Income Portfolios commenced operations on
   November 1, 2005.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


For the fiscal year ended December 31, 2004, KPMG LLP, independent registered public accounting firm with offices at 191 W. Nationwide Boulevard, Suite 500, Columbus, Ohio, served as the independent registered public accounting firm for the Fund. KPMG, LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors.


                              FINANCIAL STATEMENTS

The Fund's Annual Report to shareholders for the fiscal year ended December 31, 2004 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund's independent registered public accounting firm, KPMG, LLP, whose report thereon also appears in the Annual Report and is incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of KPMG, LLP, as experts in accounting and auditing.


                                THE S&P 500 INDEX(R)

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.


"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The Target VIP portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the portfolios. S&P makes no representation or warranty, express or implied, to the owners of the portfolios or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the portfolios. S&P has no obligation to take the needs of the Adviser or the owners of the portfolios into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolios or the timing of the issuance or sale of the portfolios or in the determination or calculation of the equation by which the portfolios are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolios.



S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



                             THE DOW JONES INDEXES



     Dow Jones & Company, Inc. ("Dow Jones") does not guarantee the accuracy and/or the completeness of the Dow Jones Industrial Average(SM) or the Dow Jones Select Dividend Index. Dow Jones shall have no liability for any errors, omission, or interruptions therein. Dow Jones makes no warranty, express or implied, as to results to be obtained by the Fund, ONLI, the Adviser, First Trust or variable annuity owners or any other person or entity from the use of the Dow Jones Industrial Average(SM) or the Dow Jones Select Dividend Index. Dow Jones makes no express or implied warranties and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Dow Jones Industrial Average(SM) or the Dow Jones Select Dividend Index. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages.

                              THE NASDAQ-100 INDEX(R)


The Nasdaq-100 Index(R) portfolio is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates). The Nasdaq Stock Market, Inc. and its affiliates are referred to herein as "Nasdaq." Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq-100 Index portfolio The Target VIP. Nasdaq makes no representation or warranty, express or implied to investors in the portfolios or any member of the public regarding the advisability of investing in securities generally or the portfolios particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. Nasdaq's only relationship to the Adviser (the licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of Nasdaq and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to the Adviser or the portfolios. Nasdaq has no obligation to take the needs of the Adviser or investors in the portfolios into consideration in determining, composing or calculating the Nasdaq-100 Index(R). Nasdaq is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolios to be issued or in the determination or calculation of the equation by which the portfolios are to be converted into cash. Nasdaq has no liability in connection with the administration, marketing or trading of the portfolios.



NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, INVESTORS IN THE PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



                                  VALUE LINE(R)



"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust Advisors L.P. The Target Equity/Income Portfolio and the Target VIP Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolios.

                                    APPENDIX

DEBT SECURITY RATINGS

The Commission has designated five nationally recognized statistical rating organizations: Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S&P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). The Adviser may use the ratings of all five such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other three rating organizations have given their top rating to a security. Only the ratings of Moody's, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:
----------------

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:
-----

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORP. ("S & P")

Commercial Paper:
----------------

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:
-----

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated `BB.' `B,' `CC,' and `C,' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-" rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Commercial Paper
----------------

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds
-----

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD and D      Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than `AAA.' `DDD,' `DD,' or `D' categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

                            OHIO NATIONAL FUND, INC.

                                    Form N-1A


                                     PART C.


                                OTHER INFORMATION

FINANCIAL STATEMENTS AND EXHIBITS

The following audited financial statements are included by reference in Part B of this registration statement:

            Statements of Assets and Liabilities as of December 31, 2004

            Statements of Operations for the Year Ended December 31, 2004

            Statements of Changes in Net Assets for the Years or Periods Ended December 31, 2004 and 2003

            Schedule of Investments at December 31, 2004 -- Equity Portfolio

            Schedule of Investments at December 31, 2004 -- Money Market
            Portfolio

            Schedule of Investments at December 31, 2004 -- Bond Portfolio

            Schedule of Investments at December 31, 2004 -- Omni Portfolio

            Schedule of Investments at December 31, 2004 -- International Portfolio

            Schedule of Investments at December 31, 2004 -- Capital Appreciation Portfolio

            Schedule of Investments at December 31, 2004 -- Discovery
            Portfolio

            Schedule of Investments at December 31, 2004 -- International Small Company Portfolio

            Schedule of Investments at December 31, 2004 -- Aggressive Growth Portfolio

            Schedule of Investments at December 31, 2004 -- Small Cap Growth (formerly Core Growth) Portfolio

            Schedule of Investments at December 31, 2004 -- Mid Cap Opportunity (formerly called Growth & Income) Portfolio

            Schedule of Investments at December 31, 2004 -- S&P 500 Index Portfolio

            Schedule of Investments at December 31, 2004 -- High Income Bond Portfolio

            Schedule of Investments at December 31, 2004 -- Blue Chip
            Portfolio

            Schedule of Investments at December 31, 2004 -- Capital Growth Portfolio

            Schedule of Investments at December 31, 2004 -- Nasdaq-100 Index Portfolio

            Schedule of Investments at December 31, 2004 -- Bristol Portfolio

            Schedule of Investments at December 31, 2004 -- Bryton Growth Portfolio

            Schedule of Investments at December 31, 2004 -- U.S. Equity
            Portfolio

            Schedule of Investments at December 31, 2004 -- Balanced
            Portfolio

            Schedule of Investments at December 31, 2004 -- Covered Call
            Portfolio

            Notes to Financial Statements for December 31, 2004

            Independent Registered Public Accounting Firm's
            Report of KPMG LLP dated February 18, 2005


The following audited financial information are included in Part A of this registration statement:

      Financial Highlights (Five years ended December 31, 2004)

Written Consents of the Following Persons:

      KPMG LLP

      Marc L. Collins, Esq. as Legal Counsel to the Registrant


Exhibits:


(d)(a) Schedule A, as amended effective November 1, 2005, to the Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc.

All other relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

              (a) Articles of Incorporation of the Registrant (amended as of November 2, 1982) were filed as Exhibit (1) of the Registrant's Form N-1, Post-effective Amendment No. 6, on August 3, 1982.

              (a)(1) Articles Supplementary of the Registrant, effective December 30, 1992, were filed as Exhibit (1)(a) of the Registrant's Form N-1A, Post-effective amendment No. 21, on February 26, 1993.

              (a)(2) Articles Supplementary of the Registrant, effective March 1, 1994, were filed as Exhibit (1)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 24, on March 2, 1994.

              (a)(3) Articles Supplementary of the Registrant, effective December 15, 1994 were filed as Exhibit (1)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.


              (a)(4) Articles Supplementary of the Registrant, effective September 16, 1996 were filed as Exhibit (1)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (a)(5) Articles Supplementary of the Registrant, effective March 17, 1998, were filed as Exhibit (1)(e) of the Registrant's Form N-1A, Post-effective Amendment no. 36, on April 24, 1998.

              (b) By-laws of the Registrant (as amended March 16, 1989) were filed as Exhibit (2) of the Registrant's Form N-1A, Post-effective Amendment No. 17, on March 27, 1989.

              (c)(1) Specimen of certificated securities of the Registrant's International Portfolio was filed as Exhibit (4) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (c)(2) Specimen of certificated securities of the Registrant's Capital Appreciation Portfolio was filed as Exhibit (4)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(3) Specimen of certificated securities of the Registrant's Small Cap Portfolio was filed as Exhibit (4)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 25, on March 25, 1994.

              (c)(4) Specimens of certificated securities of the Registrant's Global Contrarian and Aggressive Growth Portfolios were filed as Exhibit (4)(c) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (c)(5) Specimens of certificated securities of the Registrant's Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Stellar and Relative Value Portfolios were filed as Exhibit no. (4)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (c)(6) Specimen of certificated securities of the Registrant's Nasdaq 100 Index portfolio was filed as Exhibit (c)(6) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (d) Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc., dated May 1, 1996, was filed as Exhibit (5)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 1, 1996, and Schedule A, thereto effective May 1, 1998, was filed as Exhibit
                            (5)(a)(1) of the Registrant's Form N-1A,
                            Post-effective Amendment no. 35 on February 13,
                            1998.

               (d)(1) Sub-Advisory Agreement (for the Capital Appreciation portfolio) between Ohio National Investments, Inc. and Jennison Associates LLC dated January 3, 2000 was filed as Exhibit (d)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

               (d)(1)(a) Amendment, effective July 1, 2003, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Jennison Associates LLC was filed as Exhibit (d)(1)(a) of Registrant's
                            Form N-1A, Post Effective Amendment No. 46 on February 13, 2004.

               (d)(2) Sub-Advisory Agreement dated April 1, 1998 (for the Small Cap Portfolio, now called Discovery Portfolio) between Ohio National Investments, Inc. and Founders Asset Management LLC was filed as Exhibit (5)(d) of the Registrant's Form N-1A, Post-effective Amendment no. 35 on February 13, 1998 with an amendment filed as Exhibit (d)(2)(i) under Post- effective Amendment no. 37 on February 25, 1999.

               (d)(3) Sub-Advisory Agreement (for the Aggressive Growth portfolio) between Ohio National Investments, Inc. and Janus Capital Management LLC dated April 3, 2002 was filed as Exhibit (d)(3) of the Registrant's Form N-1A, Post-effective Amendment No. 43, on April 12, 2002.

               (d)(3)(a) Amendments, effective July 1, 2003, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Janus Capital Management LLC was filed as Exhibit (d)(3)(a) of Registrant's Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004.

               (d)(4)       Sub-Advisory Agreement dated November 1, 2002
                            (for the Small Cap Growth Portfolio) between Ohio National Investments, Inc. and UBS Global Asset Management (New York), Inc. was filed as Exhibit
                            (d)(4) of the Registrant's Form N-1A, Post-effective Amendment No. 44 on February 28, 2003.

               (d)(5)       Subadvisory Agreement dated May 1, 2002,
                            (for the Omni, Bristol and Bryton Growth portfolios) between Ohio National Investments, Inc. and Suffolk Capital Management, LLC was filed as Exhibit (d)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 43 on April 12, 2002.

               (d)(5)(a) Amendment, effective August 19, 2003, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Suffolk Capital management, LLC was filed as Exhibit (d)(5)(a) of Registrant's Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004.

               (d)(6)       Sub-Advisory Agreement dated May 1, 1998
                            (for the High Income Bond and Blue Chip Portfolios) between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit
                            (5)(j) of the Registrant's Form N-1A Post-effective Amendment no. 35 on February 13, 1998.

               (d)(6)(a) Amendment, effective July 1, 2003, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Counseling was filed as Exhibit (d)(6)(a) of Registrant's Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004.

               (d)(6)(b) Amendment, effective January 1, 2004, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and Federated Investment Counseling, substituting Federated Investment Management Company as the sub-adviser for the High Income Bond Portfolio and substituting Federated Equity Management Company of Pennsylvania as the sub-adviser for the Blue Chip Portfolio was filed as Exhibit (d)(6)(a) of Registrant's Form N-1A, Post-Effective Amendment No. 46 on
                            February 13, 2004.


               (d)(7)       Subadvisory Agreement dated January 1, 1999
                            (for the International and International Small Company Portfolios) between Ohio National Investments, Inc. and Federated Global Research Corp. (now called Federated Global Investment Management Corp.) was filed as Exhibit (d)(7) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

               (d)(7)(a) Amendment, effective July 1, 2003, to the Sub-Advisory Agreement between Ohio National investments, Inc. and Federated Global Investment Management Corp. was filed as Exhibit (d)(7)(a) of Registrant's Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004.


               (d)(8) Subadvisory Agreement (for the Growth & Income Portfolio now called the Mid Cap Opportunity Portfolio) between Ohio National Investments, Inc. and Robertson Stephens Investment Management, L.P. (now called RS Investment Management Co., L.P.) was filed as Exhibit no. (d)(8) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

               (d)(8)(a) Amendment, effective August 22, 2003, to the Sub-Advisory Agreement between Ohio National Investments, Inc. and RS Investment Management Co., L.P., removing the Capital Growth Portfolio from the agreement was filed as Exhibit (d)(8)(a) of Registrant's Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004.


               (d)(9)       Sub-Advisory Agreement dated August 22, 2003
                            (for the Capital Growth Portfolio) between Ohio National Investments, Inc. and Eagle Asset Management, Inc. was filed as Exhibit (d)(9)(a) of Registrant's Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004.

               (d)(10)      Sub-Advisory Agreement dated August 2, 1999
                            (for the Equity Portfolio) between Ohio National Investments, Inc. and Legg Mason Fund Adviser, Inc. (now called Legg Mason Funds Management, Inc.) and an amendment thereto effective July 1, 2003 was filed as Exhibit (d)(10)(a) of Registrant's
                            Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004.

               (d)(11)      Sub-Advisory Agreement dated April 30, 2004
                            (for the U.S. Equity, Balanced and Covered Call Portfolios) between Ohio National Investments, Inc. and ICON Advisers, Inc. was filed as Exhibit (d)(11)(a) of Registrant's Form N-1A, Post-Effective Amendment No. 46 on
                            February 13, 2004.

              (g) Custody Agreement between the Registrant and Star Bank, N.A. (now called U.S. Bank, N.A.) was filed as Exhibit
                        (8) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (g)(1) Custody Agreement (for the International Portfolio) between the Registrant and Investors Fiduciary Trust Company (now called State Street Bank and Trust Company) was filed as Exhibit (8)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993, and the First Amendment thereto (adding the Global Contrarian Portfolio, now called International Small Company portfolio) between the Registrant and Investors Fiduciary Trust Company was filed as Exhibit (8)(a)(i) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (h)(1) Fund Accounting Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC (now called U.S. Bancorp Fund Services, LLC) was filed as Exhibit no. (h)(1) of the Registrant's Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.

              (h)(2) Transfer Agency Servicing Agreement between the Registrant and Firstar Mutual Fund Services, LLC (now called U.S. Bancorp Fund Services, LLC) was filed as Exhibit no. (h)(2) of the Registrant's Form N-1A, Post-effective Amendment no. 41, on April 9, 2001.

              (h)(3) Service Agreement among the Registrant, Ohio National Investments, Inc. and The Ohio National Life Insurance Company, dated May 1, 1996, was filed as Exhibit (9)(b) of the Registrant's Form N-1A, Post-effective Amendment No. 31, on March 31, 1996.

              (h)(4) Master Repurchase Agreement between the Registrant and Star Bank, N.A. (now called U.S. Bank, N.A.) was filed as Exhibit (9)(c) of the Registrant's Form N-1A, Post-effective Amendment no. 33, on April 25, 1997.

              (h)(5) Services Agreement (for the International Portfolio) between the Registrant and Interactive Data Corporation was filed as Exhibit (9)(e) of the Registrant's Form N-1A, Post-effective Amendment No. 23, on October 29, 1993.

              (h)(6)    Joint Insured Agreement among the Registrant, Dow
                        Target Variable Fund LLC and Ohio National Investments, Inc. was filed as Exhibit no. (h)(6) of the Registrant's Form N-1A, Post-effective Amendment no. 37 on February 25, 1999.

              (i)(1) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's International Portfolio was filed as Exhibit (10) of the Registrant's Form N-1A, Post-effective Amendment No. 21, on February 26, 1993.

              (i)(2) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Capital Appreciation, Small Cap (now called Discovery), Global Contrarian (now called International Small Company) and Aggressive Growth Portfolios was filed as Exhibit (10)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (i)(3) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Core Growth (now called Small Cap Growth), Growth & Income (now called Mid Cap Opportunity) and S&P 500 Index Portfolios was filed as Exhibit no. (10)(b) of the Registrant's Form N-1A, Post-effective Amendment no. 32, on October 21, 1996.

              (i)(4) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Small Cap Growth (now called Capital Growth), High Income Bond and Blue Chip Portfolios was filed as Exhibit (10)(c) of the Registrant's Form N-1A, Post-Effective Amendment no. 36 on April 24, 1998.

              (i)(5) Opinion and consent of Ronald L. Benedict, Esq., as to the shares of the Registrant's Nasdaq-100 Index portfolio was filed as Exhibit (i)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.

              (j)(1) Investment letter for the initial subscription of capital stock of the Registrant's International Portfolio was filed as Exhibit (13) of the Registrant's Form N-1A, Post-effective Amendment No. 22, on April 22, 1993.

              (j)(2) Investment letters for the initial subscriptions of capital stock of the Registrant's Capital Appreciation, Small Cap (now called Discovery), Global Contrarian (now called International Small Company) and Aggressive Growth Portfolios were filed as Exhibit (13)(a) of the Registrant's Form N-1A, Post-effective Amendment No. 27, on December 30, 1994.

              (j)(3) Investment letter for the initial subscription of stock of the Registrant's Core Growth (now called Small Cap Growth), Growth & Income (now called Mid Cap Opportunity) and S&P 500 Index Portfolios was filed as Exhibit (13)(b) of the Registrant's Form N-1A Post-effective Amendment no. 33, on April 25, 1997.



              (j)(4) Investment letter for the initial subscription of stock of the Registrant's Small Cap Growth (now called Capital Growth), High Income Bond and Blue Chip Portfolios was filed as Exhibit (13)(c) of the Registrant's Form N-1A Post-Effective Amendment no. 36 on April 24, 1998.

              (j)(5) Investment letter for the initial subscription of stock of the Registrant's Nasdaq-100 Index portfolio was filed as Exhibit (j)(5) of the Registrant's Form N-1A, Post-effective Amendment no. 39, on February 4, 2000.


              (P) Registrant's Code of Ethics (pursuant to Rule 17j-1) as amended November 18, 2003 was filed as Exhibit (P) to Registrant's Form N-1A, Post-Effective Amendment No. 46 on February 13, 2004.


              (P)(1) Registrant's Code of Ethics for President and Treasurer (pursuant to Sarbanes-Oxley Act), adopted November 18, 2003, was filed as Exhibit (P)(1) to Registrant's Form N-1A, Post Effective Amendment No. 46 on February 13, 2004.



PERSONS UNDER COMMON CONTROL WITH REGISTRANT
The Registrant is an affiliate of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)                                     Jurisdiction                % Owned
The Ohio National Life Insurance Company                     Ohio                     100%

OnFlight, Inc.                                               Ohio                     100%
(aviation)

ON Global Holdings, Inc.                                     Delaware                 100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.                           Connecticut               51%
(investment adviser)

SMON Holdings, Inc.                                          Delaware                  50%
(insurance holding company)

Suffolk Capital Management LLC                               Delaware                  81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation                     Ohio                     100%

Ohio National Equities, Inc.                                 Ohio                     100%
(securities broker dealer)

Ohio National Investments, Inc.                              Ohio                     100%
(investment adviser)

The O.N. Equity Sales Company                                Ohio                     100%
(securities broker dealer)

Enterprise Park, Inc.                                        Georgia                  100%
(real estate holding company)

Ohio National Fund, Inc.                                     Maryland      (more than) 90%
(registered investment company

Dow Target Variable Fund LLC                                 Ohio                     100%
(registered investment company)


The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company                           Ohio                     100%
(investment adviser)

Ohio National Insurance Agency, Inc.                         Indiana                  100%

Ohio National Insurance Agency of Alabama, Inc.              Alabama                  100%

Ohio National Insurance Agency of Massachusetts, Inc.        Massachusetts            100%

Ohio National Insurance Agency of North Carolina, Inc.       North Carolina           100%

ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

SMON Holdings, Inc. owns 100% of the voting securities of National Security Life and Annuity Company, a life insurance company organized under the laws of New York.

INDEMNIFICATION

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant (a Maryland corporation), except a proceeding brought by or on behalf of the Registrant, the Registrant may indemnify the corporate representative against expenses, including attorneys' fees, and judgments, fines, penalties, and amounts paid in settlement, if such expenses were actually and reasonably incurred by the corporate representative in connection with the proceeding, if: (i) he or she acted in good faith; (ii) in the case of conduct in his or her official capacity he or she reasonably believed that his or her conduct was in the best interests of the Registrant, and in all other cases he or she reasonably believed that his or her conduct was not opposed to the best interests of the Registrant; and (iii) with respect to any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The Registrant is also authorized under Section 2-418 of the Maryland General Corporation Law to indemnify a corporate representative under certain circumstances against reasonable expenses incurred in connection with the defense of a suit or action by or in the right of the Registrant except where the corporate representative has been adjudged liable to the Registrant.

Under Article 11 of the Registrant's By-laws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article 11 of Registrant's By-laws and Section 2-418 of the Maryland General Corporation Law.

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUBADVISERS

Information related to the Registrant's investment adviser (Ohio National Investments, Inc.) and each of the subadvisers retained by the investment adviser for the management of the Registrant's portfolios is contained in the registration statement currently on file with the Commission for each such entity on Form ADV and is incorporated herein by reference. The file numbers of the investment adviser and each subadviser are listed below:

Investment Adviser or Subadviser                          File No.
--------------------------------                          --------

Ohio National Investments, Inc.                           801-51396

Eagle Asset Management, Inc.                              801-21343

Federated Equity Management Company of Pennsylvania       801-62501

Federated Global Investment Management Corp.              801-49470

Federated Investment Management Company                   801-34612

ICON Advisers, Inc.                                       801-38868

Jennison Associates LLC                                   801-05608

Founders Asset Management LLC                             801-55220

Janus Capital Management LLC                              801-13991


RS Investment Management Co. LLC                          801-29888

Legg Mason Funds Management, Inc.                         801-16958

Suffolk Capital Management, LLC                           801-60808

UBS Global Asset Management (New York), Inc.              801-08957


First Trust Advisors, L.P.                                801-39950

PRINCIPAL UNDERWRITERS

Not Applicable


LOCATION OF ACCOUNTS AND RECORDS

The books and records required under Section 31(a) and Rules thereunder are maintained and in the possession of the following persons:

(a)           Journals and other records of original entry:

                 For those portfolios other than the International and International Small Company Portfolios:

                 U.S. Bank, N.A.
                 425 Walnut Street
                 Cincinnati, Ohio  45202

              and

                 U.S. Bancorp Fund Services ("Fund Services")
                 615 East Michigan Street
                 Milwaukee, Wisconsin 53202

                 For the International and International Small Company
                 Portfolios:


                 State Street Bank and Trust Company
                 ("State Street")
                 801 Pennsylvania Street
                 Kansas City, Missouri  64105

(b)           General and auxiliary ledgers:

                 Fund Services and State Street

(c)           Securities records for portfolio securities:

                 Fund Services and State Street

(d)           Corporate charter (Articles of Incorporation), By-Laws and Minute
              Books:

                 Marc L. Collins, Secretary
                 Ohio National Fund, Inc.
                 One Financial Way
                 Montgomery, Ohio  45242

(e)           Records of brokerage orders:

                 The Adviser

(f)           Records of other portfolio transactions:

                 The Adviser

(g)           Records of options:

                 The Adviser

(h)           Records of trial balances:

                 Fund Services and The Adviser

(i) Quarterly records of allocation of brokerage orders and commissions:

                 The Adviser

(j) Records identifying persons or group authorizing portfolio transactions:

                 The Adviser

(k)           Files of advisory materials

                 The Adviser


MANAGEMENT SERVICES

Not Applicable


UNDERTAKINGS

Not Applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the __ day of August, 2005.


                                       OHIO NATIONAL FUND, INC.

                                       By   /s/John J. Palmer
                                         ------------------------------
                                         John J. Palmer, President



Attest: /s/ Marc L. Collins
        ------------------------------------
        Marc L. Collins, Secretary


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                         Title                                      Date
---------                         -----                                      ----
/s/John J. Palmer
-------------------------          President and Director                August __, 2005
John J. Palmer                    (Principal Executive Officer)


/s/R. Todd Brockman
-------------------------         Treasurer (Principal Financial         August __, 2005
R. Todd Brockman                  and Accounting Officer)


/s/Joseph A. Campanella
-------------------------         Director                               August __, 2005
Joseph A. Campanella


/s/James E. Bushman
-------------------------         Director                               August __, 2005
James E. Bushman


/s/Ross Love
-------------------------         Director                               August __, 2005
Ross Love


/s/George M. Vredeveld
-------------------------         Director                               August __, 2005
George M. Vredeveld

                         INDEX OF CONSENTS AND EXHIBITS


                                                                                          Page Number in
Exhibit                                                                                Sequential Numbering
Number               Description                                                       System Where Located
------               -----------                                                       --------------------

                     KPMG LLP



(d)(a) Schedule A, as amended effective April 30, 2005, to the Investment Advisory Agreement between the Registrant and Ohio National Investments, Inc.


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors of
Ohio National Fund, Inc.:


We consent to the use of our report for the Ohio National Fund, Inc. dated February 17, 2005, incorporated by reference herein, and to the references to our firm under the headings "Financial Highlights of Ohio National Fund, Inc." in the Prospectus and "Independent Registered Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information.

Columbus, Ohio
July 28, 2005